UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2021

Item 1.

Reports to Stockholders

Fidelity® Tax-Free Bond Fund

Annual Report

January 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Tax-Free Bond Fund	3.94%	4.14%	5.23%

$25,000 Over 10 Years

Let's say hypothetically that $25,000 was invested in Fidelity® Tax-Free Bond Fund on January 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays 3+ Year Non-AMT Municipal Bond Index performed over the same period.

Period Ending Values
$41,620	Fidelity® Tax-Free Bond Fund
$41,574	Bloomberg Barclays 3+ Year Non-AMT Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a gain for the 12 months ending January 31, 2021, overcoming market volatility related to economic and credit fears caused by the coronavirus pandemic. The Bloomberg Barclays Municipal Bond Index rose 4.01% for the year. Munis began the period on an upswing, driven by robust demand. By the second week of March, however, the outbreak and spread of COVID-19 raised the prospect of a broad economic slowdown that would present financial challenges for muni issuers across sectors. For example, revenue bonds used to finance airport projects were hampered by a sharp reduction in air travel. Also, bonds issued by hospitals received scrutiny due to uncertain reimbursement for coronavirus-related treatment and the halt of elective procedures. State and local government tax revenue was impacted by the delay in the income-tax filing date to July 15 and the collapse in revenue from sales taxes, activity taxes and fees. Muni yields rose substantially amid this uncertainty. The U.S. Federal Reserve responded to the risk of rapid economic contraction and dysfunction in the credit markets by lowering the fed funds rate, purchasing taxable bonds and launching lending facilities, while Congress passed historic fiscal stimulus. This led to increased market liquidity and a return of new issuance in the primary market. Demand for municipal bonds, coupled with better-than-expected economic data, pressured muni yields and credit spreads through January 31.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For the fiscal year ending January 31, 2021, the fund returned 3.94%, slightly lagging, net of fees, the 4.35% advance of the Bloomberg Barclays 3+ Year Non-AMT Municipal Bond Index. We focused on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Our sales of below-investment-grade bonds backed by the Buckeye Tobacco Settlement Financing Authority at a loss detracted from the fund's relative result. Although we continued to hold higher-quality securities from the same issuer, we didn’t anticipate that the lower-quality securities would rally as sharply as they did in the second half of the period. Differences in the way fund holdings and index components were priced also materially hampered fund performance versus the index. In contrast, fund holdings cumulatively produced more income than components of the index, which added relative value. Purchases of bonds issued by the Metropolitan Pier and Exposition Authority in the summer also contributed versus the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2020, Michael Maka assumed co-management responsibilities for the fund. He succeeded Kevin Ramundo, who retired from Fidelity on June 30, 2020, after more than 20 years with the firm.

Investment Summary (Unaudited)

Top Five States as of January 31, 2021

% of fund's net assets
Illinois	18.7
Florida	7.0
New York	6.4
Texas	6.4
New Jersey	5.0

Top Five Sectors as of January 31, 2021

% of fund's net assets
General Obligations	25.2
Health Care	22.4
Transportation	16.3
Education	7.6
Electric Utilities	6.7

Quality Diversification (% of fund's net assets)

As of January 31, 2021
AAA	2.6%
AA,A	72.6%
BBB	17.4%
BB and Below	2.4%
Not Rated	1.3%
Short-Term Investments and Net Other Assets	3.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments January 31, 2021

Showing Percentage of Net Assets

Municipal Bonds - 96.3%
	Principal Amount	Value
Alabama - 1.1%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	1,800,000	2,244,258
Homewood Edl. Bldg. Auth. Rev. Series 2019 A:
4% 12/1/33	$285,000	$337,788
4% 12/1/35	930,000	1,095,903
4% 12/1/37	1,250,000	1,463,650
4% 12/1/38	240,000	280,253
4% 12/1/39	1,700,000	1,980,976
4% 12/1/41	4,070,000	4,713,874
4% 12/1/44	2,400,000	2,756,304
4% 12/1/49	560,000	637,902
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (a)	24,380,000	28,253,494
Montgomery Med. Clinic Facilities:
Series 2015:
5% 3/1/26	60,000	70,317
5% 3/1/27	115,000	134,177
5% 3/1/28	125,000	145,050
5% 3/1/29	105,000	121,003
5% 3/1/30	125,000	143,153
5% 3/1/36	2,450,000	2,752,110

TOTAL ALABAMA		47,130,212

Alaska - 0.2%
Alaska Gen. Oblig. Series 2016 A, 5% 8/1/31	4,340,000	5,167,074
Alaska Int'l. Arpts. Revs. Series 2016 B:
5% 10/1/31	1,685,000	2,005,420
5% 10/1/33	2,200,000	2,602,842

TOTAL ALASKA		9,775,336

Arizona - 2.1%
Arizona Board of Regents Ctfs. of Prtn.:
(Univ. of Arizona Univ. Revs.) Series 2018 B:
5% 6/1/26	1,100,000	1,334,586
5% 6/1/27	500,000	622,055
5% 6/1/29	1,725,000	2,173,793
(Univ. of Arizona Univ. Revs.). Series 2018 B, 5% 6/1/30	1,470,000	1,841,396
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2007 B, 3 month U.S. LIBOR + 0.810% 0.969%, tender 1/1/37 (a)(b)	1,000,000	943,750
Arizona Indl. Dev. Auth. Lease Rev. Series 2020 A:
4% 9/1/37	410,000	485,477
4% 9/1/38	445,000	525,376
4% 9/1/39	400,000	471,092
4% 9/1/40	435,000	510,973
4% 9/1/46	1,000,000	1,150,410
5% 9/1/31	195,000	259,083
5% 9/1/32	300,000	395,727
5% 9/1/33	415,000	543,899
5% 9/1/34	350,000	456,568
Arizona Indl. Dev. Auth. Rev. (Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/37	1,090,000	1,167,979
5% 5/1/43	1,000,000	1,056,040
Glendale Gen. Oblig.:
Series 2015, 4% 7/1/21 (FSA Insured)	1,205,000	1,224,238
Series 2017, 5% 7/1/24	3,475,000	3,990,273
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	155,000	164,657
5% 7/1/48	200,000	209,594
Maricopa County Indl. Dev. Auth. (Creighton Univ. Proj.) Series 2020, 5% 7/1/47	2,000,000	2,468,120
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (c)	585,000	605,381
6% 1/1/48 (c)	2,825,000	2,899,637
Maricopa County School District #28 Kyrene Elementary Series 2010 B, 4% 7/1/21	375,000	380,987
Maricopa County Unified School District #48 Scottsdale Series 2017 B:
5% 7/1/29	1,150,000	1,465,353
5% 7/1/30	1,500,000	1,901,580
5% 7/1/31	800,000	1,010,600
5% 7/1/32	3,250,000	4,089,573
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2015 A, 5% 7/1/45	3,170,000	3,651,365
Series 2017 B:
5% 7/1/30	4,000,000	5,042,280
5% 7/1/34	2,000,000	2,487,340
5% 7/1/35	2,000,000	2,482,240
Series 2019 A, 5% 7/1/44	5,615,000	7,043,063
Phoenix Civic Impt. Corp. Series 2019 A:
5% 7/1/30	1,100,000	1,361,943
5% 7/1/32	355,000	435,475
5% 7/1/36	595,000	720,182
5% 7/1/37	520,000	627,541
5% 7/1/38	830,000	999,104
5% 7/1/45	7,200,000	8,514,720
Phoenix Civic Impt. Corp. District Rev. (Plaza Expansion Proj.) Series 2005 B, 5.5% 7/1/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	7,784,050
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2020 A, 5% 7/1/44	8,430,000	11,108,548
Phoenix IDA Student Hsg. Rev. (Downtown Phoenix Student Hsg. II LLC Arizona State Univ. Proj.) Series 2019 A:
5% 7/1/49	1,125,000	1,256,591
5% 7/1/54	3,530,000	3,929,243
Pima County Swr. Sys. Rev. Series 2012 A, 5% 7/1/27	1,000,000	1,065,560
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007, 5.25% 12/1/23	2,500,000	2,812,450
Scottsdale Indl. Dev. Auth. Hosp. Rev. (Scottsdale Healthcare Proj.) Series 2006 C, 5% 9/1/35 (FSA Insured)	285,000	286,032

TOTAL ARIZONA		95,955,924

California - 3.7%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds Series C, 2.1%, tender 4/1/22 (a)	3,585,000	3,631,605
California Gen. Oblig.:
Series 2004:
5.25% 12/1/33	35,000	35,143
5.5% 4/1/30	5,000	5,022
Series 2012, 5.25% 4/1/35	2,920,000	3,090,528
Series 2017, 5% 11/1/29	6,225,000	8,067,787
Series 2020:
4% 11/1/37	8,715,000	10,893,140
4% 11/1/38	8,000,000	9,969,440
4% 11/1/39	3,500,000	4,351,305
4% 11/1/40	2,500,000	3,099,325
California Health Facilities Fing. Auth. Rev. Series 2013 A, 5% 8/15/52 (Pre-Refunded to 8/15/23 @ 100)	15,070,000	16,911,253
California Muni. Fin. Auth. Student Hsg. (CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/35	2,140,000	2,590,406
5% 5/15/38	3,000,000	3,600,360
5% 5/15/43	4,000,000	4,740,680
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A, 5% 7/1/27 (c)	340,000	285,600
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (c)	280,000	235,200
California Pub. Works Board Lease Rev. (Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/26	5,265,000	5,848,994
California Statewide Cmntys. Dev. Auth. Series 2016:
5% 5/15/25	1,000,000	1,146,540
5% 5/15/26	1,000,000	1,172,210
5% 5/15/27	1,000,000	1,166,680
5% 5/15/28	1,000,000	1,161,740
5% 5/15/32	1,250,000	1,433,125
5% 5/15/33	1,500,000	1,712,490
5% 5/15/40	1,000,000	1,119,880
California Statewide Cmntys. Dev. Auth. Rev. Series 2015, 5% 2/1/45	2,275,000	2,294,838
Carlsbad Unified School District Series 2009 B, 6% 5/1/34 (Pre-Refunded to 5/1/24 @ 100)	1,450,000	1,713,248
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2013 A, 5% 6/1/29	2,500,000	2,751,025
Series 2017 A1:
5% 6/1/21	1,110,000	1,128,045
5% 6/1/22	1,555,000	1,655,204
5% 6/1/23	1,780,000	1,975,907
5% 6/1/24	1,000,000	1,154,550
Merced Union High School District Series A, 0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,455,000	1,452,905
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	1,300,000	1,092,442
Series B:
0% 8/1/33	4,350,000	3,559,257
0% 8/1/37	8,000,000	5,868,480
0% 8/1/38	4,225,000	3,012,129
0% 8/1/39	7,220,000	5,001,799
0% 8/1/41	4,900,000	3,188,283
Poway Unified School District Pub. Fing.:
5% 9/1/27	1,050,000	1,243,421
5% 9/1/30	1,370,000	1,596,598
Riverside Swr. Rev. Series 2015 A:
5% 8/1/30	2,880,000	3,455,741
5% 8/1/31	1,630,000	1,953,441
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,600,000	1,519,888
Sacramento County Arpt. Sys. Rev. Series 2016 B, 5% 7/1/41	1,770,000	2,111,929
San Diego Cmnty. College District Series 2011, 0% 8/1/35	3,000,000	2,360,610
San Diego Unified School District:
Series 2008 C:
0% 7/1/34	1,300,000	1,059,604
0% 7/1/37	5,105,000	3,845,188
Series 2008 E, 0% 7/1/47 (d)	2,600,000	2,571,816
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series 2019 B, 5% 5/1/49	2,930,000	3,696,049
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/24 (Pre-Refunded to 6/1/23 @ 100)	1,000,000	1,112,540
5% 6/1/27 (Pre-Refunded to 6/1/23 @ 100)	1,000,000	1,112,540
San Marcos Unified School District Series 2010 B, 0% 8/1/47	3,700,000	1,957,818
Santa Rosa Wastewtr. Rev. Series 2002 B, 0% 9/1/25 (AMBAC Insured)	1,700,000	1,647,827
Tobacco Securitization Auth. Southern California Tobacco Settlement Series 2019 A1:
5% 6/1/27	1,000,000	1,291,500
5% 6/1/28	1,510,000	2,004,102
5% 6/1/29	1,000,000	1,360,770
Univ. of California Revs. Series 2017 AV, 5% 5/15/36	1,610,000	2,027,537
Washington Township Health Care District Gen. Oblig. Series 2013 B, 5.5% 8/1/38	2,000,000	2,267,680
Yuba City Unified School District Series A, 0% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	990,570

TOTAL CALIFORNIA		163,303,734

Colorado - 0.6%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	1,450,000	1,719,207
5% 10/1/43	5,810,000	6,803,859
Colorado Health Facilities Auth.:
(Parkview Episcopal Med. Ctr., Co. Proj.) Series 2017:
5% 9/1/23	270,000	298,237
5% 9/1/24	225,000	257,256
5% 9/1/25	260,000	307,065
5% 9/1/28	2,200,000	2,711,456
(Parkview Med. Ctr., Inc. Proj.) Series 2016, 5% 9/1/46	3,700,000	4,271,428
Series 2019 A, 4% 11/1/39	2,980,000	3,502,871
Series 2019 A2, 4% 8/1/49	2,900,000	3,295,937
Colorado Hsg. & Fin. Auth. Series 2019 H, 4.25% 11/1/49	1,190,000	1,349,377
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2017C-2, 5%, tender 3/1/22 (a)	3,825,000	3,926,029

TOTAL COLORADO		28,442,722

Connecticut - 2.8%
Connecticut Gen. Oblig.:
Series 2015 B, 5% 6/15/32	1,550,000	1,835,619
Series 2016 E:
5% 10/15/26	2,030,000	2,544,504
5% 10/15/29	2,930,000	3,634,343
Series 2018 F:
5% 9/15/25	1,950,000	2,360,846
5% 9/15/27	1,000,000	1,282,740
5% 9/15/28	4,500,000	5,915,205
Series 2020 A:
4% 1/15/33	8,435,000	10,431,902
4% 1/15/34	7,005,000	8,614,889
5% 1/15/40	2,765,000	3,565,882
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/34	1,050,000	1,263,938
5% 7/1/35	1,200,000	1,441,560
5% 7/1/36	400,000	479,292
5% 7/1/37	1,555,000	1,858,863
5% 7/1/42	3,780,000	4,472,534
Bonds Series 2020 B:
5%, tender 1/1/25 (a)	4,450,000	5,221,497
5%, tender 1/1/27 (a)	4,710,000	5,892,069
Series 2016 K, 4% 7/1/46	4,465,000	4,855,554
Series 2017 B, 5% 7/1/29	9,780,000	13,304,908
Series 2019 A:
5% 7/1/34 (c)	1,325,000	1,447,510
5% 7/1/49 (c)	2,040,000	2,156,688
Series 2020 A, 4% 7/1/39	3,000,000	3,511,080
Series 2020 C, 4% 7/1/45	4,220,000	4,856,714
Series 2020 K:
5% 7/1/37	1,000,000	1,275,550
5% 7/1/38	1,500,000	1,907,940
5% 7/1/39	1,550,000	1,966,656
5% 7/1/44 (c)	1,295,000	1,482,399
Series G, 5% 7/1/50 (c)	1,100,000	1,248,962
Series K1:
5% 7/1/31	1,500,000	1,812,810
5% 7/1/35	1,280,000	1,522,330
Series N:
4% 7/1/39	1,235,000	1,332,689
4% 7/1/49	1,475,000	1,565,226
5% 7/1/32	550,000	662,888
5% 7/1/33	500,000	599,870
5% 7/1/34	250,000	297,780
Connecticut Hsg. Fin. Auth. Series 2019 B1, 4% 5/15/49	1,565,000	1,798,467
Connecticut State Revolving Fund Gen. Rev. Series 2017 A:
5% 5/1/33	3,125,000	3,901,844
5% 5/1/35	2,325,000	2,890,161
Hbr. Point Infrastructure Impt. District Series 2017:
5% 4/1/30 (c)	2,430,000	2,800,454
5% 4/1/39 (c)	3,125,000	3,513,500
New Haven Gen. Oblig. Series 2016 A, 5% 8/15/25 (FSA Insured)	570,000	679,514
Univ. of Connecticut Gen. Oblig. Series 2019 A:
5% 11/1/25	1,020,000	1,238,443
5% 11/1/26	1,735,000	2,169,722

TOTAL CONNECTICUT		125,615,342

Delaware - 0.3%
Delaware Trans. Auth. (U.S. 301 Proj.) Series 2015, 5% 6/1/55	13,000,000	14,968,850
District Of Columbia - 0.9%
District of Columbia Gen. Oblig. Series 2017 A, 5% 6/1/33	2,300,000	2,896,229
District of Columbia Hosp. Rev. Series 2015:
5% 7/15/29	4,000,000	4,815,200
5% 7/15/30	6,495,000	7,787,830
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. (Dulles Metrorail and Cap. Impt. Projs.) Series 2019 A:
5% 10/1/33	1,250,000	1,568,638
5% 10/1/34	2,000,000	2,502,060
5% 10/1/36	2,000,000	2,488,000
Metropolitan Washington DC Arpts. Auth. Sys. Rev. Series 2019 B:
5% 10/1/21	3,490,000	3,600,838
5% 10/1/23	2,250,000	2,542,388
5% 10/1/25	2,310,000	2,822,751
Washington Convention & Sports Auth. Series 2018 A, 5% 10/1/22	5,250,000	5,553,398
Washington D.C. Metropolitan Transit Auth. Rev. Series 2017 B, 5% 7/1/33	4,545,000	5,656,480

TOTAL DISTRICT OF COLUMBIA		42,233,812

Florida - 7.0%
Brevard County School Board Ctfs. of Prtn.:
Series 2014, 5% 7/1/27	1,700,000	1,948,336
Series 2015 C, 5% 7/1/27	1,455,000	1,728,074
Broward County Arpt. Sys. Rev. Series 2012 P-2, 5% 10/1/21	1,630,000	1,681,433
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	1,595,000	1,934,719
Series 2012 A, 5% 7/1/24	4,345,000	4,626,035
Series 2015 A:
5% 7/1/24	940,000	1,088,379
5% 7/1/26	3,635,000	4,320,706
Series 2016, 5% 7/1/32	1,020,000	1,229,477
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A, 5% 10/1/29	1,650,000	1,962,411
Citizens Property Ins. Corp. Series 2012 A1, 5% 6/1/21	4,525,000	4,597,337
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011, 6.25% 10/1/39	3,505,000	3,536,475
Duval County School Board Ctfs. of Prtn. Series 2015 B, 5% 7/1/29	6,380,000	7,549,901
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 4% 8/15/45	2,390,000	2,762,960
Florida Higher Edl. Facilities Fing. Auth.:
(St. Leo Univ. Proj.) Series 2019, 5% 3/1/49	4,800,000	5,278,128
Series 2019, 5% 10/1/27	650,000	784,134
Florida Hsg. Fin. Corp. Rev. Series 2019 1, 4% 7/1/50	4,620,000	5,196,576
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	2,600,000	2,983,370
Series 2015 C, 5% 10/1/35	2,000,000	2,275,640
Florida Muni. Pwr. Agcy. Rev.:
(Pwr. Supply Proj.) Series 2017 A, 5% 10/1/28	400,000	521,860
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	985,000	1,208,339
5% 10/1/31	1,075,000	1,317,853
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	1,125,000	1,212,424
Series 2015 B, 5% 10/1/29	1,250,000	1,491,200
Gainesville Utils. Sys. Rev. Series 2017 A:
5% 10/1/30	2,810,000	3,577,214
5% 10/1/35	5,000,000	6,268,700
Halifax Hosp. Med. Ctr. Rev. Series 2015:
4% 6/1/27	585,000	653,925
5% 6/1/24	835,000	949,671
5% 6/1/28	655,000	760,114
Hillsborough County Aviation Auth. Rev. Series 2018 F, 5% 10/1/48	2,500,000	3,073,825
Hillsborough County School Board Ctfs. of Prtn. Series 2015 A, 5% 7/1/26	8,000,000	9,567,040
Indian River County School Board Ctfs. of Prtn. Series 2014, 5% 7/1/24	2,600,000	2,973,178
Jacksonville Health Care Facilities (Baptist Med. Ctr. Proj.) Series 2017:
5% 8/15/26	2,000,000	2,456,620
5% 8/15/34	2,750,000	3,363,608
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/25	2,250,000	2,428,830
Lake County School Board Ctfs. of Prtn. Series 2014 A, 5% 6/1/29 (FSA Insured)	1,500,000	1,709,175
Miami Beach Health Facilities Auth. Hosp. Rev. Series 2014 A, 5% 11/15/39	1,530,000	1,695,225
Miami-Dade County Aviation Rev.:
Series 2014 A, 5% 10/1/37	8,500,000	9,722,300
Series 2014 B, 5% 10/1/34	2,225,000	2,555,368
Series 2016 A, 5% 10/1/41	8,500,000	10,101,570
Series 2020 A:
4% 10/1/35	1,600,000	1,950,896
4% 10/1/41	1,200,000	1,436,064
5% 10/1/31	2,140,000	2,873,014
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/24 (Pre-Refunded to 10/1/22 @ 100)	1,000,000	1,081,270
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	3,300,000	3,309,438
Series 2014 A:
5% 7/1/25	1,430,000	1,640,997
5% 7/1/27	1,000,000	1,143,530
5% 7/1/28	2,225,000	2,539,482
5% 7/1/29	1,010,000	1,152,753
5% 7/1/44	18,800,000	21,172,372
Series 2014 B, 5% 7/1/30	2,500,000	2,853,350
Miami-Dade County Gen. Oblig. (Bldg. Better Cmntys. Prog.) Series 2016 A:
5% 7/1/27	9,895,000	12,688,655
5% 7/1/28	10,385,000	13,671,333
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D, 5% 11/1/25	6,655,000	7,788,080
Series 2015 A, 5% 5/1/29	12,370,000	14,539,822
Series 2015 B, 5% 5/1/27	2,980,000	3,531,538
Series 2016 A, 5% 5/1/32	10,000,000	12,031,600
Series 2016 B, 5% 8/1/26	4,505,000	5,582,551
Miami-Dade County Transit Sales Surtax Rev. Series 2012, 5% 7/1/22	765,000	813,776
Orange County Health Facilities Auth.:
Series 2012 A, 5% 10/1/42 (Pre-Refunded to 4/1/22 @ 100)	6,315,000	6,666,430
Series 2012 B, 5% 10/1/42 (Pre-Refunded to 4/1/22 @ 100)	2,500,000	2,639,125
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/28	5,000,000	5,989,650
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/23	1,150,000	1,228,787
Palm Beach County School Board Ctfs. of Prtn.:
Series 2015 D:
5% 8/1/28	1,980,000	2,375,822
5% 8/1/29	6,765,000	8,087,355
Series 2018 A, 5% 8/1/24	760,000	881,934
Pinellas County Idr (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Proj.) Series 2019:
5% 7/1/29	300,000	345,180
5% 7/1/39	400,000	481,164
Saint Lucie County School Board Ctfs. of Prtn. Series 2013 A, 5% 7/1/26	2,515,000	2,777,390
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/27	500,000	608,440
5% 10/1/28	4,000,000	4,851,680
5% 10/1/30	2,000,000	2,415,700
5% 10/1/32	3,310,000	3,992,390
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/29	1,480,000	1,875,663
5% 8/15/32	3,920,000	4,906,390
5% 8/15/35	705,000	875,328
5% 8/15/37	5,000,000	6,177,300
5% 8/15/42	3,400,000	4,156,670
5% 8/15/47	5,200,000	6,308,536
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A:
5% 12/1/21	35,000	36,113
5% 12/1/29	1,425,000	1,652,402
5% 12/1/36	1,100,000	1,250,040
Series 2015 A, 5% 12/1/40	1,000,000	1,114,250
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/25	900,000	965,286
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	760,000	939,216
5% 10/15/49	1,420,000	1,743,235
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A:
5% 8/1/30 (Build America Mutual Assurance Insured)	1,160,000	1,396,002
5% 8/1/31 (Build America Mutual Assurance Insured)	2,215,000	2,662,031
(Master Lease Prog.) Series 2014 B, 5% 8/1/22	810,000	868,223

TOTAL FLORIDA		315,160,383

Georgia - 3.3%
Brookhaven Dev. Auth. Rev. Series 2019 A, 5% 7/1/36	1,520,000	1,984,892
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1995 5, 2.05%, tender 11/19/21 (a)	2,725,000	2,761,842
Series 2013 1st, 2.925%, tender 3/12/24 (a)	9,600,000	10,288,512
Colquitt County Dev. Auth. Rev. Series C, 0% 12/1/21 (Escrowed to Maturity)	3,000,000	2,996,266
Coweta County Dev. Auth. Rev. (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5% 7/1/44	6,440,000	8,146,922
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/36	1,000,000	1,028,650
DeKalb Private Hosp. Auth. Rev. Series 2019 B, 5% 7/1/35	1,360,000	1,781,750
Fulton County Dev. Auth. Rev.:
Series 2019 C, 5% 7/1/38	1,230,000	1,597,253
Series 2019:
4% 6/15/49	1,180,000	1,353,661
5% 6/15/52	4,315,000	5,330,708
Fulton County Wtr. & Swr. Rev. Series 2013, 5% 1/1/32	10,000,000	10,812,800
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2019 A:
4% 1/1/49	6,100,000	6,990,417
5% 1/1/30	415,000	534,557
5% 1/1/32	935,000	1,193,883
5% 1/1/34	1,920,000	2,430,566
5% 1/1/35	925,000	1,168,479
5% 1/1/36	1,140,000	1,435,819
5% 1/1/37	1,115,000	1,399,961
5% 1/1/38	1,150,000	1,440,306
5% 1/1/44	2,990,000	3,690,886
Series C, 5% 1/1/22	2,900,000	3,024,565
Series GG, 5% 1/1/23	1,600,000	1,743,408
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series R, 5% 10/1/21	1,225,000	1,263,988
Series S, 5% 10/1/24	1,575,000	1,697,409
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/35	4,895,000	5,700,521
4% 7/1/39	2,500,000	2,878,700
4% 7/1/43	2,615,000	2,978,485
Main Street Natural Gas, Inc. Bonds:
Series 2018 C, 4%, tender 12/1/23 (a)	24,120,000	26,500,885
Series 2019 B, 4%, tender 12/2/24 (a)	6,040,000	6,838,367
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009 1, 2.05%, tender 11/19/21 (a)	2,750,000	2,787,180
Private Colleges & Univs. Auth. Rev.:
(The Savannah College of Art and Design Projs.) Series 2014:
5% 4/1/28	2,560,000	2,874,675
5% 4/1/44	9,105,000	9,974,254
Series 2020 B:
5% 9/1/25	3,555,000	4,328,710
5% 9/1/31	1,125,000	1,548,180
5% 9/1/33	2,500,000	3,404,275

TOTAL GEORGIA		145,911,732

Hawaii - 0.2%
Hawaii Gen. Oblig.:
Series 2017 FK, 5% 5/1/33	4,200,000	5,255,670
Series 2020 C:
4% 7/1/37	1,100,000	1,353,154
4% 7/1/38	1,250,000	1,533,200

TOTAL HAWAII		8,142,024

Idaho - 0.4%
Idaho Health Facilities Auth. Rev. Series 2015 ID:
5% 12/1/24	500,000	589,670
5.5% 12/1/26	1,200,000	1,464,048
5.5% 12/1/27	3,250,000	3,955,413
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
(Idaho St Garvee Proj.) Series 2017 A:
5% 7/15/21	1,660,000	1,693,967
5% 7/15/22	1,850,000	1,970,065
5% 7/15/23	880,000	975,770
5% 7/15/24	705,000	811,991
5% 7/15/25	705,000	841,502
5% 7/15/26	500,000	616,075
5% 7/15/27	1,765,000	2,233,696
Series 2019 A, 4% 1/1/50	565,000	636,009

TOTAL IDAHO		15,788,206

Illinois - 18.7%
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,505,000	1,494,682
Series 1999 A, 5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,160,000	1,205,107
Series 2011 A:
5% 12/1/41	1,865,000	1,914,199
5.25% 12/1/41	1,510,000	1,553,005
5.5% 12/1/39	2,700,000	2,784,294
Series 2012 A, 5% 12/1/42	2,815,000	2,967,151
Series 2015 C, 5.25% 12/1/39	800,000	890,384
Series 2016 B, 6.5% 12/1/46	400,000	491,656
Series 2017 A, 7% 12/1/46 (c)	1,400,000	1,820,868
Series 2017 C:
5% 12/1/22	1,370,000	1,476,120
5% 12/1/23	2,730,000	3,042,913
5% 12/1/24	1,840,000	2,115,982
5% 12/1/25	2,830,000	3,358,191
5% 12/1/26	500,000	608,785
Series 2017 D, 5% 12/1/24	1,805,000	2,075,732
Series 2017 H, 5% 12/1/36	440,000	523,252
Series 2018 A:
5% 12/1/24	1,590,000	1,828,484
5% 12/1/29	4,445,000	5,569,496
5% 12/1/31	850,000	1,054,119
Series 2018 C, 5% 12/1/46	8,695,000	10,327,138
Series 2019 A:
5% 12/1/25	2,500,000	2,966,600
5% 12/1/26	2,100,000	2,556,897
5% 12/1/29	3,095,000	3,981,810
5% 12/1/30	4,045,000	5,156,971
5% 12/1/32	1,700,000	2,137,529
Series 2021 A:
5% 12/1/37 (e)	360,000	452,074
5% 12/1/38 (e)	1,075,000	1,347,771
5% 12/1/39 (e)	2,000,000	2,503,460
Chicago Gen. Oblig. Series 2020 A:
5% 1/1/26	1,135,000	1,333,080
5% 1/1/27	7,650,000	9,198,131
5% 1/1/28	700,000	858,263
5% 1/1/29	3,860,000	4,809,985
5% 1/1/30	7,450,000	9,405,402
Chicago Midway Arpt. Rev. Series 2016 B:
4% 1/1/35	815,000	892,311
5% 1/1/36	4,500,000	5,250,555
5% 1/1/37	5,300,000	6,171,373
5% 1/1/41	6,000,000	6,960,000
5% 1/1/46	8,470,000	9,767,350
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2013 D, 5% 1/1/27	5,175,000	5,624,604
Series 2016 B, 5% 1/1/34	2,835,000	3,369,398
Series 2016 C:
5% 1/1/32	4,750,000	5,677,485
5% 1/1/33	1,305,000	1,554,699
5% 1/1/34	1,510,000	1,794,635
Series 2016 D, 5% 1/1/52	7,075,000	8,411,892
Series 2017 B:
5% 1/1/34	1,515,000	1,852,057
5% 1/1/35	2,540,000	3,099,943
5% 1/1/36	1,650,000	2,009,123
5% 1/1/37	6,400,000	7,774,080
5% 1/1/38	2,250,000	2,727,788
5% 1/1/39	5,000,000	6,050,300
Series 2018 B, 5% 1/1/53	1,125,000	1,384,313
Chicago Transit Auth.:
Series 2014, 5.25% 12/1/49	12,000,000	13,961,640
Series 2017, 5% 12/1/46	1,900,000	2,224,691
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/22	980,000	1,038,408
5% 6/1/23	880,000	967,842
5% 6/1/24	1,495,000	1,706,139
5% 6/1/25	745,000	880,210
5% 6/1/26	1,595,000	1,944,449
Chicago Wtr. Rev. Series 2017, 5.25% 11/1/33 (FSA Insured)	445,000	446,575
Cook County Forest Preservation District Series 2012 C, 5% 12/15/22	1,230,000	1,296,912
Cook County Gen. Oblig.:
Series 2010 A:
5.25% 11/15/22	2,065,000	2,069,130
5.25% 11/15/33	13,180,000	13,206,360
Series 2011 A, 5.25% 11/15/28	1,625,000	1,682,671
Series 2012 C:
5% 11/15/23	4,375,000	4,746,263
5% 11/15/24	3,500,000	3,788,365
5% 11/15/25 (FSA Insured)	5,800,000	6,274,556
Series 2016 A, 5% 11/15/29	6,110,000	7,479,495
Grundy & Will Counties Cmnty. School Gen. Obligan Series 2018, 5% 2/1/29	675,000	822,386
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. Series 1991 A, 0% 7/15/23 (Escrowed to Maturity)	5,600,000	5,552,176
Illinois Fin. Auth. Academic Facilities (Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A:
5% 10/1/31	200,000	248,590
5% 10/1/32	290,000	358,594
5% 10/1/33	500,000	614,280
5% 10/1/35	300,000	365,721
5% 10/1/36	300,000	364,512
5% 10/1/37	350,000	423,437
5% 10/1/38	375,000	452,501
5% 10/1/39	645,000	776,657
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/31	2,360,000	2,791,101
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/31	1,480,000	1,675,893
5% 10/1/33	1,500,000	1,772,355
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A:
5% 7/15/25	795,000	956,313
5% 7/15/27	1,300,000	1,663,103
5% 7/15/30	1,490,000	1,887,785
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	11,085,000	12,608,079
5% 5/15/43	10,000,000	12,210,400
(Presence Health Proj.) Series 2016 C:
5% 2/15/26	1,425,000	1,751,496
5% 2/15/29	3,455,000	4,331,775
5% 2/15/36	2,390,000	2,927,463
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/49	490,000	563,441
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	1,200,000	1,398,600
Bonds:
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	1,045,000	1,047,755
Series 2017 B, 5%, tender 12/15/22 (a)	3,045,000	3,303,977
Series 2012 A, 5% 5/15/23 (Pre-Refunded to 5/15/22 @ 100)	700,000	743,512
Series 2012:
4% 9/1/32	3,020,000	3,138,686
5% 9/1/22	800,000	858,584
5% 9/1/32	4,000,000	4,251,880
5% 9/1/38	5,400,000	5,745,222
5% 11/15/43 (Pre-Refunded to 11/15/22 @ 100)	1,640,000	1,778,432
Series 2013:
4% 5/15/33 (Pre-Refunded to 5/15/22 @ 100)	1,055,000	1,100,745
5% 11/15/24	1,115,000	1,205,616
5% 11/15/27	400,000	430,692
Series 2015 A:
5% 11/15/31	3,500,000	4,101,125
5% 11/15/45	9,750,000	11,144,835
Series 2015 B, 5% 11/15/23	1,845,000	2,080,108
Series 2015 C:
5% 8/15/35	3,340,000	3,814,180
5% 8/15/44	15,400,000	17,270,946
Series 2016 A:
5% 7/1/33	1,850,000	2,216,596
5% 7/1/34	1,000,000	1,194,540
5% 8/15/34 (Pre-Refunded to 8/15/26 @ 100)	1,800,000	2,255,148
5% 7/1/36	1,530,000	1,816,906
5.25% 8/15/29 (Pre-Refunded to 8/15/26 @ 100)	1,015,000	1,285,538
Series 2016 B:
5% 8/15/30	3,000,000	3,654,330
5% 8/15/33	4,585,000	5,527,172
5% 8/15/34	2,415,000	2,905,076
Series 2016 C:
3.75% 2/15/34	725,000	823,781
4% 2/15/36	3,085,000	3,556,450
4% 2/15/41	9,155,000	10,450,616
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	420,000	505,911
5% 2/15/21	4,080,000	4,086,959
5% 2/15/22	3,600,000	3,775,674
5% 2/15/24	325,000	371,105
5% 2/15/30	13,250,000	16,515,330
5% 2/15/31	2,080,000	2,584,150
5% 2/15/41	3,475,000	4,206,488
Series 2016:
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	20,000	24,091
5% 12/1/29	1,030,000	1,221,117
5% 12/1/46	2,660,000	3,033,996
Series 2017 A, 5% 8/1/47	430,000	495,029
Series 2017:
5% 1/1/28	3,075,000	3,904,143
5% 7/1/28	2,745,000	3,484,970
5% 7/1/33	3,365,000	4,213,417
5% 7/1/34	2,765,000	3,452,573
5% 7/1/35	2,290,000	2,853,981
Series 2018 A:
4.25% 1/1/44	1,895,000	2,166,705
5% 1/1/44	11,470,000	13,872,850
Series 2019:
4% 9/1/37	400,000	453,004
4% 9/1/39	1,000,000	1,125,870
5% 9/1/30	190,000	242,474
5% 9/1/38	900,000	1,109,484
Illinois Gen. Oblig.:
Serie 2014, 5% 4/1/24	3,945,000	4,431,695
Series 2006, 5.5% 1/1/31	1,945,000	2,554,232
Series 2010, 5% 1/1/23 (FSA Insured)	2,100,000	2,134,944
Series 2012 A:
4% 1/1/23	1,220,000	1,255,026
5% 1/1/33	1,700,000	1,747,345
Series 2012:
5% 8/1/21	1,695,000	1,731,972
5% 3/1/23	1,500,000	1,566,600
5% 8/1/23	1,675,000	1,843,287
5% 3/1/36	1,000,000	1,031,560
Series 2013 A, 5% 4/1/35	900,000	956,133
Series 2013:
5% 7/1/22	320,000	339,002
5.5% 7/1/38	2,000,000	2,160,380
Series 2014:
5% 2/1/23	1,880,000	2,034,160
5% 2/1/25	2,245,000	2,497,248
5% 2/1/27	1,225,000	1,352,118
5% 4/1/28	580,000	641,956
5% 5/1/28	3,325,000	3,688,323
5% 5/1/32	1,400,000	1,533,182
5% 5/1/33	1,600,000	1,748,656
5.25% 2/1/29	3,000,000	3,320,820
5.25% 2/1/30	2,700,000	2,974,509
5.25% 2/1/31	1,305,000	1,434,965
Series 2016:
5% 2/1/23	880,000	952,160
5% 6/1/25	4,465,000	5,171,676
5% 2/1/26	1,000,000	1,175,210
5% 6/1/26	610,000	722,380
5% 2/1/27	3,745,000	4,494,187
5% 2/1/28	3,495,000	4,167,543
5% 2/1/29	3,285,000	3,893,908
Series 2017 A:
5% 12/1/23	1,100,000	1,223,541
5% 12/1/26	3,350,000	4,010,185
Series 2017 C, 5% 11/1/29	4,605,000	5,461,023
Series 2017 D:
5% 11/1/21	19,000,000	19,527,906
5% 11/1/25	17,430,000	20,132,870
5% 11/1/26	16,040,000	18,916,453
5% 11/1/27	11,500,000	13,808,510
Series 2018 A:
5% 10/1/26	1,500,000	1,789,275
5% 10/1/28	3,500,000	4,329,745
Series 2019 B:
5% 9/1/21	3,105,000	3,183,859
5% 9/1/22	3,050,000	3,251,178
5% 9/1/23	3,105,000	3,426,243
5% 9/1/24	3,105,000	3,528,056
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2019, 2.9% 7/1/35	4,940,376	5,402,351
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/23	1,075,000	1,173,954
5% 2/1/29	10,000,000	11,852,000
5% 2/1/31	1,890,000	2,239,102
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 A, 5% 12/1/22	6,565,000	7,141,735
Series 2015 A, 5% 1/1/37	4,445,000	5,219,897
Series 2016 A:
5% 12/1/31	945,000	1,134,765
5% 12/1/32	6,700,000	8,038,325
Series A:
5% 1/1/37	1,250,000	1,653,625
5% 1/1/41	2,010,000	2,631,854
5% 1/1/45	12,400,000	16,015,592
Kane & DeKalb Counties Cmnty. Unit School District #302 Series 2004, 0% 2/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,025,000	4,983,166
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
Series 2015:
5% 1/1/27	1,500,000	1,767,585
5% 1/1/28	2,780,000	3,267,612
Series 2017, 5% 1/1/29	1,030,000	1,312,086
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016, 5% 2/1/33	10,875,000	13,016,831
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	1,600,000	1,557,360
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24 (Pre-Refunded to 1/15/24 @ 100)	4,260,000	4,157,078
0% 1/15/25	4,440,000	4,274,566
0% 1/15/26	3,335,000	3,167,483
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 2010 B1:
0% 6/15/43 (FSA Insured)	32,700,000	17,784,876
0% 6/15/44 (FSA Insured)	19,125,000	10,018,440
0% 6/15/45 (FSA Insured)	12,145,000	6,121,444
0% 6/15/47 (FSA Insured)	10,605,000	4,981,911
Series 2012 B, 0% 12/15/51	5,900,000	2,158,397
Series 2017 B:
5% 12/15/28	2,000,000	2,434,440
5% 12/15/32	900,000	1,075,023
Series 2020 A, 5% 6/15/50	23,245,000	27,719,198
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/23	1,250,000	1,380,300
5% 6/1/24	1,635,000	1,872,909
Univ. of Illinois Rev.:
Series 2013:
6% 10/1/42	1,935,000	2,162,750
6.25% 10/1/38	1,900,000	2,143,865
Series 2018 A, 5% 4/1/29	3,940,000	5,013,532
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (FSA Insured)	3,175,000	3,004,439
Will County Illinois Series 2016, 5% 11/15/41 (Pre-Refunded to 11/15/25 @ 100)	13,255,000	16,206,093

TOTAL ILLINOIS		836,042,175

Indiana - 1.5%
Beech Grove School Bldg. Corp. Series 1996, 5.625% 7/5/24 (Escrowed to Maturity)	1,340,000	1,455,227
Indiana Fin. Auth. Hosp. Rev. (Parkview Health Sys. Proj.) Series 2017 A:
5% 11/1/24	1,000,000	1,173,530
5% 11/1/28	450,000	594,122
5% 11/1/29	1,400,000	1,883,434
5% 11/1/30	315,000	433,094
Indiana Fin. Auth. Rev.:
(Butler Univ. Proj.) Series 2019, 4% 2/1/44	2,595,000	2,880,813
Series 2015 A, 5.25% 2/1/32	2,940,000	3,492,220
Series 2015, 5% 3/1/36	4,500,000	5,164,110
Series 2016:
5% 9/1/27	1,850,000	2,280,384
5% 9/1/31	1,835,000	2,221,946
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A, 5% 10/1/37	1,700,000	1,818,558
Series 2014 A:
5% 10/1/25	1,200,000	1,408,032
5% 10/1/26	1,750,000	2,049,950
(CWA Auth. Proj.) Series 2014 A, 5% 10/1/27	1,750,000	2,044,140
(CWA Auth. Proj.) Series 2015 A, 5% 10/1/29	2,295,000	2,667,754
Series 2011 A, 5.25% 10/1/26	1,000,000	1,032,530
Series 2011 B, 5% 10/1/41	2,000,000	2,054,320
Indiana Hsg. & Cmnty. Dev. Auth. (Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (c)	1,760,000	1,818,326
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2017 A:
5% 1/1/32	4,000,000	5,021,880
5% 1/1/34	2,000,000	2,491,760
Indianapolis Local Pub. Impt. (Courthouse and Jail Proj.) Series 2019 A, 5% 2/1/49	3,275,000	4,125,092
Indianapolis Wtr. Sys. Rev. Series 2018 A, 5% 10/1/32	3,000,000	3,862,410
Lake Central Multi-District School Bldg. Corp. Series 2012 B, 5% 1/15/30 (Pre-Refunded to 1/15/23 @ 100)	4,300,000	4,704,716
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019:
4% 4/1/39	1,000,000	1,129,010
4% 4/1/46	2,240,000	2,474,640
5% 4/1/40	2,240,000	2,757,350
Series 2020:
4% 4/1/37	1,660,000	1,883,984
5% 4/1/29	1,030,000	1,309,388

TOTAL INDIANA		66,232,720

Iowa - 0.1%
Iowa Fin. Auth. Rev.:
Series 2018 B, 5% 2/15/48	2,500,000	3,070,625
Series A:
5% 5/15/43	820,000	929,929
5% 5/15/48	945,000	1,064,873

TOTAL IOWA		5,065,427

Kansas - 0.3%
Johnson County Unified School District # 233 Series 2016 A, 5% 9/1/21	750,000	771,279
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/40	4,200,000	4,891,110
5% 9/1/45	5,125,000	5,926,858

TOTAL KANSAS		11,589,247

Kentucky - 3.3%
Ashland Med. Ctr. Rev.:
(Ashland Hosp. Corp. d/b/a King's Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/40	1,200,000	1,348,068
Series 2019:
5% 2/1/28	50,000	60,317
5% 2/1/32	65,000	79,656
Boyle County Edl. Facilities Rev. Series 2017, 5% 6/1/37	1,680,000	1,949,942
Kenton County Arpt. Board Arpt. Rev.:
Series 2016:
5% 1/1/24	800,000	904,032
5% 1/1/27	1,500,000	1,814,835
5% 1/1/33	1,300,000	1,531,634
Series 2019, 5% 1/1/44	2,245,000	2,773,114
Kentucky Econ. Dev. Fin. Auth.:
Series 2019 A1:
5% 8/1/33	1,000,000	1,277,170
5% 8/1/44	1,000,000	1,236,780
Series 2019 A2, 5% 8/1/49	2,500,000	3,064,275
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev.:
Series 2015 A:
5% 6/1/25	50,000	56,204
5% 6/1/26	55,000	61,801
5% 6/1/27	55,000	61,521
5% 6/1/28	60,000	66,831
5% 6/1/29	65,000	72,104
5% 6/1/30	65,000	71,836
Series 2017 B:
5% 8/15/32	2,680,000	3,257,862
5% 8/15/33	1,325,000	1,604,986
5% 8/15/35	1,500,000	1,808,895
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 119) Series 2018:
5% 5/1/27	2,255,000	2,809,144
5% 5/1/29	1,865,000	2,355,159
5% 5/1/30	1,250,000	1,566,800
5% 5/1/31	535,000	681,970
5% 5/1/32	280,000	356,532
5% 5/1/33	630,000	800,245
5% 5/1/34	720,000	911,916
5% 5/1/35	425,000	524,841
5% 5/1/36	360,000	440,831
Series 2016 B, 5% 11/1/26	11,900,000	14,676,865
Series A:
4% 11/1/38	635,000	730,517
5% 11/1/27	5,245,000	6,612,162
5% 11/1/28	6,415,000	8,241,158
5% 11/1/29	3,840,000	4,894,195
5% 11/1/30	2,150,000	2,723,319
Kentucky, Inc. Pub. Energy Bonds Series A, 4%, tender 6/1/26 (a)	31,480,000	36,792,880
Louisville & Jefferson County:
Bonds:
Series 2020 B, 5%, tender 10/1/23 (a)	4,200,000	4,700,388
Series 2020 C, 5%, tender 10/1/26 (a)	1,440,000	1,782,173
Series 2020 D, 5%, tender 10/1/29 (a)	1,730,000	2,275,019
Series 2013 A:
5.5% 10/1/33	1,275,000	1,416,857
5.75% 10/1/38	3,105,000	3,451,797
Series 2016 A:
5% 10/1/31	6,400,000	7,743,488
5% 10/1/32	7,745,000	9,337,062
5% 10/1/33	4,400,000	5,288,624
Series 2020 A:
4% 10/1/40	1,155,000	1,349,733
5% 10/1/37	2,875,000	3,662,003

TOTAL KENTUCKY		149,227,541

Louisiana - 0.2%
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	1,700,000	2,003,739
Louisiana Pub. Facilities Auth. Rev. (Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/25	445,000	540,484
5% 12/15/27	2,000,000	2,482,060
5% 12/15/29	1,200,000	1,472,796
Tobacco Settlement Fing. Corp. Series 2013 A:
5% 5/15/21	610,000	618,565
5% 5/15/23	2,500,000	2,777,225

TOTAL LOUISIANA		9,894,869

Maine - 1.1%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	2,210,000	2,328,898
Series 2011:
6.75% 7/1/41 (Pre-Refunded to 7/1/21 @ 100)	1,590,000	1,633,264
7.5% 7/1/32 (Pre-Refunded to 7/1/21 @ 100)	3,565,000	3,672,770
Series 2013, 5% 7/1/33	1,000,000	1,063,090
Series 2016 A:
4% 7/1/41	1,185,000	1,233,324
4% 7/1/46	1,765,000	1,818,391
5% 7/1/41	480,000	530,064
5% 7/1/46	330,000	361,479
Series 2018 A:
5% 7/1/30	1,185,000	1,500,518
5% 7/1/31	1,100,000	1,387,331
5% 7/1/34	2,000,000	2,494,140
5% 7/1/35	2,745,000	3,415,302
5% 7/1/36	3,250,000	4,031,885
5% 7/1/37	3,000,000	3,711,780
5% 7/1/38	2,275,000	2,808,283
5% 7/1/43	4,500,000	5,490,855
Series 2018, 5% 7/1/48	4,235,000	5,231,919
Maine Tpk. Auth. Tpk. Rev.:
Series 2015, 5% 7/1/37	1,700,000	1,987,538
Series 2018:
5% 7/1/33	700,000	888,853
5% 7/1/34	1,000,000	1,261,490
5% 7/1/35	1,100,000	1,384,416
5% 7/1/36	2,000,000	2,506,620

TOTAL MAINE		50,742,210

Maryland - 0.8%
City of Westminster Series 2016, 5% 11/1/31	1,975,000	2,278,281
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	3,340,000	3,739,163
Series 2019 C, 3.5% 3/1/50	2,820,000	3,124,137
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	1,655,000	1,985,901
Series 2015, 5% 7/1/40	2,000,000	2,279,240
Series 2016 A:
4% 7/1/42	780,000	837,767
5% 7/1/35	2,055,000	2,419,865
5% 7/1/38	1,125,000	1,316,846
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2020:
4% 7/1/45	4,095,000	4,969,692
4% 7/1/50	11,620,000	13,986,645

TOTAL MARYLAND		36,937,537

Massachusetts - 2.7%
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	1,015,000	1,178,851
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 4% 7/1/44	10,000,000	11,180,500
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/30	1,165,000	1,378,894
5% 10/1/33	1,355,000	1,581,854
Series 2015 D, 5% 7/1/44	2,575,000	2,880,369
Series 2016 A, 5% 1/1/47	7,000,000	8,017,800
Series 2019, 5% 9/1/59	13,125,000	16,081,275
Series 2020 A:
4% 7/1/45	10,370,000	11,600,712
5% 10/15/26	5,360,000	6,801,411
Series A, 4% 6/1/49	6,745,000	7,574,635
Series BB1, 5% 10/1/46	4,230,000	5,069,697
Series J2, 5% 7/1/53	2,500,000	2,957,700
Series M:
4% 10/1/50	10,565,000	11,908,762
5% 10/1/45	7,960,000	9,899,693
Massachusetts Gen. Oblig.:
Series 2017 A, 5% 4/1/36	1,280,000	1,621,146
Series E:
5% 11/1/45	3,850,000	5,067,447
5% 11/1/50	13,120,000	17,129,603

TOTAL MASSACHUSETTS		121,930,349

Michigan - 2.2%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/37 (FSA Insured)	1,035,000	1,178,658
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A:
5% 7/1/43	1,500,000	1,833,765
5% 7/1/48	6,500,000	7,868,380
Jackson County Series 2019:
4% 5/1/32 (Build America Mutual Assurance Insured)	2,170,000	2,628,651
4% 5/1/33 (Build America Mutual Assurance Insured)	2,235,000	2,684,369
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 5% 5/15/28	1,455,000	1,764,566
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2015 I, 5% 4/15/28	2,000,000	2,419,300
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	1,845,000	2,286,287
(Trinity Health Proj.) Series 2017, 5% 12/1/42	1,035,000	1,277,387
Series 2012:
5% 11/15/36	1,300,000	1,382,966
5% 11/15/42	2,950,000	3,120,923
Series 2013, 5% 8/15/29	3,865,000	4,283,618
Series 2015 MI, 5% 12/1/25	3,000,000	3,604,860
Series 2016:
5% 11/15/32	4,815,000	5,849,599
5% 11/15/41	1,085,000	1,287,309
Series 2019 A, 5% 11/15/48	1,645,000	2,067,173
Series 2020 A, 4% 6/1/49	2,190,000	2,547,233
Michigan Hosp. Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2008 C, 5% 12/1/32	345,000	438,668
Bonds (Ascension Health Cr. Group Proj.) Series F5:
1.9%, tender 4/1/21 (a)	4,395,000	4,407,668
2.4%, tender 3/15/23 (a)	1,720,000	1,796,230
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds Series CC, 1.45%, tender 9/1/21 (a)	6,380,000	6,400,999
Portage Pub. Schools Series 2016:
5% 11/1/33	1,000,000	1,216,870
5% 11/1/36	1,250,000	1,513,213
5% 11/1/37	1,000,000	1,207,710
Warren Consolidated School District Series 2016:
5% 5/1/28	4,100,000	5,082,114
5% 5/1/29	4,230,000	5,223,416
Wayne County Arpt. Auth. Rev.:
Series 2015 D:
5% 12/1/30	1,300,000	1,563,042
5% 12/1/31	2,300,000	2,758,114
5% 12/1/40 (FSA Insured)	3,000,000	3,545,910
Series 2015 G:
5% 12/1/31	1,500,000	1,798,770
5% 12/1/32	1,500,000	1,792,470
5% 12/1/33	2,000,000	2,385,780
Series 2015, 5% 12/1/29	1,600,000	1,927,120
Series 2017 A:
5% 12/1/28	600,000	759,558
5% 12/1/29	550,000	691,697
5% 12/1/30	700,000	876,729
5% 12/1/33	350,000	435,950
5% 12/1/37	500,000	616,885
5% 12/1/37	270,000	330,164
Series 2017 C, 5% 12/1/28	1,100,000	1,407,571

TOTAL MICHIGAN		96,261,692

Minnesota - 1.4%
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A:
5% 2/15/48	7,080,000	8,410,828
5% 2/15/58	11,845,000	13,982,904
Maple Grove Health Care Sys. Rev.:
Series 2015, 5% 9/1/27	1,285,000	1,499,042
Series 2017:
4% 5/1/22	500,000	517,525
5% 5/1/23	500,000	548,045
5% 5/1/24	1,200,000	1,364,976
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Allina Health Sys. Proj.) Series 2017 A:
5% 11/15/24	1,780,000	2,090,485
5% 11/15/25	1,365,000	1,661,778
Minnesota Gen. Oblig. Series 2019 A, 5% 8/1/29	6,140,000	8,374,776
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/29	1,000,000	1,241,950
5% 10/1/32	715,000	875,160
5% 10/1/33	875,000	1,064,770
5% 10/1/45	1,035,000	1,224,043
Minnesota Hsg. Fin. Agcy.:
Series B, 4% 8/1/41	1,345,000	1,632,642
Series D:
4% 8/1/38	2,400,000	2,938,008
4% 8/1/40	2,600,000	3,164,226
4% 8/1/41	1,705,000	2,069,631
4% 8/1/43	1,930,000	2,328,140
Saint Cloud Health Care Rev. Series 2019:
4% 5/1/49	3,460,000	3,929,314
5% 5/1/48	4,325,000	5,319,880

TOTAL MINNESOTA		64,238,123

Missouri - 0.9%
Cape Girardeau County Indl. Dev. Auth.:
(South Eastern Health Proj.) Series 2017 A, 5% 3/1/27	30,000	34,697
(Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/29	1,470,000	1,649,340
Hannibal Indl. Dev. Auth. Health Facilities Rev. (Hannibal Reg'l. Healthcare Sys. Proj.) Series 2017:
5% 10/1/42	3,425,000	4,091,985
5% 10/1/47	2,125,000	2,512,409
Kansas City Santn Swr. Sys. R Series 2018 B:
5% 1/1/26	240,000	294,958
5% 1/1/28	500,000	651,760
5% 1/1/33	475,000	605,996
Kansas City Spl. Oblig.:
5% 9/1/21	295,000	296,091
5% 9/1/22	500,000	501,880
5% 9/1/23	400,000	401,508
Kansas City Wtr. Rev. Series 2020 A, 4% 12/1/39	1,260,000	1,585,811
Missouri Health & Edl. Facilities Rev.:
Series 2015 B:
3.125% 2/1/27	400,000	443,008
3.25% 2/1/28	400,000	443,704
4% 2/1/40	400,000	439,172
5% 2/1/34	3,115,000	3,654,456
5% 2/1/36	1,200,000	1,401,192
5% 2/1/45	1,900,000	2,184,392
Series 2019 A:
4% 10/1/48	2,150,000	2,408,323
5% 10/1/46	4,225,000	5,101,857
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	695,000	782,653
Saint Louis Arpt. Rev.:
Series 2019 A:
5% 7/1/44	1,400,000	1,744,890
5% 7/1/49	1,150,000	1,423,367
Series A, 5.25% 7/1/26 (FSA Insured)	3,000,000	3,761,310
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A, 5.125% 9/1/48	2,660,000	2,967,363

TOTAL MISSOURI		39,382,122

Montana - 0.0%
Montana Board Hsg. Single Family Series 2019 B, 4% 6/1/50	360,000	414,947
Nebraska - 0.9%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (a)	14,295,000	16,481,706
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Proj.) Series 2017, 4% 7/1/33	775,000	870,465
Lincoln Elec. Sys. Rev. Series 2018:
5% 9/1/31	2,000,000	2,521,360
5% 9/1/32	3,735,000	4,690,712
5% 9/1/33	2,240,000	2,803,898
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev. Series 2020 A, 3.5% 9/1/50	1,635,000	1,835,892
Nebraska Pub. Pwr. District Rev.:
Series 2016 A:
5% 1/1/32	1,670,000	1,996,084
5% 1/1/34	1,000,000	1,188,500
Series 2016 B, 5% 1/1/32	5,000,000	5,976,300

TOTAL NEBRASKA		38,364,917

Nevada - 1.2%
Carson City Hosp. Rev. (Carson Tahoe Hosp. Proj.) Series 2017:
5% 9/1/37	2,705,000	3,208,482
5% 9/1/42	6,665,000	7,778,455
Clark County Arpt. Rev. Series 2019 A:
5% 7/1/24	2,750,000	3,187,140
5% 7/1/25	2,170,000	2,608,752
5% 7/1/26	1,345,000	1,670,006
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2012 B, 5% 6/1/42	3,260,000	3,448,167
Series 2016 A:
5% 6/1/35	4,150,000	5,081,094
5% 6/1/36	6,000,000	7,332,060
Series 2016 B:
5% 6/1/34	7,495,000	9,189,769
5% 6/1/36	2,700,000	3,299,427
Nevada Hsg. Division Single Family Mtg. Rev. Series 2019 B, 4% 10/1/49	1,110,000	1,246,674
Tahoe-Douglas Visitors Auth. Series 2020, 5% 7/1/51	3,000,000	3,441,210

TOTAL NEVADA		51,491,236

New Hampshire - 1.0%
Nat'l. Finnance Auth. Series 2020 1, 4.125% 1/20/34	5,136,097	5,826,183
New Hampshire Health & Ed. Facilities Auth.:
(Concord Hosp.) Series 2017, 5% 10/1/42	2,000,000	2,388,100
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/32	250,000	309,815
5% 8/1/34	3,000,000	3,689,940
(Dartmouth-Hitchcock Oblgtd Grp Proj.):
Series 2018 A:
5% 8/1/31	1,300,000	1,617,876
5% 8/1/36	2,000,000	2,447,580
5% 8/1/37	2,400,000	2,929,776
Series 2018, 5% 8/1/35	2,750,000	3,374,745
(Partners Healthcare Sys., Inc. Proj.) Series 2017, 5% 7/1/41	2,100,000	2,589,699
Series 2017:
5% 7/1/36	1,200,000	1,399,788
5% 7/1/44	1,895,000	2,178,018
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/23	1,000,000	1,042,190
4% 7/1/32	900,000	923,913
Series 2016:
4% 10/1/38	1,165,000	1,289,865
5% 10/1/28	3,000,000	3,638,790
5% 10/1/32	5,160,000	6,158,357
5% 10/1/38	3,765,000	4,435,509

TOTAL NEW HAMPSHIRE		46,240,144

New Jersey - 5.0%
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (c)	855,000	859,001
Series A, 5% 11/1/36	5,185,000	6,511,842
Series QQQ:
4% 6/15/34	800,000	951,912
4% 6/15/36	1,100,000	1,299,991
4% 6/15/39	1,000,000	1,170,960
4% 6/15/41	1,000,000	1,166,420
4% 6/15/46	1,500,000	1,726,470
4% 6/15/50	2,000,000	2,290,120
5% 6/15/31	1,100,000	1,450,361
5% 6/15/33	200,000	259,842
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (c)	750,000	756,248
(New Jersey Gen. Oblig. Proj.):
Series 2015 XX, 5% 6/15/25	6,215,000	7,360,362
Series 2017 B, 5% 11/1/24	10,000,000	11,634,300
(Provident Montclair Proj.) Series 2017:
5% 6/1/27 (FSA Insured)	40,000	49,709
5% 6/1/28 (FSA Insured)	60,000	74,118
5% 6/1/29 (FSA Insured)	45,000	55,266
Series 2013:
5% 3/1/23	7,040,000	7,704,224
5% 3/1/24	6,200,000	6,774,802
5% 3/1/25	700,000	765,282
Series 2014 PP, 5% 6/15/26	6,000,000	6,864,180
Series 2015 XX:
5% 6/15/22	1,525,000	1,620,480
5% 6/15/23	1,000,000	1,107,190
5% 6/15/26	15,000,000	17,749,650
Series 2016 AAA:
5% 6/15/41	2,510,000	2,957,809
5.5% 6/15/30	4,995,000	6,200,943
Series 2016 BBB, 5% 6/15/22	3,120,000	3,315,343
Series LLL, 4% 6/15/49	2,810,000	3,185,023
Series MMM, 4% 6/15/36	800,000	932,696
New Jersey Edl. Facility Series 2016 A, 5% 7/1/29	2,625,000	3,166,091
New Jersey Gen. Oblig. Series 2020 A:
4% 6/1/30	2,830,000	3,514,464
4% 6/1/31	1,065,000	1,338,822
4% 6/1/32	715,000	906,034
5% 6/1/29	3,180,000	4,170,093
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/21	1,155,000	1,176,213
5% 7/1/22	155,000	164,655
5% 7/1/23	550,000	605,286
5% 7/1/24	460,000	524,685
5% 7/1/25	1,055,000	1,244,436
5% 7/1/25	495,000	583,882
5% 7/1/26	155,000	188,379
5% 7/1/27	235,000	283,607
5% 7/1/28	35,000	42,022
5% 7/1/28	685,000	822,425
5% 7/1/30	1,000,000	1,237,580
Series 2016:
4% 7/1/48	1,800,000	2,005,578
5% 7/1/41	2,190,000	2,596,683
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev. Series 2019 A:
5% 12/1/21	1,435,000	1,492,621
5% 12/1/23	1,005,000	1,138,122
5% 12/1/24	580,000	682,074
5% 12/1/25	1,065,000	1,294,050
New Jersey Tpk. Auth. Tpk. Rev. Series 2021 A:
4% 1/1/42 (e)	4,290,000	5,157,009
4% 1/1/51 (e)	5,000,000	5,932,250
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	16,055,000	19,788,911
Series 2005 B, 5.25% 12/15/22 (AMBAC Insured)	400,000	435,936
Series 2010 A, 0% 12/15/27	7,395,000	6,664,670
Series 2014 AA, 5% 6/15/24	15,000,000	17,212,500
Series 2016 A:
5% 6/15/27	945,000	1,141,900
5% 6/15/28	3,225,000	3,876,934
5% 6/15/29	3,550,000	4,246,155
Series 2016 A-2, 5% 6/15/23	2,495,000	2,744,400
Series 2018 A:
5% 12/15/32	3,205,000	4,000,641
5% 12/15/34	1,000,000	1,241,510
Series A:
4% 12/15/39	1,000,000	1,158,740
4.25% 12/15/38	2,485,000	2,888,713
Series AA:
4% 6/15/38	2,815,000	3,319,786
4% 6/15/45	6,000,000	6,935,880
5% 6/15/25	2,380,000	2,818,610
5% 6/15/29	1,340,000	1,417,626
5% 6/15/37	3,000,000	3,847,980
5% 6/15/50	3,345,000	4,165,161

TOTAL NEW JERSEY		224,967,658

New Mexico - 0.1%
New Mexico Mtg. Fin. Auth. Series 2019 D, 3.75% 1/1/50	1,535,000	1,717,158
Santa Fe Retirement Fac.:
Series 2019 A:
2.25% 5/15/24	115,000	114,745
5% 5/15/34	230,000	256,650
5% 5/15/39	170,000	187,757
5% 5/15/44	180,000	197,136
5% 5/15/49	355,000	387,351
Series 2019 B1, 2.625% 5/15/25	190,000	190,357

TOTAL NEW MEXICO		3,051,154

New York - 6.4%
Dorm. Auth. New York Univ. Rev.:
(Memorial Sloan-Kettring Cancer Ctr.) Series 2017 1, 5% 7/1/42	1,555,000	1,922,244
Series 2016 A:
5% 7/1/23	30,000	33,222
5% 7/1/25	70,000	83,138
5% 7/1/32	2,500,000	3,002,400
Hudson Yards Infrastructure Corp. New York Rev.:
Series 2012 A, 5.75% 2/15/47	1,975,000	1,983,512
Series 2017 A:
5% 2/15/33	3,595,000	4,390,897
5% 2/15/39	10,000,000	12,043,100
5% 2/15/42	9,860,000	11,804,688
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2017:
5% 9/1/33	500,000	629,380
5% 9/1/35	2,000,000	2,504,780
5% 9/1/36	1,135,000	1,416,083
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	17,050,000	18,639,742
New York City Gen. Oblig.:
Series 2015 C, 5% 8/1/27	1,600,000	1,887,776
Series 2016 C and D, 5% 8/1/28	1,500,000	1,829,010
Series 2016 E, 5% 8/1/28	2,550,000	3,155,268
Series 2021 A1:
5% 8/1/28	5,880,000	7,691,746
5% 8/1/29	6,405,000	8,548,561
Series C, 5% 8/1/26	1,715,000	2,136,787
New York City Indl. Dev. Agcy. Rev. (Queens Ballpark Co. LLC Proj.) Series 2006, 5% 1/1/22 (AMBAC Insured)	1,000,000	1,000,244
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2012 EE, 5.25% 6/15/30	6,300,000	6,730,668
New York City Transitional Fin. Auth. Bldg. Aid Rev. Series S1, 5% 7/15/27	2,000,000	2,133,480
New York City Transitional Fin. Auth. Rev.:
Series 2015 E1, 5% 2/1/41	1,615,000	1,855,570
Series 2016 A, 5% 5/1/40	1,950,000	2,336,237
Series 2017 B, 5% 8/1/40	2,000,000	2,410,980
Series 2019 B1, 5% 8/1/34	2,000,000	2,549,500
Series E, 5% 2/1/43	4,155,000	5,068,726
New York Convention Ctr. Dev. Corp. Rev. Series 2015:
5% 11/15/28	7,205,000	8,466,235
5% 11/15/29	5,000,000	5,847,350
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	2,000,000	2,120,420
New York Dorm. Auth. Sales Tax Rev.:
Series 2016 A:
5% 3/15/31	4,400,000	5,432,988
5% 3/15/32	1,945,000	2,395,598
5% 3/15/34	3,200,000	3,927,488
Series 2018 C, 5% 3/15/38	8,285,000	10,369,506
New York Metropolitan Trans. Auth. Rev.:
Series 2012 D, 5% 11/15/25	9,500,000	10,134,125
Series 2014 B, 5.25% 11/15/44	2,215,000	2,462,969
Series 2014 C, 5% 11/15/21	2,500,000	2,573,262
Series 2016 B, 5% 11/15/21	1,950,000	2,007,145
Series 2017 C-2:
0% 11/15/29	2,275,000	1,919,600
0% 11/15/33	5,600,000	4,145,008
Series 2020 D:
4% 11/15/46	33,385,000	38,237,510
4% 11/15/47	2,335,000	2,672,197
New York State Urban Dev. Corp.:
Series 2020 C, 5% 3/15/47	4,600,000	5,911,644
Series 2020 E:
4% 3/15/44	24,275,000	28,646,199
4% 3/15/45	19,700,000	23,175,474
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	3,700,000	4,595,918
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	3,130,000	3,907,054
Series 2017 C, 5% 3/15/31	2,375,000	3,021,309
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A:
4% 12/1/32 (FSA Insured)	1,000,000	1,192,930
5% 12/1/25 (FSA Insured)	630,000	713,217
5% 12/1/30 (FSA Insured)	1,500,000	1,966,470
Triborough Bridge & Tunnel Auth. Revs. 5% 11/15/22	1,970,000	2,139,991

TOTAL NEW YORK		285,769,346

New York And New Jersey - 0.1%
Port Auth. of New York & New Jersey Series 194, 5.25% 10/15/55	3,365,000	3,976,892
North Carolina - 1.4%
Charlotte Ctfs. of Prtn. (Convention Facility Projs.) Series 2019 A, 5% 6/1/46	2,380,000	3,010,414
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/35	2,000,000	2,482,240
5% 7/1/42	2,875,000	3,514,199
Series 2017 C:
4% 7/1/36	1,500,000	1,721,370
4% 7/1/37	1,500,000	1,717,215
5% 7/1/29	2,575,000	3,262,602
Nash Health Care Sys. Health Care Facilities Rev.:
Series 2003, 5.5% 11/1/26 (FSA Insured)	1,200,000	1,205,328
Series 2012, 5% 11/1/41	1,730,000	1,785,533
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27	220,000	280,885
5% 10/1/29	3,500,000	4,369,925
5% 10/1/42	1,820,000	2,185,784
North Carolina Med. Care Commission Health Care Facilities Rev. Series 2019 A:
5% 12/1/29	1,390,000	1,785,135
5% 12/1/30	1,440,000	1,834,646
5% 12/1/32	1,095,000	1,382,339
5% 12/1/33	800,000	1,006,184
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2015 A, 5% 1/1/28	3,500,000	4,193,070
Series 2015 C, 5% 1/1/29	8,000,000	9,562,240
North Carolina Tpk. Auth. Triangle Expressway Sys. Series 2019:
4% 1/1/55	3,225,000	3,652,119
5% 1/1/43	4,500,000	5,598,495
5% 1/1/44	5,610,000	6,968,686
5% 1/1/49	2,000,000	2,468,020

TOTAL NORTH CAROLINA		63,986,429

Ohio - 2.6%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	4,200,000	4,967,466
Allen County Hosp. Facilities Rev. Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	1,600,000	1,691,648
American Muni. Pwr., Inc. (Solar Electricity Prepayment Proj.) Series 2019 A:
5% 2/15/38	1,500,000	1,888,710
5% 2/15/39	1,000,000	1,256,080
5% 2/15/44	3,150,000	3,908,489
American Muni. Pwr., Inc. Rev.:
(Greenup Hydroelectric Proj.):
Series 2016 A, 5% 2/15/41	4,000,000	4,674,520
Series 2016, 5% 2/15/46	1,280,000	1,484,378
(Prairie State Energy Campus Proj.) Series 2015, 5% 2/15/28	5,900,000	6,658,445
Series 2012 B, 5% 2/15/42	705,000	734,208
Buckeye Tobacco Settlement Fing. Auth. Series 2020 A2:
5% 6/1/27	2,250,000	2,867,535
5% 6/1/29	4,100,000	5,473,254
5% 6/1/34	1,210,000	1,605,646
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/26 (FSA Insured)	500,000	585,790
5% 1/1/27 (FSA Insured)	2,175,000	2,530,721
5% 1/1/31 (FSA Insured)	1,000,000	1,144,380
Cleveland Income Tax Rev. Series 2018 A:
5% 10/1/35	2,000,000	2,464,940
5% 10/1/37	1,250,000	1,532,463
5% 10/1/38	1,500,000	1,834,860
Columbus City School District Series 2016 A, 5% 12/1/32	1,000,000	1,220,260
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/25	70,000	75,689
5% 6/15/26	75,000	80,888
5% 6/15/27	80,000	85,961
5% 6/15/28	85,000	91,011
5.25% 6/15/43	5,000,000	5,242,250
Franklin County Rev. (Trinity Health Proj.) Series 2017, 5% 12/1/47	8,235,000	10,064,076
Hamilton County Convention Facilities Auth. Rev. Series 2014, 5% 12/1/26	1,900,000	2,052,931
Lake County Hosp. Facilities Rev.:
Series 2008 C, 6% 8/15/43	400,000	401,300
Series 2015:
5% 8/15/26	1,170,000	1,389,714
5% 8/15/27	65,000	76,684
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (a)	11,070,000	13,023,302
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/27	170,000	180,414
5% 2/15/44	1,900,000	1,976,323
5% 2/15/48	4,400,000	4,564,472
Ohio Gen. Oblig. Series 2018 A, 5% 6/15/37	3,470,000	4,203,593
Ohio Higher Edl. Facility Commission Rev. Series 2019, 4% 10/1/44	1,775,000	2,035,055
Ohio Hosp. Facilities Rev. Series 2017 A, 5% 1/1/31	2,500,000	3,208,450
Ohio Hosp. Rev. Series 2020 A, 4% 1/15/50	825,000	964,351
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	520,000	592,264
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Proj.) Series 2005 A, 0% 2/15/42	5,800,000	3,612,820
Scioto County Hosp. Facilities Rev.:
Series 2016, 5% 2/15/29	1,265,000	1,485,755
Series 2019, 5% 2/15/29	3,380,000	3,893,152
Univ. of Akron Gen. Receipts Series 2019 A:
4% 1/1/28	3,700,000	4,460,498
5% 1/1/30	1,800,000	2,387,880
Wood County Hosp. Facilities Rev. (Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	420,000	431,705
5% 12/1/42	530,000	538,173

TOTAL OHIO		115,642,504

Oklahoma - 0.4%
Grand River Dam Auth. Rev. Series 2014 A, 5% 6/1/39	7,000,000	7,897,680
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/24	1,105,000	1,243,479
5% 10/1/32	1,100,000	1,228,997
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/27	30,000	36,446
5% 8/15/28	30,000	37,148
5% 8/15/29	10,000	12,266
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019, 5% 8/1/44	1,685,000	1,963,429
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev. Series 2014 A, 5% 1/1/38	3,705,000	4,272,087

TOTAL OKLAHOMA		16,691,532

Oregon - 1.0%
Oregon Bus. Dev. Commission Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	18,000,000	18,920,340
Oregon State Dept. of Administrative Svcs. Lottery Rev. Series 2011 A, 5.25% 4/1/31 (Pre-Refunded to 4/1/21 @ 100)	1,640,000	1,653,678
Oregon State Hsg. & Cmnty. Svcs. Dept. Series 2019 A, 4% 7/1/50	6,180,000	6,955,096
Polk Marion & Benton School District # 13J Series B, 0% 12/15/38	2,115,000	1,475,086
Washington, Multnomah & Yamhill County School District #1J Series 2017:
5% 6/15/33	1,080,000	1,352,333
5% 6/15/35	3,135,000	3,908,091
5% 6/15/36	3,000,000	3,730,290
5% 6/15/37	4,000,000	4,961,880
5% 6/15/38	3,000,000	3,713,880

TOTAL OREGON		46,670,674

Pennsylvania - 4.7%
Allegheny County Hosp. Dev. Auth. Rev. Series 2019 A, 4% 7/15/36	2,500,000	2,958,750
Berks County Muni. Auth. Rev. Bonds (Tower Health Proj.):
Series 2020 B2, 5%, tender 2/1/27 (a)	1,875,000	2,175,619
Series 2020 B3, 5%, tender 2/1/30 (a)	1,070,000	1,270,358
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/26	1,000,000	1,220,150
5% 7/15/38	1,000,000	1,249,780
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2018 A, 5% 11/15/24	1,000,000	1,167,430
Coatesville Area School District Series 2017:
5% 8/1/21 (Escrowed to Maturity)	920,000	942,310
5% 8/1/22 (Escrowed to Maturity)	25,000	26,789
5% 8/1/22 (FSA Insured)	235,000	250,536
5% 8/1/23 (FSA Insured)	450,000	498,420
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A, 5% 6/1/29	1,330,000	1,624,701
Delaware County Auth. Rev. Series 2017, 5% 7/1/26	1,180,000	1,333,589
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 A, 5% 7/1/46	830,000	920,528
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A:
4% 7/1/37	2,000,000	2,379,200
4% 7/1/38	2,180,000	2,586,505
4% 7/1/39	2,500,000	2,959,300
5% 7/1/44	2,500,000	3,146,950
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	2,450,000	2,504,758
Series B, 1.8%, tender 8/15/22 (a)	3,255,000	3,325,731
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	1,700,000	2,086,631
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A, 5% 10/1/23	2,355,000	2,553,738
Series 2016 A:
5% 10/1/28	40,000	45,908
5% 10/1/29	45,000	51,368
5% 10/1/30	4,350,000	4,946,385
5% 10/1/32	140,000	158,127
5% 10/1/36	4,655,000	5,210,155
5% 10/1/40	2,545,000	2,833,221
Series 2019, 4% 9/1/44	5,165,000	5,868,938
Montgomery County Indl. Dev. Auth. Series 2015 A, 5.25% 1/15/36	3,005,000	3,377,921
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	7,240,000	8,023,730
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/35	750,000	931,763
5% 7/1/36	1,000,000	1,238,920
5% 7/1/37	800,000	987,416
5% 7/1/38	750,000	922,553
5% 7/1/43	2,000,000	2,419,940
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.) Series 2016, 5% 5/1/35	1,585,000	1,851,771
Series 2016:
5% 5/1/29	1,000,000	1,191,430
5% 5/1/31	1,000,000	1,180,230
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of The City of Harrisburg Proj.) Series 2016 A:
5% 12/1/29	4,865,000	5,969,744
5% 12/1/29 (Pre-Refunded to 12/1/26 @ 100)	765,000	966,593
Pennsylvania State Univ. Series 2020 A, 4% 9/1/50	4,100,000	4,842,018
Pennsylvania Tpk. Commission Tpk. Rev. Series 2021 A, 4% 12/1/50	18,000,000	21,053,700
Philadelphia Arpt. Rev. Series 2017 A:
5% 7/1/28	500,000	631,920
5% 7/1/29	500,000	628,165
5% 7/1/30	550,000	687,847
5% 7/1/31	600,000	747,744
5% 7/1/32	550,000	683,155
5% 7/1/33	600,000	742,530
5% 7/1/42	2,390,000	2,908,248
5% 7/1/47	2,000,000	2,414,800
Philadelphia Auth. for Indl. Dev. Series 2017, 5% 11/1/47	11,090,000	12,649,476
Philadelphia Gas Works Rev.:
Series 16 A, 4% 8/1/45 (FSA Insured)	2,315,000	2,723,690
5% 8/1/26	1,000,000	1,191,060
5% 8/1/27	1,000,000	1,187,150
5% 8/1/28	2,000,000	2,367,480
Philadelphia Gen. Oblig.:
Series 2019 A:
5% 8/1/23	1,740,000	1,934,567
5% 8/1/25	4,665,000	5,583,772
Series 2019 B:
5% 2/1/33	1,600,000	2,064,976
5% 2/1/36	1,485,000	1,880,233
5% 2/1/37	1,915,000	2,416,673
Philadelphia School District:
Series 2016 F, 5% 9/1/29	3,475,000	4,231,091
Series 2018 A:
5% 9/1/34	1,450,000	1,816,459
5% 9/1/35	1,000,000	1,247,140
Series 2018 B, 5% 9/1/43	1,395,000	1,698,120
Series 2019 A:
4% 9/1/35	2,305,000	2,705,701
4% 9/1/36	2,000,000	2,357,120
5% 9/1/31	1,165,000	1,510,143
5% 9/1/33	2,060,000	2,652,580
5% 9/1/33	6,870,000	8,820,668
Pittsburgh & Allegheny County Parking Sys. Series 2017:
5% 12/15/35	1,125,000	1,389,600
5% 12/15/37	500,000	610,870
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2019 B, 5% 9/1/32 (FSA Insured)	2,000,000	2,820,740
Pocono Mountains Indl. Park Auth. (St. Luke's Hosp. - Monroe Proj.) Series 2015 A, 5% 8/15/40	1,795,000	2,021,583
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 A:
4% 6/1/44	1,490,000	1,752,061
4% 6/1/49	3,545,000	4,129,571
5% 6/1/44	2,595,000	3,286,490
5% 6/1/49	4,145,000	5,216,275
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2015 A, 5% 6/1/26	735,000	868,050
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/33	1,000,000	1,167,620
5% 8/1/38	3,205,000	3,711,550
5% 8/1/48	2,850,000	3,263,535

TOTAL PENNSYLVANIA		211,974,057

Rhode Island - 0.3%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	4,875,000	5,416,320
5% 9/1/36	185,000	202,984
Series 2016:
5% 5/15/21	2,000,000	2,026,600
5% 5/15/39	3,285,000	3,696,315
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	1,300,000	1,453,179

TOTAL RHODE ISLAND		12,795,398

South Carolina - 3.0%
Charleston County Arpt. District Series 2019:
5% 7/1/43	1,600,000	1,979,424
5% 7/1/48	12,000,000	14,725,200
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015, 5% 12/1/24	4,535,000	5,248,582
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	1,830,000	2,091,928
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C, 5% 7/1/32	4,320,000	5,478,710
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 E, 5.5% 12/1/53	14,025,000	15,826,511
Series 2014 A:
5% 12/1/49	16,565,000	18,745,285
5.5% 12/1/54	14,400,000	16,530,624
Series 2015 A, 5% 12/1/50	2,045,000	2,387,742
Series 2015 E, 5.25% 12/1/55	3,265,000	3,903,438
Series 2016 B:
5% 12/1/35	3,630,000	4,500,256
5% 12/1/36	5,445,000	6,734,213
Series 2016 C:
5% 12/1/22	500,000	543,155
5% 12/1/23	840,000	951,518
5% 12/1/24	515,000	606,711
5% 12/1/25	600,000	731,934
5% 12/1/26	1,000,000	1,258,070
5% 12/1/27	1,600,000	2,006,432
South Carolina Trans. Infrastructure Bank Rev. Series 2015 A, 5% 10/1/23	1,430,000	1,600,742
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	9,915,000	11,072,279
4% 4/15/48	6,915,000	7,664,863
5% 4/15/48	9,380,000	11,234,989

TOTAL SOUTH CAROLINA		135,822,606

South Dakota - 0.2%
South Dakota Health & Edl. Facilities Auth. Rev.:
Series 2014 B, 5% 11/1/44	5,000,000	5,668,150
Series 2017:
5% 7/1/30	850,000	1,046,979
5% 7/1/35	725,000	879,287

TOTAL SOUTH DAKOTA		7,594,416

Tennessee - 0.9%
Chattanooga Health Ed. & Hsg. Facility Board Rev.:
Series 2019 A1, 4% 8/1/44	1,800,000	2,060,190
Series 2019 A2:
5% 8/1/37	860,000	1,085,440
5% 8/1/44	1,190,000	1,471,768
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/23	500,000	553,825
5% 7/1/24	1,000,000	1,106,940
5% 7/1/25	1,000,000	1,106,130
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev. (Lipscomb Univ. Proj.) Series 2019 A:
4% 10/1/49	2,590,000	2,759,645
5.25% 10/1/58	7,775,000	9,155,529
Shelby County Health Edl. & Hsg. Facilities Board Rev. (Methodist Le Bonheur Health Proj.) Series 2017 A:
5% 5/1/22	705,000	744,297
5% 5/1/23	1,600,000	1,765,104
5% 5/1/25	1,300,000	1,543,009
5% 5/1/27	1,230,000	1,543,293
5% 5/1/29	1,240,000	1,534,376
5% 5/1/30	2,395,000	2,947,479
5% 5/1/31	1,260,000	1,545,390
Tennessee Energy Acquisition Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	6,645,000	7,149,754

TOTAL TENNESSEE		38,072,169

Texas - 6.4%
Arlington Spl. Tax Rev. Series 2018 C, 5% 2/15/45 (Build America Mutual Assurance Insured)	1,730,000	1,735,571
Austin Wtr. & Wastewtr. Sys. Rev. Series 2016, 5% 11/15/37	4,010,000	4,981,423
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/40	2,000,000	2,295,540
5% 1/1/45	1,000,000	1,139,340
Series 2016:
5% 1/1/40	3,000,000	3,487,050
5% 1/1/46	1,800,000	2,072,952
Series 2020 B, 5% 1/1/45	1,750,000	2,196,355
Corpus Christi Util. Sys. Rev. Series 2012, 5% 7/15/23	3,400,000	3,630,520
Cypress-Fairbanks Independent School District Series 2016, 5% 2/15/27	1,885,000	2,306,335
Dallas Area Rapid Transit Sales Tax Rev. Series 2016 A, 5% 12/1/33	1,625,000	1,966,705
Dallas Fort Worth Int'l. Arpt. Rev. Series 2020 B:
4% 11/1/34	3,410,000	4,162,996
4% 11/1/35	3,030,000	3,686,450
Dallas Independent School District Bonds:
Series 2016, 5%, tender 2/15/22 (a)	30,000	31,506
Series B6, 5%, tender 2/15/22 (a)	775,000	812,985
Grand Parkway Trans. Corp. Series 2018 A:
5% 10/1/36	5,000,000	6,369,950
5% 10/1/37	10,000,000	12,724,400
5% 10/1/43	5,500,000	6,921,915
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. (Baylor College of Medicine Proj.) Series 2012 A, 5% 11/15/37 (Pre-Refunded to 11/15/22 @ 100)	3,800,000	4,127,902
Harris County Toll Road Rev. (Harris County Toll Road Auth. Proj.) Series 2018 A, 5% 8/15/33	2,000,000	2,558,800
Houston Arpt. Sys. Rev.:
Series 2011 B:
5% 7/1/25 (Pre-Refunded to 7/1/21 @ 100)	1,460,000	1,489,477
5% 7/1/26 (Pre-Refunded to 7/1/21 @ 100)	3,000,000	3,060,570
Series 2018 D:
5% 7/1/29	1,900,000	2,438,517
5% 7/1/30	2,500,000	3,177,825
5% 7/1/31	2,250,000	2,841,368
5% 7/1/32	2,000,000	2,511,340
5% 7/1/39	7,080,000	8,716,400
Houston Gen. Oblig. Series 2017 A, 5% 3/1/29	1,080,000	1,359,396
Houston Util. Sys. Rev.:
Series 2014 C, 5% 5/15/28	1,485,000	1,706,696
Series 2016 B, 5% 11/15/33	1,400,000	1,731,982
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/33	1,055,000	1,249,669
5% 10/15/34	1,670,000	1,974,692
5% 10/15/35	1,215,000	1,433,858
5% 10/15/44	835,000	969,368
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.) Series 2018:
5% 5/15/33	4,510,000	5,770,545
5% 5/15/35	2,125,000	2,703,574
Series 2015 B:
5% 5/15/30	4,500,000	5,304,510
5% 5/15/31	7,200,000	8,467,272
Series 2015 D:
5% 5/15/27	1,500,000	1,783,545
5% 5/15/29	2,150,000	2,544,375
New Hope Cultural Ed. Facilities Fin. Corp. (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/28	1,500,000	1,912,725
5% 8/15/47	1,205,000	1,466,063
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/29	2,100,000	2,457,861
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/30	1,425,000	1,717,652
5% 1/1/34	1,000,000	1,226,980
5% 1/1/35	1,300,000	1,592,422
5% 1/1/36	1,200,000	1,466,544
5% 1/1/37	4,705,000	5,730,172
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	265,000	319,423
5% 1/1/31	370,000	444,703
5% 1/1/33	1,500,000	1,830,225
Series 2008 I, 6.2% 1/1/42 (Assured Guaranty Corp. Insured)	1,700,000	2,039,796
Series 2014 A:
5% 1/1/23	950,000	1,035,339
5% 1/1/24	2,500,000	2,839,925
Series 2015 A, 5% 1/1/32	1,550,000	1,810,044
Series 2015 B, 5% 1/1/31	7,115,000	8,326,756
Series 2016 A:
5% 1/1/32	3,000,000	3,595,380
5% 1/1/39	1,000,000	1,181,410
Series 2017 A, 5% 1/1/43	4,100,000	5,067,354
Series 2018, 0% 1/1/29 (Assured Guaranty Corp. Insured)	15,110,000	13,847,560
Northside Independent School District Bonds Series 2016, 2%, tender 6/1/21 (a)	1,915,000	1,926,319
San Antonio Elec. & Gas Sys. Rev.:
Series 2012, 5.25% 2/1/25	1,600,000	1,920,512
Series 2017:
5% 2/1/32	1,250,000	1,591,613
5% 2/1/34	1,500,000	1,898,355
San Antonio Independent School District Series 2016, 5% 8/15/31	2,010,000	2,492,300
San Antonio Wtr. Sys. Rev. Series 2012, 5% 5/15/26	2,560,000	2,718,592
Southwest Higher Ed. Auth. Rev.:
(Southern Methodist Univ. Proj.) Series 2016 A:
5% 10/1/40	3,525,000	4,173,177
5% 10/1/45	4,000,000	4,691,320
(Southern Methodist Univ., TX. Proj.) Series 2017:
5% 10/1/32	750,000	940,665
5% 10/1/41	1,500,000	1,842,885
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. Series 2015, 5% 9/1/30	5,000,000	5,652,400
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A:
5% 2/15/25	395,000	467,052
5% 2/15/41	8,335,000	10,028,505
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	3,598,292	3,825,128
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev.:
Series 2019 A, 4% 3/1/50	3,755,000	4,330,717
Series A, 3.5% 3/1/51	3,115,000	3,570,008
Texas Gen. Oblig. Series 2016, 5% 4/1/41	3,120,000	3,784,310
Texas Private Activity Bond Surface Trans. Corp. (LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A:
4% 12/31/36	2,035,000	2,424,519
4% 6/30/37	3,000,000	3,559,620
4% 12/31/37	4,000,000	4,735,040
4% 12/31/38	2,250,000	2,650,995
Texas State Univ. Sys. Fing. Rev.:
Series 2017 A:
5% 3/15/28	3,045,000	3,876,985
5% 3/15/31	2,000,000	2,509,560
Series 2019 A:
4% 3/15/34	2,250,000	2,729,903
4% 3/15/35	2,000,000	2,421,100
Texas Wtr. Dev. Board Rev.:
Series 2018 B, 5% 4/15/49	1,870,000	2,398,911
Series 2020:
5% 8/1/25	1,000,000	1,213,330
5% 8/1/26	2,400,000	3,012,504
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/30	3,145,000	3,811,551
5% 2/15/33	3,500,000	4,195,765
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B, 5% 7/1/29	940,000	1,153,587

TOTAL TEXAS		284,899,236

Utah - 0.4%
Salt Lake City Arpt. Rev.:
Series 2017 B:
5% 7/1/34	1,640,000	2,037,323
5% 7/1/35	1,500,000	1,860,630
5% 7/1/36	1,500,000	1,856,910
5% 7/1/37	1,000,000	1,235,710
5% 7/1/47	1,525,000	1,855,834
Series 2018 B:
5% 7/1/43	3,000,000	3,712,170
5% 7/1/48	3,000,000	3,696,750

TOTAL UTAH		16,255,327

Vermont - 0.2%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev.:
(Champlain College Proj.) Series 2016 A:
5% 10/15/41	2,400,000	2,582,280
5% 10/15/46	2,800,000	2,987,208
(Middlebury College Proj.) Series 2020, 4% 11/1/50	4,500,000	5,249,925

TOTAL VERMONT		10,819,413

Virginia - 0.4%
Chesapeake Gen. Oblig. Series 2020 A:
5% 8/1/34	1,185,000	1,627,254
5% 8/1/35	1,305,000	1,778,206
Fredericksburg Econ. Dev. Auth. Rev. 5% 6/15/26	1,960,000	2,234,596
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	370,000	399,996
Series 2016:
4% 6/15/37	345,000	380,652
5% 6/15/28	1,000,000	1,202,150
5% 6/15/33	225,000	265,408
5% 6/15/36	1,000,000	1,172,560
Virginia College Bldg. Auth. Edl. Facilities Rev. Series 2015 A, 5% 1/1/40	1,400,000	1,584,128
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A:
5% 5/15/32	475,000	603,887
5% 5/15/33	2,000,000	2,530,940
Winchester Econ. Dev. Auth. Series 2015, 5% 1/1/44	2,500,000	2,871,075

TOTAL VIRGINIA		16,650,852

Washington - 2.5%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series A, 0% 6/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,200,000	1,102,704
Port of Seattle Rev. Series 2016:
5% 2/1/25	1,250,000	1,462,900
5% 2/1/28	2,000,000	2,391,740
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2013 B, 5% 12/1/26	3,880,000	4,184,890
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/37	1,000,000	1,224,940
5% 1/1/38	1,000,000	1,222,560
Tobacco Settlement Auth. Rev. Series 2013, 5% 6/1/22	3,500,000	3,729,005
Washington Gen. Oblig.:
Series 2015 C:
5% 2/1/33	1,500,000	1,765,875
5% 2/1/34	2,400,000	2,820,192
Series 2017 D, 5% 2/1/33	2,100,000	2,628,591
Series 2018 D, 5% 8/1/33	5,450,000	6,931,256
Series R-2017 A:
5% 8/1/27	945,000	1,181,496
5% 8/1/28	945,000	1,176,251
5% 8/1/30	945,000	1,171,035
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/29	405,000	507,096
5% 7/1/31	860,000	1,066,950
5% 7/1/34	2,645,000	3,246,870
5% 7/1/35	2,350,000	2,878,468
5% 7/1/36	2,250,000	2,748,465
5% 7/1/42	9,220,000	11,111,667
(Providence Health Systems Proj.):
Series 2012 A, 5% 10/1/24	6,700,000	7,234,727
Series 2018 B:
5% 10/1/30	1,200,000	1,545,456
5% 10/1/31	1,500,000	1,917,435
5% 10/1/32	1,035,000	1,316,820
5% 10/1/33	2,500,000	3,168,350
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/29	2,250,000	2,772,473
5% 8/15/30	1,000,000	1,226,300
Series 2015, 5% 1/1/26	2,000,000	2,390,300
Series 2017 B, 4% 8/15/41	7,250,000	8,279,283
Series 2019 A1:
5% 8/1/34	1,895,000	2,413,169
5% 8/1/37	1,000,000	1,262,140
Series 2019 A2:
5% 8/1/35	2,855,000	3,625,879
5% 8/1/39	1,120,000	1,406,821
Series 2020, 5% 9/1/55	10,080,000	12,823,978
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/34	1,600,000	1,790,448
5% 10/1/35	1,000,000	1,116,800
5% 10/1/40	1,625,000	1,798,258
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev. (Judson Park Proj.) Series 2018:
4% 7/1/28 (c)	100,000	106,118
5% 7/1/33 (c)	325,000	355,251
5% 7/1/38 (c)	100,000	108,528
5% 7/1/48 (c)	300,000	322,755

TOTAL WASHINGTON		111,534,240

West Virginia - 0.1%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A, 5% 1/1/33	1,840,000	2,270,965
Wisconsin - 1.3%
Pub. Fin. Auth. Series 2020 A, 4% 1/1/45	1,500,000	1,720,215
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5% 5/15/25 (c)	530,000	570,545
5% 5/15/28 (c)	580,000	630,379
5.25% 5/15/37 (c)	190,000	205,284
5.25% 5/15/42 (c)	235,000	252,540
5.25% 5/15/47 (c)	235,000	251,572
5.25% 5/15/52 (c)	435,000	464,784
Pub. Fin. Auth. Edl. Facilities Series 2018 A:
5.25% 10/1/43	610,000	676,429
5.25% 10/1/48	610,000	672,470
Pub. Fin. Auth. Hosp. Rev. Series 2019 A, 5% 10/1/44	4,565,000	5,565,511
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (c)	515,000	558,991
5% 10/1/48 (c)	615,000	664,760
5% 10/1/53 (c)	1,710,000	1,844,509
Roseman Univ. of Health Series 2020, 5% 4/1/50 (c)	1,085,000	1,237,160
Wisconsin Health & Edl. Facilities:
Bonds Series 2018 B, 5%, tender 1/29/25 (a)	10,000,000	11,826,700
Series 2014:
4% 5/1/33	1,475,000	1,565,403
5% 5/1/23	1,410,000	1,543,823
5% 5/1/25	775,000	876,672
Series 2015, 5% 12/15/44	10,000,000	11,235,800
Series 2017 A:
5% 9/1/30	1,270,000	1,502,842
5% 9/1/32	1,100,000	1,288,089
Series 2019 A:
2.25% 11/1/26	1,055,000	1,056,076
5% 11/1/39	4,210,000	4,542,758
Series 2019 B1, 2.825% 11/1/28	1,190,000	1,194,141
Series 2019 B2, 2.55% 11/1/27	760,000	761,725
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2012:
5% 10/1/24	1,400,000	1,505,882
5% 6/1/27	1,000,000	1,050,000
5% 6/1/39	1,190,000	1,236,934
Wisconsin St Gen. Fund Annual Appropriation Series 2019 A, 5% 5/1/29	3,000,000	3,801,370

TOTAL WISCONSIN		60,303,364

TOTAL MUNICIPAL BONDS
(Cost $3,960,337,981)		4,306,231,765
	Shares	Value

Money Market Funds - 3.2%
Fidelity Tax-Free Cash Central Fund .04% (f)(g)
(Cost $144,334,000)	144,305,139	144,334,000
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $4,104,671,981)		4,450,565,765
NET OTHER ASSETS (LIABILITIES) - 0.5%		24,344,646
NET ASSETS - 100%		$4,474,910,411

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $29,502,950 or 0.7% of net assets.

 (d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.

 (g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$361
Fidelity Tax-Free Cash Central Fund	248,969
Total	$249,330

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$4,306,231,765	$--	$4,306,231,765	$--
Money Market Funds	144,334,000	144,334,000	--	--
Total Investments in Securities:	$4,450,565,765	$144,334,000	$4,306,231,765	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	25.2%
Health Care	22.4%
Transportation	16.3%
Education	7.6%
Electric Utilities	6.7%
Special Tax	6.7%
Others* (Individually Less Than 5%)	15.1%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,960,337,981)	$4,306,231,765
Fidelity Central Funds (cost $144,334,000)	144,334,000
Total Investment in Securities (cost $4,104,671,981)		$4,450,565,765
Cash		4,075,735
Receivable for investments sold		5,967
Receivable for fund shares sold		3,640,435
Interest receivable		41,214,355
Distributions receivable from Fidelity Central Funds		7,797
Prepaid expenses		3,566
Receivable from investment adviser for expense reductions		743,913
Other receivables		574
Total assets		4,500,258,107
Liabilities
Payable for investments purchased on a delayed delivery basis	$15,269,361
Payable for fund shares redeemed	3,399,785
Distributions payable	4,961,623
Accrued management fee	1,285,904
Other affiliated payables	369,829
Other payables and accrued expenses	61,194
Total liabilities		25,347,696
Net Assets		$4,474,910,411
Net Assets consist of:
Paid in capital		$4,128,930,795
Total accumulated earnings (loss)		345,979,616
Net Assets		$4,474,910,411
Net Asset Value, offering price and redemption price per share ($4,474,910,411 ÷ 365,224,196 shares)		$12.25

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2021
Investment Income
Interest		$120,144,306
Income from Fidelity Central Funds		247,543
Total income		120,391,849
Expenses
Management fee	$14,666,891
Transfer agent fees	3,666,863
Accounting fees and expenses	625,753
Custodian fees and expenses	30,969
Independent trustees' fees and expenses	13,505
Registration fees	128,303
Audit	63,071
Legal	9,163
Miscellaneous	23,389
Total expenses before reductions	19,227,907
Expense reductions	(8,754,377)
Total expenses after reductions		10,473,530
Net investment income (loss)		109,918,319
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,564,659
Capital gain distributions from Fidelity Central Funds	1,787
Total net realized gain (loss)		7,566,446
Change in net unrealized appreciation (depreciation) on investment securities		22,377,211
Net gain (loss)		29,943,657
Net increase (decrease) in net assets resulting from operations		$139,861,976

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2021	Year ended January 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$109,918,319	$115,707,326
Net realized gain (loss)	7,566,446	11,504,133
Change in net unrealized appreciation (depreciation)	22,377,211	252,876,222
Net increase (decrease) in net assets resulting from operations	139,861,976	380,087,681
Distributions to shareholders	(121,502,501)	(119,598,210)
Share transactions
Proceeds from sales of shares	1,043,223,645	990,370,400
Reinvestment of distributions	57,315,370	56,196,872
Cost of shares redeemed	(1,102,822,650)	(459,725,020)
Net increase (decrease) in net assets resulting from share transactions	(2,283,635)	586,842,252
Total increase (decrease) in net assets	16,075,840	847,331,723
Net Assets
Beginning of period	4,458,834,571	3,611,502,848
End of period	$4,474,910,411	$4,458,834,571
Other Information
Shares
Sold	87,410,198	84,068,871
Issued in reinvestment of distributions	4,802,393	4,746,402
Redeemed	(94,544,900)	(38,976,801)
Net increase (decrease)	(2,332,309)	49,838,472

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Tax-Free Bond Fund

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.13	$11.37	$11.39	$11.30	$11.77
Income from Investment Operations
Net investment income (loss)A	.312	.337	.340	.352	.377
Net realized and unrealized gain (loss)	.152	.772	.003	.139	(.408)
Total from investment operations	.464	1.109	.343	.491	(.031)
Distributions from net investment income	(.312)	(.337)	(.340)	(.352)	(.377)
Distributions from net realized gain	(.032)	(.012)	(.023)	(.049)	(.062)
Total distributions	(.344)	(.349)	(.363)	(.401)	(.439)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$12.25	$12.13	$11.37	$11.39	$11.30
Total ReturnC	3.94%	9.87%	3.09%	4.38%	(.31)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.46%	.46%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	2.62%	2.86%	3.02%	3.06%	3.21%
Supplemental Data
Net assets, end of period (000 omitted)	$4,474,910	$4,458,835	$3,611,503	$3,777,700	$3,121,388
Portfolio turnover rateF	19%	8%	23%	17%	23%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2021

1. Organization.

Fidelity Tax-Free Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investment to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, market discount and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$346,976,129
Gross unrealized depreciation	(791,050)
Net unrealized appreciation (depreciation)	$346,185,079
Tax Cost	$4,104,380,686

The Fund intends to elect to defer to its next fiscal year $33,824 of capital losses recognized during the period November 1, 2020 to January 31, 2021.

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$346,185,079

The tax character of distributions paid was as follows:

	January 31, 2021	January 31, 2020
Tax-exempt Income	109,851,350	115,312,667
Ordinary Income	$2,977,380	$ 2,142,772
Long-term Capital Gains	8,673,771	2,142,771
Total	$121,502,501	$ 119,598,210

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Tax-Free Bond Fund	787,497,966	801,213,961

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .09% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Tax-Free Bond Fund	.01

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Fidelity Tax-Free Bond Fund	$9,487

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .25% of average net assets. This reimbursement will remain in place through May 31, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $8,738,068.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $7,685.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $8,624.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Tax-Free Bond Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Tax-Free Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 12, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2020 to January 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2020	Ending Account Value January 31, 2021	Expenses Paid During Period-B August 1, 2020 to January 31, 2021
Fidelity Tax-Free Bond Fund	.25%
Actual		$1,000.00	$1,032.70	$1.28
Hypothetical-C		$1,000.00	$1,023.88	$1.27

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2021, $7,613,415, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2021, 100% of the fund's income dividends was free from federal income tax, and 0.00% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Tax-Free Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2020 and June 2020.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Tax-Free Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2019.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.25% through May 31, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SFB-ANN-0321
1.769635.119

Fidelity® Series Large Cap Value Index Fund

Annual Report

January 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Large Cap Value Index Fund	4.14%	10.70%	8.38%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Large Cap Value Index Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$17,907	Fidelity® Series Large Cap Value Index Fund
$18,196	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.25% for the 12 months ending January 31, 2021, a volatile but productive period for U.S. risk assets. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings. The rally slowed in September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery could be slowing and a new wave of COVID-19 cases. A shift in momentum began in October and accelerated following the U.S. elections, with the approval of two breakthrough COVID-19 vaccines and prospects for additional government stimulus fueling the “reflation trade.” Small-cap value stocks rallied strongly late in 2020, usurping longstanding market leadership from growth shares – especially large tech and internet-related names – amid hopes of a broad economic recovery in 2021. By sector for the full 12 months, information technology (+37%) and consumer discretionary (+33%) led all gainers. In contrast, energy (-23%) struggled along with global oil demand and pricing.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending January 31, 2021, the fund gained 4.14%, roughly in line with the 4.09% advance of the benchmark Russell 1000® Value index. By sector, health care rose about 17% and contributed most, followed by industrials, which gained 9%. The consumer discretionary sector rose 15% and communication services (+11%) also contributed, lifted by the media & entertainment industry (+23%). Other notable contributors included the information technology (+9%), materials (+26%), and consumer staples (+6%) sectors. In contrast, energy returned -22% and detracted most. Financials (-3%), especially in the banks industry (-7%), also hurt. Other detractors were the utilities (-7%) sector and the real estate (-11%) sector. Turning to individual stocks, the biggest individual contributor was Alphabet (+35%), from the media & entertainment category. Danaher (+48%) and Abbott Laboratories (+44%), from the health care equipment & services group, helped. Other contributors from the media & entertainment segment were Disney (+21%) and Comcast (+17%). In contrast, the biggest individual detractor was Wells Fargo (-34%), from the banks industry. In energy, Exxon Mobil (-22%) and Chevron (-16%) hurt. AT&T, within the telecommunication services segment, returned roughly -19% and hindered the fund. Another detractor was Citigroup (-19%), a stock in the banks industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2021

% of fund's net assets
Berkshire Hathaway, Inc. Class B	2.5
JPMorgan Chase & Co.	2.3
Johnson & Johnson	2.2
The Walt Disney Co.	1.8
Bank of America Corp.	1.4
Intel Corp.	1.3
Verizon Communications, Inc.	1.3
Comcast Corp. Class A	1.3
AT&T, Inc.	1.2
Pfizer, Inc.	1.2
16.5

Top Market Sectors as of January 31, 2021

% of fund's net assets
Financials	19.5
Health Care	13.8
Industrials	13.1
Information Technology	9.7
Communication Services	9.5
Consumer Discretionary	7.6
Consumer Staples	7.4
Utilities	5.4
Materials	4.7
Energy	4.6

Asset Allocation (% of fund's net assets)

As of January 31, 2021*
Stocks and Equity Futures	100.1%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.1)%

 * Foreign investments - 5.2%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments January 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
COMMUNICATION SERVICES - 9.5%
Diversified Telecommunication Services - 2.6%
AT&T, Inc.	2,242,344	$64,198,309
Lumen Technologies, Inc.	343,388	4,251,143
Verizon Communications, Inc.	1,302,958	71,336,951
		139,786,403
Entertainment - 2.3%
Activision Blizzard, Inc.	145,186	13,211,926
Electronic Arts, Inc.	77,191	11,053,751
Lions Gate Entertainment Corp.:
Class A (a)(b)	21,794	304,898
Class B (a)	32,379	400,204
Madison Square Garden Entertainment Corp. (a)	5,879	521,761
Madison Square Garden Sports Corp. (a)	5,894	954,180
Take-Two Interactive Software, Inc. (a)	2,692	539,611
The Walt Disney Co.	568,297	95,570,506
Zynga, Inc. (a)	49,106	486,640
		123,043,477
Interactive Media & Services - 1.9%
Alphabet, Inc.:
Class A (a)	21,147	38,643,182
Class C (a)	20,477	37,590,448
Pinterest, Inc. Class A (a)	21,434	1,468,443
TripAdvisor, Inc. (a)	31,523	976,267
Twitter, Inc. (a)	244,781	12,368,784
Zillow Group, Inc.:
Class A (a)	16,280	2,258,362
Class C (a)	40,534	5,288,066
		98,593,552
Media - 2.3%
Charter Communications, Inc. Class A (a)	4,416	2,682,985
Comcast Corp. Class A	1,424,900	70,632,293
Discovery Communications, Inc.:
Class A (a)(b)	57,093	2,364,792
Class C (non-vtg.) (a)	87,394	3,061,412
DISH Network Corp. Class A (a)	77,103	2,237,529
Fox Corp.:
Class A	97,242	3,032,006
Class B	57,533	1,719,661
Interpublic Group of Companies, Inc.	121,907	2,934,301
John Wiley & Sons, Inc. Class A	13,469	614,321
Liberty Broadband Corp.:
Class A (a)	7,854	1,140,165
Class C (a)	50,072	7,313,016
Liberty Media Corp.:
Liberty Formula One Group Series C (a)	61,925	2,491,243
Liberty Media Class A (a)	8,140	295,075
Liberty SiriusXM Series A (a)	28,361	1,146,352
Liberty SiriusXM Series C (a)	42,823	1,736,901
News Corp.:
Class A	120,795	2,343,423
Class B	39,027	736,830
Nexstar Broadcasting Group, Inc. Class A	4,473	508,446
Omnicom Group, Inc.	66,743	4,163,428
Sirius XM Holdings, Inc. (b)	143,597	898,917
The New York Times Co. Class A	51,084	2,533,256
ViacomCBS, Inc.:
Class A	9,875	480,518
Class B	163,922	7,950,217
		123,017,087
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc.	172,898	21,798,980
Telephone & Data Systems, Inc.	31,540	591,375
U.S. Cellular Corp. (a)	4,394	137,005
		22,527,360

TOTAL COMMUNICATION SERVICES		506,967,879

CONSUMER DISCRETIONARY - 7.6%
Auto Components - 0.3%
Aptiv PLC	84,091	11,234,558
BorgWarner, Inc.	66,971	2,812,112
Gentex Corp.	76,963	2,543,627
Lear Corp.	18,796	2,833,685
		19,423,982
Automobiles - 0.7%
Ford Motor Co.	1,224,537	12,894,375
General Motors Co.	392,623	19,898,134
Harley-Davidson, Inc.	47,986	1,923,759
Thor Industries, Inc. (b)	16,668	2,016,995
		36,733,263
Distributors - 0.1%
Genuine Parts Co.	44,090	4,139,169
LKQ Corp. (a)	95,007	3,333,796
		7,472,965
Diversified Consumer Services - 0.2%
Bright Horizons Family Solutions, Inc. (a)	5,758	875,043
Frontdoor, Inc. (a)	22,345	1,229,869
Graham Holdings Co.	1,232	699,912
Grand Canyon Education, Inc. (a)	14,674	1,246,410
H&R Block, Inc.	18,040	310,829
Service Corp. International	52,889	2,667,192
Terminix Global Holdings, Inc. (a)	41,482	1,977,862
		9,007,117
Hotels, Restaurants & Leisure - 2.4%
ARAMARK Holdings Corp.	71,605	2,455,335
Carnival Corp.	152,012	2,838,064
Choice Hotels International, Inc.	10,867	1,093,655
Darden Restaurants, Inc.	40,812	4,770,515
Extended Stay America, Inc. unit	55,687	817,485
Hilton Worldwide Holdings, Inc.	85,685	8,687,602
Hyatt Hotels Corp. Class A	11,027	724,033
Las Vegas Sands Corp.	59,722	2,872,031
Marriott International, Inc. Class A	84,371	9,813,191
McDonald's Corp.	200,608	41,694,367
MGM Resorts International	147,696	4,218,198
Norwegian Cruise Line Holdings Ltd. (a)(b)	98,865	2,239,292
Planet Fitness, Inc. (a)	11,179	804,888
Royal Caribbean Cruises Ltd.	57,590	3,743,350
Six Flags Entertainment Corp.	24,050	822,510
Starbucks Corp.	155,444	15,048,534
Vail Resorts, Inc.	11,531	3,066,785
Wyndham Destinations, Inc.	26,375	1,166,830
Wyndham Hotels & Resorts, Inc.	28,799	1,675,238
Wynn Resorts Ltd.	23,120	2,301,134
Yum China Holdings, Inc.	117,067	6,638,870
Yum! Brands, Inc.	87,534	8,883,826
		126,375,733
Household Durables - 0.8%
D.R. Horton, Inc.	103,764	7,969,075
Garmin Ltd.	46,945	5,392,103
Leggett & Platt, Inc.	41,419	1,698,179
Lennar Corp.:
Class A	84,476	7,024,179
Class B	5,500	368,170
Mohawk Industries, Inc. (a)	18,226	2,617,254
Newell Brands, Inc.	120,514	2,894,746
NVR, Inc. (a)	954	4,241,942
PulteGroup, Inc.	83,924	3,650,694
Tempur Sealy International, Inc. (a)	15,296	403,814
Toll Brothers, Inc.	36,321	1,856,003
Whirlpool Corp.	19,141	3,542,808
		41,658,967
Internet & Direct Marketing Retail - 0.2%
eBay, Inc.	17,694	999,888
Expedia, Inc.	37,673	4,675,219
GrubHub, Inc. (a)	26,078	1,962,891
Qurate Retail, Inc. Series A	119,437	1,504,906
Wayfair LLC Class A (a)	1,972	537,015
		9,679,919
Leisure Products - 0.3%
Brunswick Corp.	24,742	2,139,193
Hasbro, Inc.	39,916	3,744,919
Mattel, Inc. (a)(b)	43,921	795,849
Peloton Interactive, Inc. Class A (a)	60,379	8,823,183
Polaris, Inc.	16,347	1,907,204
		17,410,348
Multiline Retail - 0.7%
Dollar Tree, Inc. (a)	38,450	3,908,827
Kohl's Corp.	49,361	2,174,846
Nordstrom, Inc. (b)	34,344	1,217,495
Ollie's Bargain Outlet Holdings, Inc. (a)	2,005	189,934
Target Corp.	157,111	28,463,800
		35,954,902
Specialty Retail - 1.5%
Advance Auto Parts, Inc.	20,520	3,060,353
AutoNation, Inc. (a)	18,051	1,286,675
AutoZone, Inc. (a)	2,997	3,351,755
Best Buy Co., Inc.	58,677	6,385,231
Burlington Stores, Inc. (a)	2,163	538,371
CarMax, Inc. (a)	47,218	5,561,336
Dick's Sporting Goods, Inc.	19,273	1,291,484
Foot Locker, Inc.	32,522	1,425,114
Gap, Inc.	57,513	1,164,638
L Brands, Inc.	71,960	2,933,090
Leslie's, Inc. (b)	9,032	258,315
Penske Automotive Group, Inc.	10,023	599,776
Ross Stores, Inc.	20,947	2,331,192
The Home Depot, Inc.	168,892	45,739,331
TJX Companies, Inc.	71,558	4,582,574
Ulta Beauty, Inc. (a)	1,184	331,236
Vroom, Inc.	1,668	61,432
Williams-Sonoma, Inc.	20,175	2,600,961
		83,502,864
Textiles, Apparel & Luxury Goods - 0.4%
Capri Holdings Ltd. (a)	44,511	1,854,328
Carter's, Inc.	13,488	1,187,484
Columbia Sportswear Co.	9,041	790,726
Hanesbrands, Inc.	108,767	1,663,047
PVH Corp.	22,023	1,877,681
Ralph Lauren Corp.	14,781	1,493,620
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	42,003	1,448,263
Tapestry, Inc.	86,743	2,742,814
Under Armour, Inc.:
Class A (sub. vtg.) (a)	59,302	1,037,785
Class C (non-vtg.) (a)	61,441	919,772
VF Corp.	95,332	7,328,171
		22,343,691

TOTAL CONSUMER DISCRETIONARY		409,563,751

CONSUMER STAPLES - 7.4%
Beverages - 1.1%
Brown-Forman Corp.:
Class A	2,212	146,257
Class B (non-vtg.)	8,345	598,086
Constellation Brands, Inc. Class A (sub. vtg.)	50,100	10,567,593
Keurig Dr. Pepper, Inc.	140,254	4,460,077
Molson Coors Beverage Co. Class B	55,831	2,800,483
PepsiCo, Inc.	116,102	15,856,050
The Coca-Cola Co.	502,033	24,172,889
		58,601,435
Food & Staples Retailing - 1.8%
Albertsons Companies, Inc. (b)	9,124	158,484
Casey's General Stores, Inc. (b)	11,545	2,164,457
Costco Wholesale Corp.	16,230	5,719,939
Grocery Outlet Holding Corp. (a)	10,668	455,417
Kroger Co.	243,052	8,385,294
Sprouts Farmers Market LLC (a)	5,978	135,402
Sysco Corp.	43,838	3,134,855
U.S. Foods Holding Corp. (a)	68,915	2,135,676
Walgreens Boots Alliance, Inc.	227,438	11,428,760
Walmart, Inc.	438,176	61,559,346
		95,277,630
Food Products - 1.7%
Archer Daniels Midland Co.	173,930	8,698,239
Beyond Meat, Inc. (a)(b)	3,318	590,869
Bunge Ltd.	42,554	2,784,734
Campbell Soup Co.	30,794	1,481,499
Conagra Brands, Inc.	153,011	5,294,181
Flowers Foods, Inc.	61,146	1,403,912
General Mills, Inc.	190,675	11,078,218
Hormel Foods Corp. (b)	87,608	4,105,311
Ingredion, Inc.	21,061	1,589,474
Kellogg Co.	52,074	3,069,242
Lamb Weston Holdings, Inc.	35,298	2,636,761
McCormick & Co., Inc. (non-vtg.)	34,326	3,073,550
Mondelez International, Inc.	443,951	24,612,643
Pilgrim's Pride Corp. (a)	11,269	218,393
Post Holdings, Inc. (a)	19,988	1,895,862
Seaboard Corp.	81	254,843
The Hain Celestial Group, Inc. (a)	26,472	1,100,838
The Hershey Co.	10,566	1,536,719
The J.M. Smucker Co. (b)	34,662	4,035,003
The Kraft Heinz Co.	203,314	6,813,052
TreeHouse Foods, Inc. (a)(b)	17,668	746,120
Tyson Foods, Inc. Class A	90,256	5,804,363
		92,823,826
Household Products - 1.7%
Clorox Co.	11,524	2,413,817
Colgate-Palmolive Co.	264,916	20,663,448
Energizer Holdings, Inc. (b)	3,985	174,702
Kimberly-Clark Corp.	106,732	14,099,297
Procter & Gamble Co.	423,776	54,332,321
Reynolds Consumer Products, Inc.	11,183	335,490
Spectrum Brands Holdings, Inc.	13,248	1,001,151
		93,020,226
Personal Products - 0.1%
Coty, Inc. Class A	90,829	578,581
Estee Lauder Companies, Inc. Class A	7,378	1,746,004
Herbalife Nutrition Ltd. (a)	24,510	1,249,030
Nu Skin Enterprises, Inc. Class A	15,822	915,619
		4,489,234
Tobacco - 1.0%
Altria Group, Inc.	329,773	13,547,075
Philip Morris International, Inc.	489,269	38,970,276
		52,517,351

TOTAL CONSUMER STAPLES		396,729,702

ENERGY - 4.6%
Energy Equipment & Services - 0.4%
Baker Hughes Co. Class A	205,999	4,138,520
Halliburton Co.	274,885	4,846,223
Helmerich & Payne, Inc.	32,934	799,638
NOV, Inc.	121,681	1,506,411
Schlumberger Ltd.	436,160	9,687,114
		20,977,906
Oil, Gas & Consumable Fuels - 4.2%
Antero Midstream GP LP (b)	89,972	728,773
Apache Corp.	118,444	1,691,380
Cabot Oil & Gas Corp. (b)	123,024	2,255,030
Chevron Corp.	605,652	51,601,550
Cimarex Energy Co.	31,496	1,328,501
ConocoPhillips Co.	427,031	17,094,051
Continental Resources, Inc. (b)	23,377	460,293
Devon Energy Corp.	184,935	3,044,030
Diamondback Energy, Inc.	49,429	2,802,130
EOG Resources, Inc.	182,968	9,324,049
EQT Corp.	86,267	1,407,015
Equitrans Midstream Corp.	115,529	768,268
Exxon Mobil Corp.	1,330,848	59,675,224
Hess Corp.	86,187	4,652,374
HollyFrontier Corp.	46,843	1,333,152
Kinder Morgan, Inc.	611,108	8,604,401
Marathon Oil Corp.	247,189	1,789,648
Marathon Petroleum Corp.	203,198	8,770,026
Murphy Oil Corp.	45,809	566,657
Occidental Petroleum Corp.	263,493	5,285,670
ONEOK, Inc.	139,101	5,540,393
Phillips 66 Co.	137,065	9,293,007
Pioneer Natural Resources Co.	63,359	7,660,103
Targa Resources Corp.	71,002	1,943,325
The Williams Companies, Inc.	381,786	8,105,317
Valero Energy Corp.	128,003	7,223,209
		222,947,576

TOTAL ENERGY		243,925,482

FINANCIALS - 19.5%
Banks - 7.7%
Associated Banc-Corp.	47,786	857,281
Bank of America Corp.	2,432,258	72,116,450
Bank of Hawaii Corp. (b)	12,336	964,552
Bank OZK	38,191	1,419,178
BOK Financial Corp.	9,772	721,760
Citigroup, Inc.	654,713	37,966,807
Citizens Financial Group, Inc.	133,760	4,874,214
Comerica, Inc.	43,658	2,497,238
Commerce Bancshares, Inc.	33,140	2,215,409
Cullen/Frost Bankers, Inc.	17,567	1,620,380
East West Bancorp, Inc.	44,235	2,651,446
Fifth Third Bancorp	223,235	6,458,189
First Citizens Bancshares, Inc.	1,969	1,173,504
First Hawaiian, Inc.	40,544	942,648
First Horizon National Corp. (b)	171,194	2,377,885
First Republic Bank	54,214	7,860,488
FNB Corp., Pennsylvania	100,629	992,202
Huntington Bancshares, Inc.	316,992	4,192,219
JPMorgan Chase & Co.	952,469	122,554,186
KeyCorp	304,927	5,141,069
M&T Bank Corp.	40,191	5,324,102
PacWest Bancorp	36,770	1,110,086
Peoples United Financial, Inc. (b)	132,725	1,813,024
Pinnacle Financial Partners, Inc.	23,172	1,587,977
PNC Financial Services Group, Inc.	133,303	19,131,647
Popular, Inc.	26,023	1,476,805
Prosperity Bancshares, Inc.	28,013	1,889,197
Regions Financial Corp.	301,573	5,129,757
Signature Bank	16,322	2,696,231
Sterling Bancorp	60,787	1,122,128
SVB Financial Group (a)	16,132	7,062,267
Synovus Financial Corp.	45,871	1,706,401
TCF Financial Corp.	47,328	1,839,166
Truist Financial Corp.	423,375	20,313,533
U.S. Bancorp	427,241	18,307,277
Umpqua Holdings Corp.	69,109	1,002,772
Webster Financial Corp. (b)	28,075	1,312,506
Wells Fargo & Co.	1,180,661	35,278,151
Western Alliance Bancorp.	30,654	2,089,990
Wintrust Financial Corp.	17,927	1,079,026
Zions Bancorp NA	50,659	2,236,088
		413,105,236
Capital Markets - 4.3%
Affiliated Managers Group, Inc. (b)	14,125	1,556,434
Ameriprise Financial, Inc.	37,038	7,328,709
Apollo Global Management LLC Class A	27,057	1,242,999
Bank of New York Mellon Corp.	250,859	9,991,714
BlackRock, Inc. Class A (b)	46,274	32,450,105
Carlyle Group LP (b)	33,640	1,085,563
Cboe Global Markets, Inc.	26,453	2,426,534
Charles Schwab Corp.	432,975	22,315,532
CME Group, Inc.	111,572	20,277,095
Eaton Vance Corp. (non-vtg.)	34,724	2,331,369
Evercore, Inc. Class A	12,422	1,355,240
Franklin Resources, Inc.	85,006	2,234,808
Goldman Sachs Group, Inc.	104,137	28,238,830
Interactive Brokers Group, Inc.	23,040	1,409,818
Intercontinental Exchange, Inc.	112,796	12,447,039
Invesco Ltd.	118,300	2,435,797
KKR & Co. LP	170,564	6,643,468
Lazard Ltd. Class A	31,728	1,307,194
LPL Financial	22,686	2,457,801
Morgan Stanley	419,050	28,097,303
Morningstar, Inc.	1,095	251,730
NASDAQ, Inc.	35,912	4,857,816
Northern Trust Corp.	60,290	5,377,265
Raymond James Financial, Inc.	38,522	3,849,503
S&P Global, Inc.	31,037	9,838,729
SEI Investments Co.	35,364	1,868,987
State Street Corp.	110,517	7,736,190
T. Rowe Price Group, Inc.	52,991	8,292,032
Tradeweb Markets, Inc. Class A	3,948	239,999
Virtu Financial, Inc. Class A	2,271	63,066
		230,008,669
Consumer Finance - 1.1%
Ally Financial, Inc.	117,225	4,435,794
American Express Co.	205,575	23,900,150
Capital One Financial Corp.	142,198	14,825,563
Credit Acceptance Corp. (a)(b)	2,879	1,110,632
Discover Financial Services	96,184	8,035,211
LendingTree, Inc. (a)	187	60,872
OneMain Holdings, Inc.	20,416	950,569
Santander Consumer U.S.A. Holdings, Inc.	22,400	495,040
SLM Corp.	90,448	1,255,418
Synchrony Financial	182,943	6,156,032
		61,225,281
Diversified Financial Services - 2.7%
Berkshire Hathaway, Inc. Class B (a)	591,535	134,793,072
Equitable Holdings, Inc.	125,910	3,120,050
Jefferies Financial Group, Inc.	67,570	1,577,760
Voya Financial, Inc.	39,404	2,185,346
		141,676,228
Insurance - 3.4%
AFLAC, Inc.	218,338	9,864,511
Alleghany Corp.	3,905	2,213,549
Allstate Corp.	95,333	10,217,791
American Financial Group, Inc.	22,356	2,104,594
American International Group, Inc.	270,780	10,138,003
American National Group, Inc.	2,329	205,837
Arch Capital Group Ltd. (a)	123,398	3,875,931
Arthur J. Gallagher & Co.	59,925	6,915,944
Assurant, Inc.	18,422	2,495,628
Assured Guaranty Ltd.	24,612	879,879
Athene Holding Ltd. (a)	35,798	1,463,780
Axis Capital Holdings Ltd.	23,622	1,084,250
Brighthouse Financial, Inc. (a)	28,154	995,525
Brown & Brown, Inc.	70,035	3,017,808
Chubb Ltd.	141,293	20,582,151
Cincinnati Financial Corp.	46,989	3,951,305
CNA Financial Corp.	8,769	336,905
Erie Indemnity Co. Class A	3,368	818,761
Everest Re Group Ltd.	12,360	2,608,949
First American Financial Corp.	34,034	1,779,638
FNF Group	86,246	3,130,730
Globe Life, Inc.	32,363	2,925,292
GoHealth, Inc. (a)	11,943	158,961
Hanover Insurance Group, Inc.	11,642	1,309,376
Hartford Financial Services Group, Inc.	112,210	5,388,324
Kemper Corp.	19,386	1,363,805
Lemonade, Inc. (a)	4,694	681,804
Lincoln National Corp.	52,931	2,407,831
Loews Corp.	73,415	3,324,965
Markel Corp. (a)	4,241	4,111,565
Marsh & McLennan Companies, Inc.	35,469	3,898,398
Mercury General Corp. (b)	8,593	455,515
MetLife, Inc.	241,671	11,636,459
Old Republic International Corp.	88,810	1,607,461
Primerica, Inc.	4,645	647,095
Principal Financial Group, Inc.	85,239	4,199,726
Progressive Corp.	130,812	11,405,498
Prudential Financial, Inc.	124,257	9,726,838
Reinsurance Group of America, Inc.	21,253	2,232,628
RenaissanceRe Holdings Ltd.	10,515	1,581,877
The Travelers Companies, Inc.	79,424	10,825,491
Unum Group	63,834	1,482,864
W.R. Berkley Corp.	43,689	2,714,834
White Mountains Insurance Group Ltd.	951	970,020
Willis Towers Watson PLC	40,392	8,197,152
		181,935,248
Mortgage Real Estate Investment Trusts - 0.2%
AGNC Investment Corp.	171,085	2,668,926
Annaly Capital Management, Inc.	440,399	3,576,040
New Residential Investment Corp.	130,501	1,225,404
Starwood Property Trust, Inc.	85,691	1,607,563
		9,077,933
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp.	106,247	1,245,215
New York Community Bancorp, Inc.	141,132	1,476,241
Rocket Cos., Inc. (a)(b)	20,467	437,175
TFS Financial Corp. (b)	15,054	266,004
		3,424,635

TOTAL FINANCIALS		1,040,453,230

HEALTH CARE - 13.8%
Biotechnology - 1.1%
AbbVie, Inc.	33,205	3,402,848
Acceleron Pharma, Inc. (a)	964	111,371
Agios Pharmaceuticals, Inc. (a)	17,512	822,539
Alexion Pharmaceuticals, Inc. (a)	56,485	8,660,845
Alkermes PLC (a)	49,698	1,043,161
Biogen, Inc. (a)	33,587	9,492,022
BioMarin Pharmaceutical, Inc. (a)	5,326	440,886
bluebird bio, Inc. (a)	11,526	513,483
Exact Sciences Corp. (a)	6,127	840,379
Exelixis, Inc. (a)	61,483	1,365,537
Gilead Sciences, Inc.	394,782	25,897,699
Ionis Pharmaceuticals, Inc. (a)	20,902	1,255,583
Sage Therapeutics, Inc. (a)(b)	14,911	1,202,572
United Therapeutics Corp. (a)	13,601	2,228,116
		57,277,041
Health Care Equipment & Supplies - 4.4%
Abbott Laboratories	334,808	41,378,921
Baxter International, Inc.	92,984	7,143,961
Becton, Dickinson & Co.	86,742	22,708,188
Boston Scientific Corp. (a)	449,123	15,916,919
Danaher Corp.	196,849	46,818,566
Dentsply Sirona, Inc.	68,604	3,669,628
Envista Holdings Corp. (a)	50,052	1,778,848
Globus Medical, Inc. (a)	23,716	1,463,040
Haemonetics Corp. (a)	1,028	117,490
Hill-Rom Holdings, Inc.	18,468	1,773,667
Hologic, Inc. (a)	24,319	1,938,954
ICU Medical, Inc. (a)	4,440	907,891
Integra LifeSciences Holdings Corp. (a)	22,397	1,479,098
Medtronic PLC	421,785	46,957,324
STERIS PLC (b)	24,983	4,674,569
Stryker Corp.	73,399	16,221,913
Tandem Diabetes Care, Inc. (a)	2,080	192,712
Teleflex, Inc.	5,406	2,041,468
The Cooper Companies, Inc.	13,436	4,891,241
Varian Medical Systems, Inc. (a)	24,888	4,369,586
Zimmer Biomet Holdings, Inc.	65,041	9,994,850
		236,438,834
Health Care Providers & Services - 2.6%
Acadia Healthcare Co., Inc. (a)	27,638	1,400,694
AmerisourceBergen Corp.	23,775	2,477,355
Anthem, Inc.	58,149	17,269,090
Centene Corp. (a)	127,214	7,671,004
Cigna Corp.	81,323	17,651,157
CVS Health Corp.	411,015	29,449,225
DaVita HealthCare Partners, Inc. (a)	19,920	2,338,010
Encompass Health Corp.	16,945	1,362,378
HCA Holdings, Inc.	40,111	6,517,235
Henry Schein, Inc. (a)	44,730	2,945,471
Humana, Inc.	25,711	9,850,141
Laboratory Corp. of America Holdings (a)	28,762	6,583,909
McKesson Corp.	12,934	2,256,595
Molina Healthcare, Inc. (a)	6,060	1,294,477
Oak Street Health, Inc. (a)(b)	3,455	179,211
Premier, Inc.	38,183	1,293,258
Quest Diagnostics, Inc.	41,953	5,418,230
UnitedHealth Group, Inc.	49,867	16,634,634
Universal Health Services, Inc. Class B	23,101	2,880,233
		135,472,307
Health Care Technology - 0.0%
American Well Corp. (b)	5,386	190,718
Change Healthcare, Inc. (a)	20,265	483,523
Teladoc Health, Inc. (a)	2,216	584,647
		1,258,888
Life Sciences Tools & Services - 1.2%
Agilent Technologies, Inc.	88,772	10,667,731
Berkeley Lights, Inc. (a)	1,826	131,472
Bio-Rad Laboratories, Inc. Class A (a)	6,625	3,801,226
Bio-Techne Corp.	708	230,036
Bruker Corp.	18,679	1,081,327
Charles River Laboratories International, Inc. (a)	1,767	457,741
IQVIA Holdings, Inc. (a)	37,066	6,590,335
Mettler-Toledo International, Inc. (a)	441	515,132
PerkinElmer, Inc.	28,150	4,140,021
PPD, Inc.	7,673	246,764
PRA Health Sciences, Inc. (a)	2,920	359,861
QIAGEN NV (a)	70,569	3,821,311
Syneos Health, Inc. (a)	21,047	1,564,844
Thermo Fisher Scientific, Inc.	51,288	26,141,494
Waters Corp. (a)	17,783	4,706,627
		64,455,922
Pharmaceuticals - 4.5%
Bristol-Myers Squibb Co.	453,454	27,855,679
Catalent, Inc. (a)	50,982	5,865,479
Elanco Animal Health, Inc. (a)	142,591	4,139,417
Horizon Therapeutics PLC (a)	4,516	327,320
Jazz Pharmaceuticals PLC (a)	16,961	2,637,436
Johnson & Johnson	718,061	117,137,291
Merck & Co., Inc.	100,081	7,713,243
Nektar Therapeutics (a)(b)	54,321	1,070,124
Perrigo Co. PLC	42,847	1,829,567
Pfizer, Inc.	1,748,591	62,774,417
Reata Pharmaceuticals, Inc. (a)	809	83,804
Royalty Pharma PLC	19,645	923,511
Viatris, Inc. (a)	378,745	6,434,878
Zoetis, Inc. Class A	14,183	2,187,728
		240,979,894

TOTAL HEALTH CARE		735,882,886

INDUSTRIALS - 13.1%
Aerospace & Defense - 2.1%
BWX Technologies, Inc.	10,651	574,302
Curtiss-Wright Corp.	13,026	1,351,969
General Dynamics Corp.	79,697	11,689,956
HEICO Corp.	2,802	329,907
HEICO Corp. Class A	4,730	502,846
Hexcel Corp.	26,245	1,145,857
Howmet Aerospace, Inc.	123,844	3,044,086
Huntington Ingalls Industries, Inc.	11,236	1,767,760
L3Harris Technologies, Inc.	65,869	11,297,192
Mercury Systems, Inc. (a)	3,220	228,813
Northrop Grumman Corp.	3,986	1,142,427
Raytheon Technologies Corp.	448,203	29,908,586
Spirit AeroSystems Holdings, Inc. Class A	32,982	1,117,100
Teledyne Technologies, Inc. (a)	11,375	4,060,989
Textron, Inc.	71,446	3,233,646
The Boeing Co.	167,897	32,603,918
TransDigm Group, Inc.	12,755	7,057,086
Virgin Galactic Holdings, Inc. (a)(b)	2,868	127,024
		111,183,464
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	35,069	3,000,504
Expeditors International of Washington, Inc.	20,505	1,835,608
FedEx Corp.	75,932	17,869,837
United Parcel Service, Inc. Class B	76,578	11,869,590
XPO Logistics, Inc. (a)	27,070	2,988,799
		37,564,338
Airlines - 0.5%
Alaska Air Group, Inc.	37,628	1,837,375
American Airlines Group, Inc. (b)	170,640	2,929,889
Copa Holdings SA Class A	9,850	762,095
Delta Air Lines, Inc.	200,111	7,596,214
JetBlue Airways Corp. (a)	96,927	1,389,933
Southwest Airlines Co.	185,040	8,130,658
United Airlines Holdings, Inc. (a)	91,052	3,641,169
		26,287,333
Building Products - 0.9%
A.O. Smith Corp.	41,644	2,261,269
Allegion PLC	10,092	1,079,945
Armstrong World Industries, Inc.	9,389	734,314
Carrier Global Corp.	174,760	6,728,260
Fortune Brands Home & Security, Inc.	43,217	3,727,466
Johnson Controls International PLC	228,316	11,374,703
Lennox International, Inc.	10,850	2,989,067
Masco Corp.	82,484	4,479,706
Owens Corning	33,540	2,602,704
The AZEK Co., Inc.	24,110	961,748
Trane Technologies PLC	75,002	10,751,537
		47,690,719
Commercial Services & Supplies - 0.5%
ADT, Inc.	48,491	437,874
Cintas Corp.	3,158	1,004,623
Clean Harbors, Inc. (a)	16,080	1,245,557
IAA Spinco, Inc. (a)	32,098	1,834,080
MSA Safety, Inc. (b)	8,901	1,389,624
Republic Services, Inc.	65,911	5,966,264
Rollins, Inc.	8,659	311,897
Stericycle, Inc. (a)	28,662	1,876,788
Waste Management, Inc.	115,592	12,867,701
		26,934,408
Construction & Engineering - 0.2%
AECOM (a)	47,936	2,401,594
Jacobs Engineering Group, Inc.	39,294	3,967,122
Quanta Services, Inc.	34,226	2,411,906
Valmont Industries, Inc.	6,596	1,272,500
		10,053,122
Electrical Equipment - 1.0%
Acuity Brands, Inc.	11,646	1,400,315
AMETEK, Inc.	71,961	8,150,303
Eaton Corp. PLC	125,690	14,793,713
Emerson Electric Co.	187,029	14,840,751
Generac Holdings, Inc. (a)	1,695	417,682
GrafTech International Ltd.	21,159	205,242
Hubbell, Inc. Class B	16,952	2,637,731
nVent Electric PLC	48,564	1,086,862
Regal Beloit Corp.	12,701	1,593,721
Rockwell Automation, Inc.	18,707	4,649,251
Sensata Technologies, Inc. PLC (a)	48,410	2,638,345
		52,413,916
Industrial Conglomerates - 1.8%
3M Co.	60,079	10,553,477
Carlisle Companies, Inc.	16,477	2,388,012
General Electric Co.	2,732,129	29,179,138
Honeywell International, Inc.	220,778	43,133,398
Roper Technologies, Inc.	28,196	11,078,490
		96,332,515
Machinery - 3.3%
AGCO Corp.	19,380	2,149,242
Allison Transmission Holdings, Inc.	12,550	510,785
Caterpillar, Inc.	170,236	31,125,950
Colfax Corp. (a)	31,082	1,153,764
Crane Co. (b)	15,306	1,158,358
Cummins, Inc.	46,288	10,850,833
Deere & Co.	88,635	25,597,788
Donaldson Co., Inc.	35,741	2,124,445
Dover Corp.	45,107	5,254,514
Flowserve Corp.	40,828	1,451,844
Fortive Corp.	93,390	6,171,211
Gates Industrial Corp. PLC (a)	14,098	199,064
Graco, Inc.	25,926	1,787,338
IDEX Corp.	23,645	4,402,463
Illinois Tool Works, Inc.	55,120	10,704,855
Ingersoll Rand, Inc. (a)	108,750	4,550,100
ITT, Inc.	27,121	2,026,210
Lincoln Electric Holdings, Inc.	10,235	1,171,908
Middleby Corp. (a)	17,281	2,345,377
Nordson Corp.	3,281	587,266
Oshkosh Corp.	21,249	1,946,196
Otis Worldwide Corp.	128,140	8,284,251
PACCAR, Inc.	106,507	9,715,569
Parker Hannifin Corp.	40,196	10,636,264
Pentair PLC	51,792	2,820,592
Snap-On, Inc.	16,883	3,038,771
Stanley Black & Decker, Inc.	48,410	8,398,651
Timken Co.	19,865	1,502,986
Toro Co.	3,272	308,386
Trinity Industries, Inc. (b)	27,731	771,199
Westinghouse Air Brake Co.	56,798	4,214,980
Woodward, Inc.	17,454	1,953,975
Xylem, Inc.	56,141	5,422,659
		174,337,794
Marine - 0.0%
Kirby Corp. (a)	18,624	945,354
Professional Services - 0.3%
CoreLogic, Inc.	23,092	1,738,597
Dun & Bradstreet Holdings, Inc. (a)(b)	13,534	320,079
Equifax, Inc.	9,797	1,735,147
FTI Consulting, Inc. (a)	11,029	1,212,859
IHS Markit Ltd.	56,707	4,938,046
Manpower, Inc.	18,172	1,607,132
Nielsen Holdings PLC	111,806	2,496,628
Robert Half International, Inc.	35,037	2,364,998
TransUnion Holding Co., Inc.	5,297	461,051
		16,874,537
Road & Rail - 1.5%
AMERCO	2,807	1,298,069
CSX Corp.	239,714	20,556,674
J.B. Hunt Transport Services, Inc.	19,207	2,586,415
Kansas City Southern	29,312	5,940,663
Knight-Swift Transportation Holdings, Inc. Class A	39,216	1,568,640
Landstar System, Inc.	2,281	317,971
Lyft, Inc. (a)	77,485	3,444,983
Norfolk Southern Corp.	80,446	19,035,133
Old Dominion Freight Lines, Inc.	4,236	821,784
Ryder System, Inc.	16,491	1,032,172
Schneider National, Inc. Class B	18,530	389,130
Uber Technologies, Inc. (a)	100,077	5,096,922
Union Pacific Corp.	104,595	20,654,375
		82,742,931
Trading Companies & Distributors - 0.3%
Air Lease Corp. Class A	33,495	1,327,407
Fastenal Co.	33,978	1,549,057
MSC Industrial Direct Co., Inc. Class A (b)	13,960	1,082,877
United Rentals, Inc. (a)	22,596	5,491,054
Univar, Inc. (a)	52,454	975,120
W.W. Grainger, Inc.	3,715	1,353,709
Watsco, Inc.	10,222	2,437,845
		14,217,069
Transportation Infrastructure - 0.0%
Macquarie Infrastructure Co. LLC	22,880	635,835

TOTAL INDUSTRIALS		698,213,335

INFORMATION TECHNOLOGY - 9.7%
Communications Equipment - 1.5%
Arista Networks, Inc. (a)	3,271	1,006,029
Ciena Corp. (a)	47,967	2,560,958
Cisco Systems, Inc.	1,335,331	59,529,056
CommScope Holding Co., Inc. (a)	57,593	846,041
EchoStar Holding Corp. Class A (a)	14,895	311,901
F5 Networks, Inc. (a)	19,128	3,748,132
Juniper Networks, Inc.	103,198	2,520,095
Lumentum Holdings, Inc. (a)	20,962	1,966,236
Motorola Solutions, Inc.	47,952	8,034,358
Ubiquiti, Inc. (b)	497	153,071
ViaSat, Inc. (a)(b)	18,198	792,341
		81,468,218
Electronic Equipment & Components - 0.8%
Amphenol Corp. Class A	37,301	4,658,149
Arrow Electronics, Inc. (a)	23,496	2,293,914
Avnet, Inc.	30,840	1,088,960
Coherent, Inc. (a)	1,317	264,506
Corning, Inc.	235,406	8,444,013
Dolby Laboratories, Inc. Class A	17,439	1,535,155
FLIR Systems, Inc.	40,924	2,130,094
IPG Photonics Corp. (a)	10,404	2,324,566
Jabil, Inc.	37,374	1,546,162
Keysight Technologies, Inc. (a)	38,992	5,520,877
Littelfuse, Inc.	7,387	1,797,774
National Instruments Corp.	40,435	1,674,009
SYNNEX Corp.	13,077	1,067,345
Trimble, Inc. (a)	78,264	5,158,380
Vontier Corp. (a)	47,900	1,553,397
Zebra Technologies Corp. Class A (a)	1,416	549,167
		41,606,468
IT Services - 2.5%
Akamai Technologies, Inc. (a)	8,871	984,947
Alliance Data Systems Corp.	14,602	987,825
Amdocs Ltd.	41,152	2,906,154
Automatic Data Processing, Inc.	18,921	3,124,236
BigCommerce Holdings, Inc. (a)(b)	685	54,759
CACI International, Inc. Class A (a)	6,538	1,577,096
Cognizant Technology Solutions Corp. Class A	155,966	12,157,550
Concentrix Corp. (a)	13,032	1,393,381
DXC Technology Co.	79,554	2,243,423
Euronet Worldwide, Inc. (a)	15,769	1,970,494
Fidelity National Information Services, Inc.	194,126	23,966,796
Fiserv, Inc. (a)	127,219	13,064,119
Genpact Ltd.	36,005	1,378,271
Global Payments, Inc.	93,561	16,515,388
IBM Corp.	279,361	33,274,689
Jack Henry & Associates, Inc.	5,186	750,881
Leidos Holdings, Inc.	38,134	4,044,492
Paychex, Inc.	21,167	1,848,302
Sabre Corp.	99,171	1,069,063
Science Applications International Corp.	15,855	1,522,556
The Western Union Co.	103,728	2,310,023
Twilio, Inc. Class A (a)	7,385	2,654,391
VeriSign, Inc. (a)	12,903	2,504,085
WEX, Inc. (a)	12,628	2,381,641
		134,684,562
Semiconductors & Semiconductor Equipment - 3.6%
Advanced Micro Devices, Inc. (a)	26,351	2,256,700
Allegro MicroSystems LLC (a)(b)	5,417	151,243
Analog Devices, Inc.	101,624	14,972,264
Array Technologies, Inc.	15,915	648,695
Broadcom, Inc.	6,460	2,910,230
Cirrus Logic, Inc. (a)	18,120	1,697,663
Cree, Inc. (a)	34,641	3,501,512
Entegris, Inc.	2,678	263,488
First Solar, Inc. (a)	28,808	2,856,313
Intel Corp.	1,290,058	71,611,120
Marvell Technology Group Ltd.	209,162	10,763,477
Maxim Integrated Products, Inc.	55,683	4,883,956
Microchip Technology, Inc.	19,606	2,668,573
Micron Technology, Inc. (a)	349,597	27,362,957
MKS Instruments, Inc.	4,199	663,736
ON Semiconductor Corp. (a)	127,324	4,391,405
Qorvo, Inc. (a)	35,805	6,118,358
Skyworks Solutions, Inc.	52,356	8,861,253
Texas Instruments, Inc.	144,912	24,010,469
		190,593,412
Software - 0.7%
2U, Inc. (a)(b)	14,705	601,435
Aspen Technology, Inc. (a)	1,435	192,147
Autodesk, Inc. (a)	23,023	6,387,271
CDK Global, Inc.	33,362	1,664,764
Ceridian HCM Holding, Inc. (a)	10,754	999,154
Citrix Systems, Inc.	28,165	3,754,676
Crowdstrike Holdings, Inc. (a)	13,046	2,815,327
Datto Holding Corp.	3,680	87,805
Duck Creek Technologies, Inc. (a)(b)	1,172	56,654
FireEye, Inc. (a)	54,102	1,136,142
Guidewire Software, Inc. (a)	21,344	2,449,011
Jamf Holding Corp. (a)	4,867	179,738
JFrog Ltd. (b)	701	43,791
Manhattan Associates, Inc. (a)	2,138	242,086
McAfee Corp.	5,784	109,028
nCino, Inc. (a)	733	52,556
Nuance Communications, Inc. (a)	88,218	4,017,448
Oracle Corp.	71,126	4,298,144
Pegasystems, Inc.	1,240	158,038
RealPage, Inc. (a)	3,508	303,688
Salesforce.com, Inc. (a)	20,127	4,539,846
SolarWinds, Inc. (a)	14,321	240,736
SS&C Technologies Holdings, Inc.	55,778	3,507,321
Synopsys, Inc. (a)	3,403	869,296
Teradata Corp. (a)(b)	8,107	218,078
Unity Software, Inc. (b)	1,522	228,026
		39,152,206
Technology Hardware, Storage & Peripherals - 0.6%
Dell Technologies, Inc. (a)	76,267	5,559,102
Hewlett Packard Enterprise Co.	405,042	4,998,218
HP, Inc.	431,745	10,508,673
NCR Corp. (a)	39,883	1,330,497
NetApp, Inc.	31,835	2,115,117
Pure Storage, Inc. Class A (a)	32,180	744,323
Western Digital Corp.	95,596	5,394,482
Xerox Holdings Corp.	52,637	1,106,956
		31,757,368

TOTAL INFORMATION TECHNOLOGY		519,262,234

MATERIALS - 4.7%
Chemicals - 3.1%
Air Products & Chemicals, Inc.	60,599	16,165,389
Albemarle Corp. U.S. (b)	33,118	5,386,974
Ashland Global Holdings, Inc.	17,368	1,389,266
Axalta Coating Systems Ltd. (a)	66,062	1,783,013
Cabot Corp.	17,364	762,453
Celanese Corp. Class A	36,555	4,465,193
CF Industries Holdings, Inc.	66,996	2,772,294
Corteva, Inc.	235,524	9,387,987
Dow, Inc.	233,145	12,100,226
DuPont de Nemours, Inc.	230,996	18,352,632
Eastman Chemical Co.	42,559	4,185,678
Ecolab, Inc.	62,704	12,823,595
Element Solutions, Inc.	68,194	1,161,344
FMC Corp.	32,632	3,533,719
Huntsman Corp.	62,828	1,659,916
International Flavors & Fragrances, Inc. (b)	33,575	3,773,159
Linde PLC	165,157	40,529,528
LyondellBasell Industries NV Class A	80,509	6,904,452
NewMarket Corp.	374	146,679
Olin Corp.	44,568	1,065,621
PPG Industries, Inc.	74,072	9,978,239
RPM International, Inc. (b)	6,611	545,209
The Chemours Co. LLC	51,368	1,353,033
The Mosaic Co.	108,375	2,813,415
The Scotts Miracle-Gro Co. Class A	810	179,342
Valvoline, Inc.	58,233	1,382,451
W.R. Grace & Co.	11,280	654,466
Westlake Chemical Corp.	10,612	811,394
		166,066,667
Construction Materials - 0.3%
Eagle Materials, Inc.	12,956	1,425,549
Martin Marietta Materials, Inc.	19,504	5,605,645
Vulcan Materials Co.	41,482	6,186,625
		13,217,819
Containers & Packaging - 0.6%
Amcor PLC	420,477	4,600,018
Aptargroup, Inc.	20,157	2,680,276
Ardagh Group SA	5,759	97,903
Avery Dennison Corp.	15,358	2,317,061
Ball Corp.	6,381	561,656
Berry Global Group, Inc. (a)	27,495	1,357,428
Crown Holdings, Inc. (a)	36,486	3,289,213
Graphic Packaging Holding Co.	66,183	1,036,426
International Paper Co.	123,431	6,209,814
Packaging Corp. of America	29,398	3,952,855
Sealed Air Corp.	48,762	2,061,170
Silgan Holdings, Inc.	24,696	899,675
Sonoco Products Co.	31,433	1,820,285
WestRock Co.	80,511	3,335,571
		34,219,351
Metals & Mining - 0.7%
Freeport-McMoRan, Inc.	455,184	12,249,001
Newmont Corp.	252,309	15,037,616
Nucor Corp.	94,576	4,608,688
Reliance Steel & Aluminum Co.	19,897	2,309,644
Royal Gold, Inc.	5,870	627,386
Southern Copper Corp. (b)	25,884	1,718,956
Steel Dynamics, Inc.	62,892	2,155,309
		38,706,600

TOTAL MATERIALS		252,210,437

REAL ESTATE - 4.4%
Equity Real Estate Investment Trusts (REITs) - 4.2%
Alexandria Real Estate Equities, Inc.	42,032	7,023,968
American Campus Communities, Inc.	43,006	1,770,127
American Homes 4 Rent Class A	85,590	2,587,386
Americold Realty Trust	57,558	2,009,350
Apartment Income (REIT) Corp.	46,441	1,800,518
Apartment Investment & Management Co. Class A	45,511	208,895
Apple Hospitality (REIT), Inc.	65,358	815,668
AvalonBay Communities, Inc.	44,179	7,230,777
Boston Properties, Inc.	48,821	4,455,893
Brandywine Realty Trust (SBI)	52,739	580,129
Brixmor Property Group, Inc.	92,932	1,573,339
Brookfield Property REIT, Inc. Class A	991	17,194
Camden Property Trust (SBI)	29,599	3,023,538
CoreSite Realty Corp.	4,137	556,178
Corporate Office Properties Trust (SBI)	35,245	925,886
Cousins Properties, Inc.	46,453	1,465,128
Crown Castle International Corp.	8,755	1,394,321
CubeSmart	60,608	2,111,583
CyrusOne, Inc.	37,715	2,751,309
Digital Realty Trust, Inc.	87,692	12,623,263
Douglas Emmett, Inc.	52,207	1,446,656
Duke Realty Corp.	115,626	4,574,165
Empire State Realty Trust, Inc.	45,362	447,269
EPR Properties	23,318	924,326
Equity Commonwealth	36,625	1,044,179
Equity Lifestyle Properties, Inc.	32,193	1,958,622
Equity Residential (SBI)	115,393	7,112,825
Essex Property Trust, Inc.	20,469	4,904,577
Extra Space Storage, Inc.	11,737	1,335,553
Federal Realty Investment Trust (SBI)	23,608	2,067,116
First Industrial Realty Trust, Inc.	40,171	1,632,549
Gaming & Leisure Properties	68,175	2,804,038
Healthcare Trust of America, Inc.	68,234	1,927,611
Healthpeak Properties, Inc.	169,255	5,018,411
Highwoods Properties, Inc. (SBI)	32,161	1,205,716
Host Hotels & Resorts, Inc.	219,368	2,972,436
Hudson Pacific Properties, Inc.	47,098	1,103,977
Invitation Homes, Inc.	176,089	5,191,104
Iron Mountain, Inc.	37,065	1,247,979
JBG SMITH Properties	38,072	1,136,830
Kilroy Realty Corp.	36,045	2,041,228
Kimco Realty Corp.	129,586	2,139,465
Lamar Advertising Co. Class A	26,963	2,178,071
Life Storage, Inc.	22,733	1,854,558
Medical Properties Trust, Inc.	176,795	3,732,142
Mid-America Apartment Communities, Inc.	35,749	4,745,680
National Retail Properties, Inc.	54,289	2,117,271
Omega Healthcare Investors, Inc.	70,596	2,556,987
Outfront Media, Inc.	45,368	827,059
Paramount Group, Inc.	59,667	530,440
Park Hotels & Resorts, Inc.	73,965	1,233,736
Prologis (REIT), Inc.	231,393	23,879,758
Public Storage	16,432	3,740,252
Rayonier, Inc.	41,219	1,267,484
Realty Income Corp.	110,355	6,517,566
Regency Centers Corp.	52,868	2,494,312
Rexford Industrial Realty, Inc.	38,779	1,897,844
SBA Communications Corp. Class A	30,031	8,068,429
Simon Property Group, Inc.	21,624	2,009,518
SL Green Realty Corp.	22,895	1,544,955
Spirit Realty Capital, Inc.	34,207	1,319,022
Store Capital Corp.	75,732	2,349,207
Sun Communities, Inc.	33,202	4,752,202
UDR, Inc.	91,923	3,534,439
Ventas, Inc.	117,159	5,397,515
VEREIT, Inc.	68,628	2,417,764
VICI Properties, Inc.	167,783	4,241,554
Vornado Realty Trust	55,048	2,188,708
Weingarten Realty Investors (SBI)	38,244	860,872
Welltower, Inc.	131,279	7,955,507
Weyerhaeuser Co.	234,499	7,314,024
WP Carey, Inc.	54,631	3,627,498
		226,315,456
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (a)	104,712	6,385,338
Howard Hughes Corp. (a)	12,284	1,058,512
Jones Lang LaSalle, Inc. (a)	16,156	2,362,169
		9,806,019

TOTAL REAL ESTATE		236,121,475

UTILITIES - 5.4%
Electric Utilities - 3.4%
Alliant Energy Corp.	78,402	3,814,257
American Electric Power Co., Inc.	156,034	12,624,711
Avangrid, Inc.	17,846	825,734
Duke Energy Corp.	230,939	21,708,266
Edison International	112,289	6,530,728
Entergy Corp.	63,060	6,011,510
Evergy, Inc.	71,043	3,817,140
Eversource Energy	107,804	9,432,850
Exelon Corp.	305,882	12,712,456
FirstEnergy Corp.	170,157	5,234,029
Hawaiian Electric Industries, Inc.	33,463	1,106,287
IDACORP, Inc.	15,802	1,395,317
NextEra Energy, Inc.	615,523	49,777,345
NRG Energy, Inc.	49,855	2,064,496
OGE Energy Corp.	62,697	1,913,512
PG&E Corp. (a)	415,568	4,749,942
Pinnacle West Capital Corp.	35,313	2,657,303
PPL Corp.	241,926	6,694,092
Southern Co.	331,996	19,561,204
Xcel Energy, Inc.	165,039	10,560,846
		183,192,025
Gas Utilities - 0.1%
Atmos Energy Corp.	39,158	3,485,062
National Fuel Gas Co. (b)	27,176	1,094,106
UGI Corp.	65,277	2,349,319
		6,928,487
Independent Power and Renewable Electricity Producers - 0.2%
The AES Corp.	207,476	5,060,340
Vistra Corp.	153,103	3,057,467
		8,117,807
Multi-Utilities - 1.5%
Ameren Corp.	77,295	5,620,892
CenterPoint Energy, Inc.	158,070	3,333,696
CMS Energy Corp.	89,663	5,100,031
Consolidated Edison, Inc.	105,199	7,445,985
Dominion Energy, Inc.	256,250	18,678,063
DTE Energy Co.	60,308	7,159,766
MDU Resources Group, Inc.	62,545	1,644,308
NiSource, Inc.	120,122	2,660,702
Public Service Enterprise Group, Inc.	158,641	8,952,112
Sempra Energy	91,035	11,266,492
WEC Energy Group, Inc.	99,176	8,816,746
		80,678,793
Water Utilities - 0.2%
American Water Works Co., Inc.	56,895	9,047,443
Essential Utilities, Inc.	70,194	3,249,982
		12,297,425

TOTAL UTILITIES		291,214,537

TOTAL COMMON STOCKS
(Cost $4,248,648,037)		5,330,544,948
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.09% 5/6/21 (c)
(Cost $999,775)	1,000,000	999,837
	Shares	Value

Money Market Funds - 1.2%
Fidelity Cash Central Fund 0.09% (d)	5,507,921	$5,509,023
Fidelity Securities Lending Cash Central Fund 0.09% (d)(e)	56,531,172	56,536,826
TOTAL MONEY MARKET FUNDS
(Cost $62,045,472)		62,045,849
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $4,311,693,284)		5,393,590,634
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(49,319,677)
NET ASSETS - 100%		$5,344,270,957

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	45	March 2021	$8,336,700	$30,091	$30,091
CME E-mini S&P MidCap 400 Index Contracts (United States)	39	March 2021	9,109,230	172,003	172,003
TOTAL FUTURES CONTRACTS					$202,094

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $821,866.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$22,079
Fidelity Securities Lending Cash Central Fund	258,956
Total	$281,035

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$506,967,879	$506,967,879	$--	$--
Consumer Discretionary	409,563,751	409,563,751	--	--
Consumer Staples	396,729,702	396,729,702	--	--
Energy	243,925,482	243,925,482	--	--
Financials	1,040,453,230	1,040,453,230	--	--
Health Care	735,882,886	735,882,886	--	--
Industrials	698,213,335	698,213,335	--	--
Information Technology	519,262,234	519,262,234	--	--
Materials	252,210,437	252,210,437	--	--
Real Estate	236,121,475	236,121,475	--	--
Utilities	291,214,537	291,214,537	--	--
U.S. Government and Government Agency Obligations	999,837	--	999,837	--
Money Market Funds	62,045,849	62,045,849	--	--
Total Investments in Securities:	$5,393,590,634	$5,392,590,797	$999,837	$--
Derivative Instruments:
Assets
Futures Contracts	$202,094	$202,094	$--	$--
Total Assets	$202,094	$202,094	$--	$--
Total Derivative Instruments:	$202,094	$202,094	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$202,094	$0
Total Equity Risk	202,094	0
Total Value of Derivatives	$202,094	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2021
Assets
Investment in securities, at value (including securities loaned of $54,191,568) — See accompanying schedule: Unaffiliated issuers (cost $4,249,647,812)	$5,331,544,785
Fidelity Central Funds (cost $62,045,472)	62,045,849
Total Investment in Securities (cost $4,311,693,284)		$5,393,590,634
Cash		45,723
Receivable for fund shares sold		42,475,951
Dividends receivable		7,107,177
Distributions receivable from Fidelity Central Funds		36,860
Total assets		5,443,256,345
Liabilities
Payable for investments purchased	$35,012,504
Payable for fund shares redeemed	7,164,848
Payable for daily variation margin on futures contracts	254,296
Other payables and accrued expenses	27,720
Collateral on securities loaned	56,526,020
Total liabilities		98,985,388
Net Assets		$5,344,270,957
Net Assets consist of:
Paid in capital		$4,440,725,930
Total accumulated earnings (loss)		903,545,027
Net Assets		$5,344,270,957
Net Asset Value, offering price and redemption price per share ($5,344,270,957 ÷ 408,188,054 shares)		$13.09

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2021
Investment Income
Dividends		$106,218,878
Interest		2,067
Income from Fidelity Central Funds (including $258,956 from security lending)		281,035
Total income		106,501,980
Expenses
Custodian fees and expenses	$80,125
Independent trustees' fees and expenses	13,240
Interest	2,012
Miscellaneous	9,347
Total expenses		104,724
Net investment income (loss)		106,397,256
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(156,396,389)
Fidelity Central Funds	(979)
Futures contracts	2,729,442
Total net realized gain (loss)		(153,667,926)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	354,455,947
Futures contracts	229,734
Total change in net unrealized appreciation (depreciation)		354,685,681
Net gain (loss)		201,017,755
Net increase (decrease) in net assets resulting from operations		$307,415,011

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2021	Year ended January 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$106,397,256	$104,289,293
Net realized gain (loss)	(153,667,926)	151,953,585
Change in net unrealized appreciation (depreciation)	354,685,681	299,967,229
Net increase (decrease) in net assets resulting from operations	307,415,011	556,210,107
Distributions to shareholders	(128,478,104)	(269,740,584)
Share transactions
Proceeds from sales of shares	1,540,722,235	1,001,204,814
Reinvestment of distributions	128,478,104	269,740,584
Cost of shares redeemed	(540,744,199)	(1,218,955,432)
Net increase (decrease) in net assets resulting from share transactions	1,128,456,140	51,989,966
Total increase (decrease) in net assets	1,307,393,047	338,459,489
Net Assets
Beginning of period	4,036,877,910	3,698,418,421
End of period	$5,344,270,957	$4,036,877,910
Other Information
Shares
Sold	131,746,213	78,365,369
Issued in reinvestment of distributions	10,082,192	20,911,262
Redeemed	(46,286,207)	(94,239,603)
Net increase (decrease)	95,542,198	5,037,028

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Large Cap Value Index Fund

Years ended January 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.91	$12.02	$13.22	$11.75	$9.68
Income from Investment Operations
Net investment income (loss)A	.29	.33	.32	.30	.26
Net realized and unrealized gain (loss)	.23	1.46	(.96)	1.69	2.10
Total from investment operations	.52	1.79	(.64)	1.99	2.36
Distributions from net investment income	(.29)	(.34)	(.33)	(.30)	(.19)
Distributions from net realized gain	(.05)	(.57)	(.22)	(.22)	(.10)
Total distributions	(.34)	(.90)B	(.56)B	(.52)	(.29)
Net asset value, end of period	$13.09	$12.91	$12.02	$13.22	$11.75
Total ReturnC,D	4.14%	14.94%	(4.73)%	17.16%	24.44%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	- %G	- %G	.03%	.10%
Expenses net of fee waivers, if any	- %G	- %G	- %G	.03%	.10%
Expenses net of all reductions	- %G	- %G	- %G	.03%	.10%
Net investment income (loss)	2.49%	2.58%	2.52%	2.39%	2.41%
Supplemental Data
Net assets, end of period (000 omitted)	$5,344,271	$4,036,878	$3,698,418	$4,024,272	$1,529,003
Portfolio turnover rateH	21%	31%	19%	17%	16%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2021

1. Organization.

Fidelity Series Large Cap Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to certain deemed distributions, futures contracts, partnerships, capital loss carryforwards, passive foreign investment companies(PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,321,482,927
Gross unrealized depreciation	(400,289,945)
Net unrealized appreciation (depreciation)	$921,192,982
Tax Cost	$4,472,397,652

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,501,611
Capital loss carryforward	$(22,149,566)
Net unrealized appreciation (depreciation) on securities and other investments	$921,192,982

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(7,721,908)
Long-term	(14,427,658)
Total capital loss carryforward	$(22,149,566)

The tax character of distributions paid was as follows:

	January 31, 2021	January 31, 2020
Ordinary Income	$114,757,040	$ 123,474,248
Long-term Capital Gains	13,721,064	146,266,336
Total	$128,478,104	$ 269,740,584

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Large Cap Value Index Fund	2,039,490,144	896,147,442

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Large Cap Value Index Fund	Borrower	$11,891,900.61%		$2,012

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment advisor.

Amount
Fidelity Series Large Cap Value Index Fund	$9,347

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Large Cap Value Index Fund	$26,042	$78	$–

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Large Cap Value Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Large Cap Value Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 16, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2020 to January 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2020	Ending Account Value January 31, 2021	Expenses Paid During Period-B August 1, 2020 to January 31, 2021
Fidelity Series Large Cap Value Index Fund	- %-C
Actual		$1,000.00	$1,170.00	$--D
Hypothetical-E		$1,000.00	$1,025.14	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund designates 73%, and 86% of the dividends distributed in March and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 84%, and 91% of the dividends distributed in March and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% and 9% of the dividends distributed in March and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Large Cap Value Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's and Geode's investments in business continuity planning, and their success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.014% through May 31, 2023.

At its September 2020 meeting, the Board also approved an amendment to the fund's sub-advisory agreement with Geode (effective October 1, 2020) that lowered the sub-advisory fee rate that FMR pays to Geode.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

XS6-ANN-0321
1.967963.107

Fidelity® SAI Tax-Free Bond Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

January 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2021	Past 1 year	Life of fundA
Fidelity® SAI Tax-Free Bond Fund	2.83%	6.44%

 A From October 2, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Tax-Free Bond Fund on October 2, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$11,569	Fidelity® SAI Tax-Free Bond Fund
$11,577	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a gain for the 12 months ending January 31, 2021, overcoming market volatility related to economic and credit fears caused by the coronavirus pandemic. The Bloomberg Barclays Municipal Bond Index rose 4.01% for the year. Munis began the period on an upswing, driven by robust demand. By the second week of March, however, the outbreak and spread of COVID-19 raised the prospect of a broad economic slowdown that would present financial challenges for muni issuers across sectors. For example, revenue bonds used to finance airport projects were hampered by a sharp reduction in air travel. Also, bonds issued by hospitals received scrutiny due to uncertain reimbursement for coronavirus-related treatment and the halt of elective procedures. State and local government tax revenue was impacted by the delay in the income-tax filing date to July 15 and the collapse in revenue from sales taxes, activity taxes and fees. Muni yields rose substantially amid this uncertainty. The U.S. Federal Reserve responded to the risk of rapid economic contraction and dysfunction in the credit markets by lowering the fed funds rate, purchasing taxable bonds and launching lending facilities, while Congress passed historic fiscal stimulus. This led to increased market liquidity and a return of new issuance in the primary market. Demand for municipal bonds, coupled with better-than-expected economic data, pressured muni yields and credit spreads through January 31.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For the fiscal year ending January 31, 2021, the fund returned 2.83%, lagging, net of fees, the 4.35% advance of the Bloomberg Barclays 3+ Year Non-AMT Municipal Bond Index. We focused on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Our sales of below-investment-grade bonds backed by the Buckeye Tobacco Settlement Financing Authority at a loss detracted from the fund's relative result. Although we continued to hold higher-quality securities from the same issuer, we didn’t anticipate that the lower-quality securities would rally as sharply as they did in the second half of the period. Differences in the way fund holdings and index components were priced also materially hampered fund performance versus the index. In contrast, fund holdings cumulatively produced more income than components of the index, which added relative value. Purchasing bonds issued by the Metropolitan Pier and Exposition Authority in the summer also contributed versus the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2020, Michael Maka assumed co-management responsibilities for the fund. He succeeded Kevin Ramundo, who retired from Fidelity on June 30, 2020, after more than 20 years with the firm.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Five States as of January 31, 2021

% of fund's net assets
Illinois	13.1
New York	7.5
Other	7.2
Texas	6.9
Pennsylvania	6.4

Top Five Sectors as of January 31, 2021

% of fund's net assets
General Obligations	24.9
Health Care	19.7
Transportation	15.5
Education	12.3
Special Tax	6.6

Quality Diversification (% of fund's net assets)

As of January 31, 2021
AAA	6.8%
AA,A	66.3%
BBB	17.1%
BB and Below	2.2%
Not Rated	1.0%
Short-Term Investments and Net Other Assets	6.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments January 31, 2021

Showing Percentage of Net Assets

Municipal Bonds - 93.4%
	Principal Amount	Value
Alabama - 1.3%
Homewood Edl. Bldg. Auth. Rev. Series 2019 A:
4% 12/1/36	$1,025,000	$1,203,647
4% 12/1/38	1,705,000	1,990,963
4% 12/1/41	1,345,000	1,557,779
4% 12/1/44	1,200,000	1,378,152
4% 12/1/49	1,450,000	1,651,710
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (a)	8,505,000	9,856,274
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds (Alabama Pwr. Co. Barry Plant Proj.) Series 2008, 2.9%, tender 12/12/23 (a)	4,000,000	4,302,263
Montgomery Med. Clinic Facilities Series 2015, 5% 3/1/25	1,400,000	1,599,990

TOTAL ALABAMA		23,540,778

Arizona - 0.8%
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.) Series 2005, 2.4%, tender 8/14/23 (a)	265,000	278,549
Maricopa County Indl. Dev. Auth.:
(Creighton Univ. Proj.) Series 2020, 5% 7/1/47	600,000	740,436
Bonds Series 2019 B, 5%, tender 9/1/24 (a)	650,000	763,542
Maricopa County Indl. Dev. Auth. Sr. Living Facilities:
(Christian Care Mesa II, Inc.) Series 2014 A, 4.5% 1/1/39	450,000	475,286
Series 2016:
5.75% 1/1/36 (b)	400,000	413,936
6% 1/1/48 (b)	875,000	898,118
Maricopa County Spl. Health Care District Gen. Oblig. Series 2018 C, 5% 7/1/36	2,300,000	2,864,259
Phoenix Civic Impt. Board Arpt. Rev. Series 2019 A, 5% 7/1/44	1,700,000	2,132,361
Phoenix Civic Impt. Corp. Series 2019 A:
5% 7/1/32	865,000	1,061,087
5% 7/1/39	500,000	600,520
5% 7/1/45	2,565,000	3,033,369
Western Maricopa Ed. Ctr. District Series 2019 B, 5% 7/1/24	1,380,000	1,603,463

TOTAL ARIZONA		14,864,926

California - 2.9%
California Edl. Facilities Auth. Rev. Series 2018 A, 5% 10/1/42	1,340,000	1,661,131
California Gen. Oblig.:
Series 2017, 5% 11/1/29	2,375,000	3,078,071
Series 2020, 4% 11/1/45	4,200,000	4,816,266
California Muni. Fin. Auth. Rev. Series 2017 A:
5% 7/1/42	1,000,000	1,173,330
5.25% 11/1/36	515,000	605,815
California Muni. Fin. Auth. Student Hsg. (CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/34	2,635,000	3,200,155
5% 5/15/39	1,175,000	1,406,416
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A, 5% 7/1/27 (b)	100,000	84,000
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (b)	100,000	84,000
California Statewide Cmntys. Dev. Auth. Rev. Series 2015, 5% 2/1/45	800,000	806,976
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2017 A1, 5% 6/1/28	1,000,000	1,254,160
Los Angeles Dept. Arpt. Rev. Series B, 5% 5/15/45 (c)	9,000,000	11,971,440
Middle Fork Proj. Fin. Auth. Series 2020:
5% 4/1/24	2,745,000	3,085,490
5% 4/1/25	2,885,000	3,343,023
5% 4/1/26	2,030,000	2,422,480
San Diego Assoc. of Governments (Mid-Coast Corridor Transit Proj.) Series 2019 A:
5% 11/15/25	2,000,000	2,357,980
5% 11/15/26	2,000,000	2,439,100
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2019 A, 5% 7/1/49	2,850,000	3,565,151
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series 2019 B, 5% 5/1/49	465,000	586,574
Tobacco Securitization Auth. Southern California Tobacco Settlement Series 2019 A1, 5% 6/1/21	1,000,000	1,016,325
Washington Township Health Care District Rev.:
Series 2017 A, 5% 7/1/35	800,000	948,736
Series 2017 B:
5% 7/1/29	485,000	592,719
5% 7/1/30	970,000	1,181,421

TOTAL CALIFORNIA		51,680,759

Colorado - 1.9%
Colorado Health Facilities Auth.:
Bonds:
Series 2018 B, 5%, tender 11/20/25 (a)	1,000,000	1,220,690
Series 2019 B, 5%, tender 8/1/26 (a)	755,000	911,376
Series 2018 A, 4% 11/15/48	960,000	1,092,739
Series 2019 A:
4% 11/1/39	905,000	1,063,791
5% 11/1/22	1,800,000	1,944,018
5% 11/1/26	1,495,000	1,868,630
5% 11/15/39	1,250,000	1,605,075
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	425,000	481,070
Series 2019 H, 4.25% 11/1/49	235,000	266,474
Colorado State Bldg. Excellent Schools Today Ctfs. of Prtn. Series 2018 N:
5% 3/15/37	2,000,000	2,513,460
5% 3/15/38	2,000,000	2,507,840
Colorado Univ. Co. Hosp. Auth. Rev. Series 2012 A, 5% 11/15/42	6,480,000	6,908,717
Denver City & County Board Wtr. Rev. Series 2020 B, 5% 9/15/27	2,290,000	2,970,199
Univ. of Colorado Enterprise Sys. Rev. Bonds Series 2019 C, 2%, tender 10/15/24 (a)	6,725,000	7,126,550
Vauxmont Metropolitan District:
Series 2019, 5% 12/15/26 (FSA Insured)	135,000	159,820
Series 2020:
5% 12/1/22 (FSA Insured)	165,000	177,598
5% 12/1/50 (FSA Insured)	1,500,000	1,847,220

TOTAL COLORADO		34,665,267

Connecticut - 4.3%
Bridgeport Gen. Oblig. Series 2019 A:
5% 2/1/23 (Build America Mutual Assurance Insured)	630,000	685,346
5% 2/1/25 (Build America Mutual Assurance Insured)	670,000	784,114
Connecticut Gen. Oblig.:
Series 2011 D, 5% 11/1/22	155,000	160,600
Series 2014 H, 5% 11/15/21	1,550,000	1,609,287
Series 2015 B, 5% 6/15/32	265,000	313,832
Series 2016 B:
5% 5/15/25	1,000,000	1,196,080
5% 5/15/26	545,000	674,743
Series 2017 A, 5% 4/15/33	245,000	302,852
Series 2018 A, 5% 4/15/38	1,000,000	1,251,050
Series 2018 F, 5% 9/15/22	235,000	253,429
Series 2019 A, 5% 4/15/26	655,000	808,866
Series 2019 B, 5% 2/15/23	7,000,000	7,673,330
Series 2020 A:
4% 1/15/34	2,250,000	2,767,095
5% 1/15/40	2,000,000	2,579,300
Series A, 5% 3/1/27	1,000,000	1,139,640
Series C, 5% 6/1/23	2,000,000	2,126,240
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1, 5% 7/1/42	3,335,000	3,946,005
(Stamford Hosp. Proj.) Series I, 5% 7/1/30	7,140,000	7,247,029
Bonds:
Series 2010 A4, 2%, tender 2/8/22 (a)	805,000	820,372
Series 2014 A, 1.1%, tender 2/7/23 (a)	6,000,000	6,098,520
Series 2020 B:
5%, tender 1/1/25 (a)	2,405,000	2,821,955
5%, tender 1/1/27 (a)	1,780,000	2,226,727
Series U1, 2%, tender 2/8/22 (a)	105,000	107,005
Series 2019 A:
4% 7/1/21 (b)	100,000	100,450
5% 7/1/27 (b)	555,000	613,558
5% 7/1/34 (b)	685,000	748,335
Series 2019 Q-1:
5% 11/1/24	460,000	536,636
5% 11/1/26	500,000	620,480
Series 2020 K:
4% 7/1/45	2,865,000	3,282,345
5% 7/1/40	1,050,000	1,329,090
Series A, 5% 7/1/26	1,000,000	1,153,460
Series K1, 5% 7/1/33	815,000	977,861
Series K3, 5% 7/1/43	350,000	408,296
Series R:
4% 7/1/36	1,000,000	1,152,190
5% 6/1/32	550,000	724,510
5% 6/1/33	375,000	491,419
5% 6/1/34	575,000	750,916
5% 6/1/35	870,000	1,133,071
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2012 A, 5% 1/1/24	410,000	446,941
Series A, 5% 9/1/33	5,000,000	5,733,950
Stratford Gen. Oblig. Series 2019:
5% 1/1/22	1,400,000	1,459,871
5% 1/1/24	1,520,000	1,720,032
5% 1/1/28	3,890,000	4,833,325
Univ. of Connecticut Gen. Oblig.:
Series 2016 A, 5% 3/15/22	450,000	474,035
Series 2019 A, 5% 11/1/25	495,000	601,009

TOTAL CONNECTICUT		76,885,197

Delaware - 0.2%
Delaware Gen. Oblig. Series 2020 A, 5% 1/1/30	2,240,000	3,083,293
District Of Columbia - 1.9%
District of Columbia Gen. Oblig. Series 2017 D, 5% 6/1/42	500,000	624,325
District of Columbia Rev. Series 2018:
5% 10/1/23	350,000	385,700
5% 10/1/25	495,000	579,714
5% 10/1/26	830,000	996,988
5% 10/1/27	905,000	1,110,526
5% 10/1/43	3,080,000	3,665,939
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Bonds Series 2019 C, 1.75%, tender 10/1/24 (a)	3,225,000	3,376,414
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev.:
(Dulles Metrorail And Cap. Impt. Proj.) Series 2019 B, 5% 10/1/47	7,500,000	9,182,700
(Dulles Metrorail and Cap. Impt. Projs.) Series 2019 A:
5% 10/1/38	1,500,000	1,856,775
5% 10/1/44	8,000,000	9,761,920
Metropolitan Washington DC Arpts. Auth. Sys. Rev. Series 2019 B, 5% 10/1/25	1,605,000	1,961,262

TOTAL DISTRICT OF COLUMBIA		33,502,263

Florida - 4.6%
Atlantic Beach Health Care Facilities Series A, 5% 11/15/43	845,000	953,152
Broward County School Board Ctfs. of Prtn. Series 2016, 5% 7/1/26	1,470,000	1,813,686
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A, 5% 10/1/30	750,000	899,370
Central Florida Expressway Auth. Sr. Lien Rev. Orlando & Orange County Expressway Auth. Rev. Series 2017, 5% 7/1/39	2,000,000	2,453,660
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 4% 8/15/45	820,000	947,961
Florida Higher Edl. Facilities Fing. Auth.:
(St. Leo Univ. Proj.) Series 2019:
5% 3/1/21	365,000	365,856
5% 3/1/22	350,000	360,973
5% 3/1/23	400,000	421,564
5% 3/1/24	250,000	269,235
5% 3/1/25	670,000	736,035
Series 2019:
5% 10/1/22	225,000	238,694
5% 10/1/23	250,000	273,723
Florida Hsg. Fin. Corp. Rev. Series 2019 1, 4% 7/1/50	9,590,000	10,786,832
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/29	2,475,000	2,885,776
5% 10/1/35	1,000,000	1,147,450
Hillsborough County Aviation Auth. Rev. Series 2018 F:
5% 10/1/37	1,510,000	1,897,073
5% 10/1/43	2,000,000	2,477,200
Hillsborough County School Board Ctfs. of Prtn. Series 2020 A, 5% 7/1/27	5,000,000	6,379,050
Lee County School Board Ctfs. Series 2019 A:
5% 8/1/27	4,005,000	5,094,680
5% 8/1/28	2,020,000	2,621,920
Lee Memorial Health Sys. Hosp. Rev. Series 2019 A1:
5% 4/1/26	1,000,000	1,221,430
5% 4/1/44	3,235,000	3,993,510
Manatee County School District Series 2017, 5% 10/1/28 (FSA Insured)	2,500,000	3,118,250
Miami-Dade County Aviation Rev. Series 2020 A, 4% 10/1/37	2,000,000	2,421,580
Miami-Dade County School Board Ctfs. of Prtn. Series 2015 B, 5% 5/1/28	1,715,000	2,023,700
Miami-Dade County School District Series 2015, 5% 3/15/26	1,545,000	1,833,822
Miami-Dade County Wtr. & Swr. Rev. Series 2019 B, 4% 10/1/49	4,000,000	4,745,080
Orange County School Board Ctfs. of Prtn. Series 2015 D, 5% 8/1/30	875,000	1,043,464
Pasco County School Board Ctfs. of Prtn. Series 2018 A, 5% 8/1/35 (Build America Mutual Assurance Insured)	2,000,000	2,502,640
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017, 5% 8/15/28	1,550,000	1,976,483
St. Johns County School Board (School Board of St. Johns County, Florida Master Lease Prog.) Series 2019 A:
5% 7/1/24	800,000	926,872
5% 7/1/25	1,455,000	1,751,311
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/55	1,020,000	1,134,148
Series 2015 A, 5% 12/1/40	1,680,000	1,871,940
Tampa Hosp. Rev. (H. Lee Moffitt Cancer Ctr. Proj.):
Series 2016 B, 5% 7/1/37	960,000	1,126,214
Series 2020 B:
4% 7/1/45	3,000,000	3,489,480
5% 7/1/40	700,000	890,897
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 A:
0% 9/1/38	1,000,000	599,600
0% 9/1/39	850,000	486,600
0% 9/1/40	1,000,000	545,830
0% 9/1/41	1,000,000	520,410
0% 9/1/42	1,000,000	495,820
0% 9/1/45	1,850,000	800,384
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	245,000	302,773
5% 10/15/49	455,000	558,572

TOTAL FLORIDA		83,404,700

Georgia - 2.9%
Brookhaven Dev. Auth. Rev. Series 2019 A, 5% 7/1/36	1,000,000	1,305,850
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994:
2.15%, tender 6/13/24 (a)	6,360,000	6,687,095
2.25%, tender 5/25/23 (a)	1,840,000	1,912,901
Series 2013 1st, 2.925%, tender 3/12/24 (a)	2,320,000	2,486,390
Coweta County Dev. Auth. Rev. (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5% 7/1/44	5,000,000	6,325,250
Fayette County Hosp. Auth. Rev. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/24 (a)	800,000	906,024
Fulton County Dev. Auth. Rev.:
Series 2019 C, 5% 7/1/28	1,350,000	1,777,208
Series 2019, 4% 6/15/49	190,000	217,962
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2019 A:
4% 1/1/49	1,855,000	2,125,774
5% 1/1/26	1,225,000	1,486,146
5% 1/1/30	410,000	528,117
5% 1/1/39	1,215,000	1,518,009
5% 1/1/44	1,590,000	1,962,712
Series C, 5% 1/1/22	100,000	104,295
Series HH, 5% 1/1/22	1,825,000	1,903,390
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/36	1,480,000	1,717,851
4% 7/1/43	1,545,000	1,759,755
Main Street Natural Gas, Inc. Bonds:
Series 2018 A, 4%, tender 9/1/23 (a)	770,000	839,839
Series 2019 B, 4%, tender 12/2/24 (a)	2,640,000	2,988,955
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	1,110,000	1,146,563
Private Colleges & Univs. Auth. Rev.:
(The Savannah College of Art and Design Projs.) Series 2014, 5% 4/1/44	2,000,000	2,190,940
Series 2020 B:
4% 9/1/38	3,000,000	3,698,160
5% 9/1/25	1,355,000	1,649,902
5% 9/1/31	1,385,000	1,905,982
Series A:
4% 6/1/21	635,000	641,922
5% 6/1/22	420,000	443,814
5% 6/1/23	420,000	456,002
5% 6/1/24	695,000	779,213

TOTAL GEORGIA		51,466,021

Hawaii - 0.9%
Hawaii Gen. Oblig.:
Series 2020 C, 4% 7/1/40	930,000	1,134,991
Series FG, 5% 10/1/27	1,000,000	1,252,680
Honolulu City & County Gen. Oblig.:
(Honolulu Rail Transit Proj.) Series 2020 B, 5% 3/1/29	7,055,000	9,458,215
Series 2018 A, 5% 9/1/41	2,000,000	2,543,860
Series 2019 A, 5% 9/1/24	765,000	894,729
Honolulu City and County Wastewtr. Sys. Series 2015 A, 5% 7/1/40 (Pre-Refunded to 7/1/25 @ 100)	885,000	1,066,814

TOTAL HAWAII		16,351,289

Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	120,000	135,082
Illinois - 13.1%
Champaign County Cmnty. Unit:
Series 2019:
4% 6/1/26	100,000	118,018
4% 6/1/27	830,000	1,000,482
4% 6/1/28	625,000	760,319
4% 6/1/29	1,550,000	1,913,615
4% 6/1/30	1,000,000	1,226,120
4% 6/1/31	1,250,000	1,525,763
4% 6/1/34	1,000,000	1,206,580
4% 6/1/35	1,290,000	1,551,419
4% 6/1/36	1,575,000	1,887,953
Series 2020 A:
5% 1/1/29	675,000	870,264
5% 1/1/30	625,000	802,344
5% 1/1/31	850,000	1,087,584
5% 1/1/33	1,650,000	2,093,636
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	60,000	59,589
Series 1999, 0% 12/1/22 (Berkshire Hathaway Assurance Corp. Insured) (FGIC Insured)	1,465,000	1,451,009
Series 2011 A:
5% 12/1/41	60,000	61,583
5.5% 12/1/39	170,000	175,307
Series 2012 A, 5% 12/1/42	55,000	57,973
Series 2015 C:
5.25% 12/1/35	2,000,000	2,237,700
5.25% 12/1/39	45,000	50,084
Series 2016 A, 7% 12/1/44	3,100,000	3,793,346
Series 2017 C, 5% 12/1/25	290,000	344,126
Series 2018 A, 5% 12/1/27	185,000	230,351
Series 2018 C:
5% 12/1/24	100,000	114,999
5% 12/1/25	505,000	599,253
5% 12/1/27	505,000	628,796
5% 12/1/46	1,590,000	1,888,459
Series 2019 A:
5% 12/1/21	185,000	191,764
5% 12/1/23	2,150,000	2,396,433
5% 12/1/28	240,000	304,327
5% 12/1/30	575,000	733,068
5% 12/1/31	600,000	759,456
Series 2021 A, 5% 12/1/38 (c)	1,425,000	1,786,580
Chicago Gen. Oblig. Series 2020 A:
5% 1/1/26	1,865,000	2,190,480
5% 1/1/27	1,520,000	1,827,602
5% 1/1/30	1,745,000	2,203,010
5% 1/1/32	1,300,000	1,625,351
Chicago Midway Arpt. Rev.:
Series 2013 B, 5% 1/1/25	620,000	672,874
Series 2016 B, 5% 1/1/46	6,905,000	7,962,639
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2013 D, 5% 1/1/25	500,000	545,555
Series 2015 B, 5% 1/1/32	1,000,000	1,159,770
Series 2016 D, 5% 1/1/52	1,205,000	1,432,697
Series 2018 B:
5% 1/1/36	2,250,000	2,856,893
5% 1/1/37	3,250,000	4,113,785
5% 1/1/53	385,000	473,743
Cook County Cmnty. Consolidated School District No. 59 Series 2020:
4% 3/1/24	900,000	1,003,986
5% 3/1/25	850,000	1,011,645
5% 3/1/26	1,235,000	1,519,408
5% 3/1/27	1,245,000	1,580,826
5% 3/1/28	1,350,000	1,754,460
Cook County Gen. Oblig. Series 2021 A:
5% 11/15/31	3,650,000	4,907,900
5% 11/15/32	2,400,000	3,208,128
5% 11/15/33	2,350,000	3,121,905
Illinois Fin. Auth. Academic Facilities (Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A:
5% 10/1/27	240,000	293,306
5% 10/1/28	200,000	248,526
5% 10/1/44	1,000,000	1,184,370
5% 10/1/49	1,250,000	1,464,350
5% 10/1/51	1,000,000	1,164,640
Illinois Fin. Auth. Rev.:
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A, 5% 7/15/25	300,000	360,873
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	5,150,000	5,857,610
5% 5/15/43	50,000	61,052
(Presence Health Proj.) Series 2016 C, 5% 2/15/36	1,000,000	1,224,880
Bonds:
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	100,000	100,264
Series E, 2.25%, tender 4/29/22 (a)	330,000	338,593
Series 2012 A, 5% 5/15/22	1,000,000	1,053,490
Series 2013, 4.25% 5/15/43 (Pre-Refunded to 5/15/22 @ 100)	405,000	423,853
Series 2015 A:
4.125% 11/15/37	680,000	751,264
5% 11/15/45	10,000,000	11,430,600
Series 2016 A:
5% 2/15/24	850,000	960,917
5% 8/15/25	1,175,000	1,408,896
Series 2016 C, 5% 2/15/31	2,500,000	3,105,950
Series 2016:
4% 12/1/35	360,000	395,744
5% 12/1/40	2,150,000	2,480,670
Series 2017 A, 5% 1/1/35	3,000,000	3,615,600
Series 2018 A:
4.25% 1/1/44	55,000	62,886
5% 1/1/38	215,000	263,416
5% 10/1/41	3,000,000	3,666,540
5% 1/1/44	320,000	387,037
Series 2019, 4% 9/1/35	450,000	512,640
Illinois Gen. Oblig.:
Series 2006, 5.5% 1/1/28	5,000,000	6,270,700
Series 2012:
5% 8/1/21	10,000	10,218
5% 8/1/22	60,000	63,761
5% 8/1/24	1,000,000	1,059,640
Series 2013, 5% 7/1/22	40,000	42,375
Series 2014:
5% 2/1/22	215,000	224,214
5% 2/1/23	180,000	194,760
5% 2/1/26	550,000	609,950
Series 2016:
5% 2/1/26	5,270,000	6,193,357
5% 2/1/27	615,000	738,031
Series 2017 C, 5% 11/1/29	1,000,000	1,185,890
Series 2017 D:
5% 11/1/21	4,500,000	4,625,030
5% 11/1/23	800,000	876,608
5% 11/1/24	685,000	771,666
5% 11/1/25	1,265,000	1,461,164
5% 11/1/26	10,950,000	12,913,664
5% 11/1/27	6,230,000	7,480,610
Series 2018 A:
5% 10/1/24	500,000	569,420
5% 10/1/28	1,000,000	1,237,070
Series 2018 B, 5% 10/1/26	1,000,000	1,192,850
Series 2019 B:
5% 9/1/21	500,000	512,699
5% 9/1/22	490,000	522,320
5% 9/1/23	500,000	551,730
5% 9/1/24	500,000	568,125
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 A, 5% 12/1/22	1,300,000	1,414,205
Series 2015 A, 5% 1/1/37	470,000	551,935
Series A:
5% 1/1/38	1,010,000	1,333,180
5% 1/1/41	220,000	288,064
5% 1/1/45	9,300,000	12,011,694
Kane & DeKalb Counties Cmnty. Unit School District #302 Series 2018, 5% 2/1/26	2,010,000	2,433,206
Kane County School District No. 131 Series 2020 A:
4% 12/1/30 (FSA Insured)	460,000	550,422
4% 12/1/31 (FSA Insured)	615,000	732,662
4% 12/1/33 (FSA Insured)	255,000	301,122
4% 12/1/35 (FSA Insured)	275,000	323,054
4% 12/1/36 (FSA Insured)	250,000	292,760
4% 12/1/38 (FSA Insured)	580,000	675,775
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.) Series 2010 B1:
0% 6/15/43 (FSA Insured)	3,200,000	1,740,416
0% 6/15/46 (FSA Insured)	8,000,000	3,889,760
0% 6/15/47 (FSA Insured)	2,525,000	1,186,169
Series 2017 A, 5% 6/15/57	6,625,000	7,626,369
Series 2020 A:
4% 6/15/50	8,955,000	9,798,740
5% 6/15/50	7,310,000	8,717,029
Series 2020 B, 5% 6/15/42	2,695,000	3,299,354
Northern Illinois Univ. Revs. Series 2020 B:
4% 4/1/36 (Build America Mutual Assurance Insured)	1,300,000	1,498,991
4% 4/1/38 (Build America Mutual Assurance Insured)	1,300,000	1,489,592
4% 4/1/40 (Build America Mutual Assurance Insured)	870,000	992,061
Railsplitter Tobacco Settlement Auth. Rev. Series 2017, 5% 6/1/27	1,200,000	1,459,020
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2014 C, 5% 3/15/23	215,000	235,032
Univ. of Illinois Rev. Series 2018 A, 5% 4/1/29	100,000	127,247

TOTAL ILLINOIS		234,742,635

Indiana - 0.8%
Indiana Fin. Auth. Health Sys. Rev. Bonds Series 2019 B, 2.25%, tender 7/1/25 (a)	580,000	622,439
Indiana Fin. Auth. Hosp. Rev. Bonds Series 2015 B, 1.65%, tender 7/2/22 (a)	965,000	977,680
Indiana Fin. Auth. Rev. (DePauw Univ. Proj.) Series 2019:
5% 7/1/21	1,440,000	1,465,597
5% 7/1/22	1,510,000	1,600,962
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001 A2, 2%, tender 2/1/23 (a)	340,000	351,560
Indiana Hsg. & Cmnty. Dev. Auth.:
(Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (b)	695,000	718,032
Series 2019 B, 3.5% 1/1/49	700,000	775,446
Series A:
3.75% 1/1/49	3,280,000	3,688,065
5% 1/1/28	325,000	417,284
5% 7/1/28	325,000	421,567
5% 1/1/29	325,000	425,532
5% 7/1/29	270,000	357,178
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019, 5% 4/1/43	1,555,000	1,897,411
Series 2020, 5% 4/1/32	765,000	967,993

TOTAL INDIANA		14,686,746

Iowa - 0.5%
Iowa Fin. Auth. Rev.:
Series 2018 B, 5% 2/15/48	1,000,000	1,228,250
Series 2019 A2, 2.875% 5/15/49	535,000	544,090
Series A, 5% 5/15/48	120,000	135,222
Iowa Higher Ed. Ln. Auth. Rev. (Grinnell College Proj.) Series 2017, 5% 12/1/46	5,925,000	7,202,904

TOTAL IOWA		9,110,466

Kentucky - 4.3%
Ashland Med. Ctr. Rev. Series 2019:
4% 2/1/36	760,000	847,924
4% 2/1/37	575,000	639,262
5% 2/1/24	1,180,000	1,302,024
5% 2/1/25	945,000	1,071,904
Boyle County Edl. Facilities Rev. Series 2017, 5% 6/1/37	320,000	371,418
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.55%, tender 9/1/26 (a)	6,750,000	6,846,458
Kenton County Arpt. Board Arpt. Rev. Series 2019:
5% 1/1/38	730,000	914,894
5% 1/1/39	690,000	862,666
5% 1/1/49	2,500,000	3,065,550
Kentucky Econ. Dev. Fin. Auth.:
Bonds Series 2009 B, 2.7%, tender 11/10/21 (a)	355,000	360,125
Series 2019 A2, 5% 8/1/49	3,400,000	4,167,414
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 112) Series 2016 B, 5% 11/1/27	1,095,000	1,342,755
(Proj. No. 119) Series 2018:
5% 5/1/28	1,000,000	1,272,660
5% 5/1/38	4,000,000	4,870,720
Series 2017:
5% 4/1/25	3,425,000	4,037,698
5% 4/1/26	3,470,000	4,212,754
Series A:
4% 11/1/34	1,250,000	1,455,850
4% 11/1/35	400,000	464,884
4% 11/1/36	1,000,000	1,156,260
4% 11/1/37	1,250,000	1,441,538
5% 11/1/22	1,400,000	1,514,058
5% 8/1/27	400,000	473,132
5% 11/1/29	1,105,000	1,408,356
Series B:
5% 8/1/21	110,000	112,572
5% 8/1/23	1,330,000	1,479,771
5% 8/1/25	2,965,000	3,535,851
5% 8/1/26	1,910,000	2,340,170
5% 5/1/27	2,000,000	2,491,480
Series C, 5% 11/1/21	1,055,000	1,092,058
Kentucky, Inc. Pub. Energy:
Bonds:
Series A, 4%, tender 6/1/26 (a)	11,515,000	13,458,387
Series C1, 4%, tender 6/1/25 (a)	2,000,000	2,283,960
Series A:
4% 6/1/23	585,000	633,298
4% 12/1/24	500,000	566,335
4% 6/1/25	585,000	670,322
Louisville & Jefferson County:
Bonds:
Series 2020 B, 5%, tender 10/1/23 (a)	1,530,000	1,712,284
Series 2020 C, 5%, tender 10/1/26 (a)	525,000	649,751
Series 2020 D, 5%, tender 10/1/29 (a)	630,000	828,475
Series 2016 A, 5% 10/1/31	95,000	114,942
Series 2020 A, 4% 10/1/39	1,500,000	1,757,220

TOTAL KENTUCKY		77,827,180

Louisiana - 0.9%
Calcasieu Parish Memorial Hosp. (Lake Charles Memorial Hosp. Proj.) Series 2019:
4% 12/1/22	815,000	839,458
4% 12/1/23	1,135,000	1,185,110
4% 12/1/24	1,145,000	1,211,261
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	2,020,000	2,380,913
Louisiana Pub. Facilities Auth. Rev.:
(Ochsner Clinic Foundation Proj.) Series 2017, 5% 5/15/27	885,000	1,108,436
Series 2018 E:
5% 7/1/32	1,470,000	1,896,609
5% 7/1/33	1,195,000	1,535,025
5% 7/1/34	1,385,000	1,772,758
St. John Baptist Parish Rev.:
(Marathon Oil Corp.) Series 2017, 2.2% 6/1/37 (a)	1,495,000	1,552,378
Bonds (Marathon Oil Corp.) Series 2017:
2%, tender 4/1/23 (a)	1,410,000	1,436,141
2.1%, tender 7/1/24 (a)	680,000	699,489

TOTAL LOUISIANA		15,617,578

Maine - 0.4%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	100,000	105,380
Series 2011:
6.75% 7/1/41 (Pre-Refunded to 7/1/21 @ 100)	630,000	647,142
7.5% 7/1/32 (Pre-Refunded to 7/1/21 @ 100)	1,330,000	1,370,206
Series 2013:
5% 7/1/22	400,000	421,764
5% 7/1/33	395,000	419,921
Series 2017 B, 5% 7/1/33	280,000	331,850
Maine Hsg. Auth. Mtg. Series C, 3.5% 11/15/46	3,575,000	3,788,428
Maine Tpk. Auth. Tpk. Rev. Series 2018, 5% 7/1/47	500,000	612,675

TOTAL MAINE		7,697,366

Maryland - 0.9%
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	645,000	722,084
Series 2019 C:
5% 9/1/27	725,000	924,230
5% 9/1/28	115,000	150,043
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A, 5% 6/1/24	1,000,000	1,111,820
Maryland Gen. Oblig. First Series 2016, 5% 6/1/26	1,785,000	2,069,654
Maryland Health & Higher Edl. Series 2021 A, 5% 6/1/31	350,000	453,303
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2020 B:
5% 4/15/24	705,000	810,588
5% 4/15/25	920,000	1,097,017
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2020:
4% 7/1/45	1,645,000	1,996,372
4% 7/1/50	960,000	1,155,523
5% 7/1/40	4,930,000	6,555,372

TOTAL MARYLAND		17,046,006

Massachusetts - 3.4%
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Bonds Series 2019 A, 5%, tender 1/1/23 (a)	5,195,000	5,664,784
Massachusetts Dev. Fin. Agcy. Rev.:
Caregroup, Inc. Series 2015 H-1, 5% 7/1/25	1,375,000	1,648,996
Series 2017 A, 5% 1/1/36	2,415,000	2,891,141
Series 2017, 5% 7/1/47	945,000	1,071,592
Series 2018, 5% 1/1/43	1,335,000	1,569,132
Series 2019 K:
5% 7/1/25	825,000	989,398
5% 7/1/26	1,085,000	1,343,252
5% 7/1/27	1,305,000	1,658,342
Series 2019:
5% 7/1/25	655,000	774,485
5% 7/1/26	370,000	450,334
5% 7/1/28	550,000	698,935
5% 7/1/29	500,000	643,735
5% 9/1/59	3,730,000	4,570,145
Series 2020 A:
4% 7/1/45	3,660,000	4,094,369
5% 10/15/25	350,000	429,419
5% 10/15/27	7,500,000	9,790,500
5% 10/15/28	7,340,000	9,842,940
Series A, 4% 6/1/49	2,365,000	2,655,895
Series M:
4% 10/1/50	3,725,000	4,198,783
5% 10/1/45	2,805,000	3,488,522
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series A, 5% 2/15/49	2,500,000	2,996,875

TOTAL MASSACHUSETTS		61,471,574

Michigan - 2.7%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/37 (FSA Insured)	150,000	170,820
Flint Hosp. Bldg. Auth. Rev. Series 2020:
4% 7/1/41	1,060,000	1,166,106
5% 7/1/25	465,000	533,681
5% 7/1/26	425,000	499,316
5% 7/1/27	660,000	789,650
5% 7/1/28	925,000	1,124,180
Grand Rapids Pub. Schools Series 2019, 5% 11/1/26 (FSA Insured)	920,000	1,160,019
Lake Orion Cmnty. School District Series 2019, 5% 5/1/24	500,000	576,770
Lansing Cmnty. College Series 2019, 5% 5/1/44	5,070,000	6,396,464
Michigan Fin. Auth. Rev.:
(Detroit Wtr. and Sewage Dept. Wtr. Supply Sys. Rev. Rfdg. Local Proj.) Series 2014 C3, 5% 7/1/22 (FSA Insured)	630,000	672,676
(Henry Ford Health Sys. Proj.) Series 2016, 5% 11/15/25	4,220,000	5,124,093
(Trinity Health Proj.) Series 2017, 5% 12/1/37	1,000,000	1,247,800
Bonds:
Series 2019 B, 3.5%, tender 11/15/22 (a)	620,000	652,345
Series 2019 MI2, 5%, tender 2/1/25 (a)	740,000	871,483
Series 2015 A:
5% 8/1/26	1,675,000	1,943,988
5% 8/1/27	2,680,000	3,098,804
Series 2015, 5% 11/15/28	1,405,000	1,638,708
Series 2016, 5% 11/15/26	850,000	1,064,676
Series 2019 A:
4% 12/1/49	795,000	931,271
5% 11/15/48	290,000	364,426
Series 2020 A, 4% 6/1/49	865,000	1,006,099
Oakland Univ. Rev.:
Series 2016, 5% 3/1/41	810,000	929,872
Series 2019 A, 5% 3/1/31	580,000	732,325
Series 2019:
5% 3/1/32	650,000	817,024
5% 3/1/33	625,000	781,688
5% 3/1/34	700,000	872,508
5% 3/1/35	700,000	870,632
5% 3/1/36	800,000	991,944
5% 3/1/37	900,000	1,112,472
5% 3/1/38	1,325,000	1,633,752
5% 3/1/39	900,000	1,107,054
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D, 5% 9/1/23	525,000	588,074
Univ. of Michigan Rev.:
Series 2017 A, 5% 4/1/24	1,245,000	1,435,236
Series 2020 A, 5% 4/1/50	4,000,000	5,230,360

TOTAL MICHIGAN		48,136,316

Minnesota - 0.6%
City of White Bear Lake (YMCA of Greater Twin Cities Proj.) Series 2018:
5% 6/1/23	515,000	560,763
5% 6/1/27	500,000	597,315
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A, 5% 2/15/43	500,000	598,310
Hennepin County Reg'l. Railroad Auth. Series 2019, 5% 12/1/28	2,120,000	2,844,531
Minnesota Higher Ed. Facilities Auth. Rev.:
Series 2016 A, 5% 5/1/46	1,460,000	1,490,937
Series 2018 A, 5% 10/1/45	5,000	5,913
Saint Cloud Health Care Rev. Series 2019:
4% 5/1/49	540,000	613,246
5% 5/1/48	675,000	830,270
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev. Series 2015 A, 5% 7/1/29	2,240,000	2,649,270

TOTAL MINNESOTA		10,190,555

Mississippi - 0.2%
Mississippi Hosp. Equip. & Facilities Auth.:
Bonds Series II, 5%, tender 3/1/27 (a)	605,000	735,486
Series I:
5% 10/1/22	400,000	429,716
5% 10/1/23	550,000	617,078
5% 10/1/24	535,000	622,863
5% 10/1/26	650,000	806,845
5% 10/1/28	1,000,000	1,300,340

TOTAL MISSISSIPPI		4,512,328

Missouri - 1.4%
Kansas City Wtr. Rev. Series 2020 A:
4% 12/1/32	675,000	857,372
4% 12/1/34	400,000	506,836
4% 12/1/36	700,000	884,093
4% 12/1/37	500,000	630,550
4% 12/1/40	500,000	627,455
5% 12/1/28	580,000	774,027
5% 12/1/29	350,000	477,673
5% 12/1/30	660,000	923,340
5% 12/1/35	600,000	823,818
Missouri Health & Edl. Facilities Rev.:
Series 2017 A, 5% 10/1/42	2,350,000	2,817,627
Series 2019 A:
4% 10/1/48	4,785,000	5,359,918
5% 10/1/46	460,000	555,468
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	165,000	185,810
Saint Louis Arpt. Rev.:
Series 2017 A, 5% 7/1/22 (FSA Insured)	1,695,000	1,809,565
Series 2019 C:
5% 7/1/26	1,440,000	1,777,536
5% 7/1/27	2,430,000	3,073,999
Series A, 5.25% 7/1/26 (FSA Insured)	2,790,000	3,498,018
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A, 5.125% 9/1/48	55,000	61,355

TOTAL MISSOURI		25,644,460

Montana - 0.0%
Montana Board Hsg. Single Family Series 2019 B, 4% 6/1/50	80,000	92,210
Nebraska - 0.9%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (a)	13,400,000	15,449,798
Nevada - 1.3%
Clark County Arpt. Rev. Series 2019 A, 5% 7/1/26	1,255,000	1,558,258
Clark County School District:
Series 2015 C, 5% 6/15/26	3,000,000	3,622,830
Series 2016 B, 5% 6/15/26	1,675,000	2,054,002
Series 2017 A:
5% 6/15/22	2,520,000	2,681,381
5% 6/15/24	250,000	287,058
5% 6/15/25	5,945,000	7,061,352
5% 6/15/26	215,000	263,648
Series 2017 C, 5% 6/15/22	210,000	223,448
Series A, 5% 6/15/27	1,305,000	1,652,652
Nevada Hsg. Division Single Family Mtg. Rev.:
Series 2019 A, 4% 4/1/49	2,505,000	2,807,028
Series 2019 B, 4% 10/1/49	265,000	297,629

TOTAL NEVADA		22,509,286

New Hampshire - 0.4%
Nat'l. Finnance Auth. Series 2020 1, 4.125% 1/20/34	1,790,973	2,031,609
New Hampshire Health & Ed. Facilities Auth.:
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A, 5% 8/1/34	315,000	387,444
Series 2017, 5% 7/1/44	2,335,000	2,683,732
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Covenant Health Sys., Inc. Proj.) Series 2012, 5% 7/1/42	1,695,000	1,746,359
Series 2016, 5% 10/1/23	170,000	189,769

TOTAL NEW HAMPSHIRE		7,038,913

New Jersey - 4.0%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A, 5% 2/15/26	1,000,000	1,118,680
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (b)	310,000	311,451
Series A, 5% 11/1/31	2,735,000	3,506,926
New Jersey Econ. Dev. Auth. Lease Rev. (State House Proj.) Series 2017 B:
5% 6/15/26	1,000,000	1,218,960
5% 6/15/35	580,000	717,733
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (b)	220,000	221,833
(Provident Montclair Proj.) Series 2017, 5% 6/1/25 (FSA Insured)	1,035,000	1,215,576
Series 2013 NN, 5% 3/1/27	1,055,000	1,150,994
Series 2014 PP, 5% 6/15/26	1,000,000	1,144,030
Series 2015 XX:
5% 6/15/21	1,000,000	1,017,375
5% 6/15/22	3,285,000	3,490,674
5% 6/15/23	3,500,000	3,875,165
Series 2016 A, 5% 7/15/27	1,000,000	1,214,560
Series 2016 BBB:
5% 6/15/23	1,400,000	1,550,066
5.5% 6/15/30	230,000	285,529
Series 2018 EEE:
5% 6/15/28	590,000	750,386
5% 6/15/34	1,500,000	1,860,180
Series LLL:
4% 6/15/44	2,935,000	3,351,917
4% 6/15/49	2,690,000	3,049,007
Series MMM:
4% 6/15/35	1,160,000	1,357,107
4% 6/15/36	450,000	524,642
New Jersey Edl. Facility Series 2016 E, 5% 7/1/22	765,000	811,642
New Jersey Gen. Oblig. Series 2020 A:
4% 6/1/30	1,060,000	1,316,372
4% 6/1/31	400,000	502,844
4% 6/1/32	270,000	342,139
5% 6/1/29	1,195,000	1,567,063
New Jersey Health Care Facilities Fing. Auth. Rev.:
Bonds:
Series 2019 B1, 5%, tender 7/1/24 (a)	1,360,000	1,565,047
Series 2019 B2, 5%, tender 7/1/25 (a)	1,665,000	1,985,729
Series 2019 B3, 5%, tender 7/1/26 (a)	1,695,000	2,086,799
Series 2016:
4% 7/1/48	200,000	222,842
5% 7/1/28	1,170,000	1,431,565
5% 7/1/41	90,000	106,713
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev. Series 2019 A:
5% 12/1/21	285,000	296,444
5% 12/1/23	200,000	226,492
5% 12/1/24	115,000	135,239
5% 12/1/25	215,000	261,240
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A, 5% 6/1/28	1,000,000	1,310,220
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2021 A:
4% 1/1/42 (c)	1,710,000	2,055,591
4% 1/1/51 (c)	2,000,000	2,372,900
Series D, 5% 1/1/28	1,000,000	1,236,130
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	1,945,000	2,397,349
Series 2010 A, 0% 12/15/27	1,205,000	1,085,994
Series 2018 A:
5% 12/15/32	355,000	443,129
5% 12/15/34	1,350,000	1,676,039
Series A:
4% 12/15/39	1,000,000	1,158,740
4.25% 12/15/38	2,515,000	2,923,587
Series AA:
4% 6/15/39	1,040,000	1,223,373
4% 6/15/50	2,280,000	2,616,026
5% 6/15/29	405,000	428,462
5% 6/15/36	1,150,000	1,480,142
5% 6/15/50	500,000	622,595
Series BB, 4% 6/15/44	1,300,000	1,465,373
Newark Port Auth. Hsg. Auth. Rev. Series 2007, 5.25% 1/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,156,860
Rutgers State Univ. Rev. Series Q:
5% 5/1/21	395,000	399,463
5% 5/1/22	275,000	290,579
5% 5/1/23	215,000	236,881

TOTAL NEW JERSEY		72,370,394

New Mexico - 0.7%
Albuquerque Brnl Co. Wtr. Utl Series 2018, 5% 7/1/28	1,000,000	1,246,490
New Mexico Hosp. Equip. Ln. Council Rev. Bonds Series 2019 B, 5%, tender 8/1/25 (a)	1,460,000	1,750,832
New Mexico Mtg. Fin. Auth.:
Series 2019 C, 4% 1/1/50	1,025,000	1,151,475
Series 2019 D, 3.75% 1/1/50	365,000	408,315
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev.:
Bonds Series 2019 A, 5%, tender 5/1/25 (a)	5,000,000	5,931,700
Series 2019 A:
4% 5/1/23	590,000	639,224
4% 11/1/23	200,000	220,316
4% 5/1/24	675,000	754,029
Santa Fe Retirement Fac.:
Series 2019 A:
2.25% 5/15/24	35,000	34,922
5% 5/15/34	70,000	78,111
5% 5/15/39	50,000	55,223
5% 5/15/44	50,000	54,760
5% 5/15/49	105,000	114,569
Series 2019 B1, 2.625% 5/15/25	55,000	55,103

TOTAL NEW MEXICO		12,495,069

New York - 7.3%
Dorm. Auth. New York Univ. Rev. Series 2017 A, 5% 7/1/46	1,265,000	1,504,654
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A, 5% 2/15/42	3,700,000	4,429,751
Long Island Pwr. Auth. Elec. Sys. Rev.:
Bonds Series 2019 B, 1.65%, tender 9/1/24 (a)	2,600,000	2,705,612
Series 2018, 5% 9/1/36	250,000	319,895
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	300,000	327,972
New York City Gen. Oblig.:
Series 2021 A1:
5% 8/1/28	2,385,000	3,119,866
5% 8/1/29	2,595,000	3,463,469
Series B, 5% 10/1/42	2,000,000	2,543,040
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
(New York State Gen. Oblig. Proj.) Series 2015 S-1, 5% 7/15/35	7,000,000	8,161,650
Series 2018 S2, 5% 7/15/35	1,075,000	1,329,549
New York City Transitional Fin. Auth. Rev.:
Series 2018 A2, 5% 8/1/39	1,800,000	2,238,480
Series 2018 B, 5% 8/1/45	7,150,000	8,806,012
New York City Trust Cultural Resources Rev. Series 2021, 5% 7/1/31	3,600,000	5,045,184
New York Dorm. Auth. Rev.:
Bonds:
Series 2019 B1, 5%, tender 5/1/22 (a)	1,200,000	1,242,156
Series 2019 B2, 5%, tender 5/1/24 (a)	880,000	991,901
Series 2019 B3, 5%, tender 5/1/48	635,000	768,331
Series 2020 A:
4% 9/1/36	550,000	644,925
4% 9/1/38	650,000	760,026
4% 9/1/40	850,000	990,616
4% 9/1/50	3,480,000	3,993,683
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev. Series 2012 A, 0% 11/15/32	5,515,000	4,501,398
New York Metropolitan Trans. Auth. Rev.:
Series 2017 C1, 5% 11/15/34	1,465,000	1,764,270
Series 2017 D, 5% 11/15/35	2,000,000	2,400,360
Series 2020 A, 5% 2/1/23	3,020,000	3,257,644
Series 2020 D, 4% 11/15/46	13,530,000	15,496,586
Series D1, 5% 11/1/25	2,050,000	2,183,886
New York State Dorm. Auth. Series 2017 A, 5% 2/15/31	1,000,000	1,243,710
New York State Urban Dev. Corp.:
Series 2020 A, 4% 3/15/45	1,250,000	1,481,550
Series 2020 C:
5% 3/15/43	5,000,000	6,477,150
5% 3/15/47	10,000,000	12,851,400
Series 2020 E:
4% 3/15/44	9,300,000	10,974,651
4% 3/15/45	7,500,000	8,823,150
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A, 5% 12/1/26 (FSA Insured)	1,625,000	1,833,065
Triborough Bridge & Tunnel Auth. Revs. Series 2018 A, 5% 11/15/44	4,000,000	4,933,760

TOTAL NEW YORK		131,609,352

New York And New Jersey - 0.4%
Port Auth. of New York & New Jersey:
(H. Lee Moffitt Cancer Ctr. Proj.) Series 2016, 5% 11/15/41	5,000,000	6,144,300
Series 194, 5.25% 10/15/55	1,335,000	1,577,756

TOTAL NEW YORK AND NEW JERSEY		7,722,056

North Carolina - 1.2%
Charlotte Ctfs. of Prtn. (Convention Facility Projs.) Series 2019 A, 4% 6/1/39	875,000	1,049,484
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27	55,000	70,221
5% 10/1/42	465,000	558,456
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds:
Series 2019 B, 2.2%, tender 12/1/22 (a)	780,000	798,205
Series 2019 C, 2.55%, tender 6/1/26 (a)	1,345,000	1,457,684
North Carolina Tpk. Auth. Triangle Expressway Sys. Series 2019, 5% 1/1/49	14,000,000	17,276,140

TOTAL NORTH CAROLINA		21,210,190

Ohio - 4.7%
Akron Bath Copley Hosp. District Rev.:
Series 2016, 5.25% 11/15/46	3,735,000	4,417,497
Series 2020, 5% 11/15/31	385,000	504,847
Allen County Hosp. Facilities Rev. Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	500,000	528,640
American Muni. Pwr., Inc. Rev.:
(Greenup Hydroelectric Proj.):
Series 2016 A, 5% 2/15/41	1,000,000	1,168,630
Series 2016, 5% 2/15/46	1,735,000	2,012,027
Bonds Series 2019 A, 2.3%, tender 2/15/22 (a)	900,000	907,202
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	1,000,000	1,194,920
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/24 (FSA Insured)	1,200,000	1,351,572
5% 1/1/25 (FSA Insured)	730,000	852,158
Cleveland State Univ. Gen. Receipts Series 2012, 5% 6/1/37	2,500,000	2,577,825
Columbus Gen. Oblig.:
Series 2016 2, 5% 7/1/25	1,900,000	2,299,950
Series 2019 A, 5% 4/1/33	2,430,000	3,211,464
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 4.25% 6/15/24	385,000	410,352
Franklin County Hosp. Facilities Rev. Bonds (U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 5/15/23 (a)	200,000	221,232
Hamilton County HealthCare Facilities Rev. Series 2012, 5.25% 6/1/26	495,000	523,586
Hamilton County Healthcare Rev. (Life Enriching Cmntys. Proj.) Series 2016, 5% 1/1/51	1,000,000	1,083,110
Hamilton County Hosp. Facilities Rev. (Trihealth, Inc. Obligated Group Proj.) Series 2017 A, 5% 8/15/33	825,000	1,019,527
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (a)	4,415,000	5,194,027
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/23	435,000	486,530
5% 8/1/45	3,550,000	4,384,215
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 4% 2/15/23	1,075,000	1,132,491
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.) Series 2016, 5% 12/1/22	715,000	771,907
(Kenyon College 2020 Proj.) Series 2020:
4% 7/1/40	730,000	854,523
5% 7/1/35	2,625,000	3,411,004
5% 7/1/42	4,525,000	5,756,886
(Kenyon College, Oh. Proj.) Series 2017, 5% 7/1/42	1,700,000	2,031,823
Ohio Hosp. Rev. Series 2020 A, 4% 1/15/50	285,000	333,139
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	115,000	130,982
Ohio Spl. Oblig. Series 2020 A:
5% 2/1/23	1,365,000	1,496,395
5% 2/1/24	3,580,000	4,083,885
5% 2/1/26	1,145,000	1,405,030
Ohio Tpk. Commission Tpk. Rev. Series A, 5% 2/15/51 (c)	8,800,000	11,586,432
Ross County Hosp. Facilities Rev. (Adena Health Sys. Obligated Group Proj.) Series 2019:
5% 12/1/21	335,000	347,505
5% 12/1/22	360,000	389,344
5% 12/1/23	500,000	561,695
5% 12/1/24	525,000	610,848
5% 12/1/25	460,000	553,320
5% 12/1/26	600,000	741,612
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/26	1,940,000	2,328,640
5% 2/15/27	1,615,000	1,923,836
Series 2019, 5% 2/15/29	845,000	973,288
Univ. of Akron Gen. Receipts Series 2019 A, 5% 1/1/26	1,800,000	2,174,994
Univ. of Cincinnati Gen. Receipts Series 2016 C, 5% 6/1/41	5,000,000	5,924,250

TOTAL OHIO		83,873,140

Oklahoma - 0.2%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B, 5% 8/15/23	750,000	819,195
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019:
4% 8/1/21	380,000	384,423
4% 8/1/22	475,000	491,369
5% 8/1/26	360,000	422,021
5% 8/1/44	660,000	769,058

TOTAL OKLAHOMA		2,886,066

Oregon - 1.1%
Medford Hosp. Facilities Auth. Rev. (Asante Projs.) Series 2020 A:
5% 8/15/36	1,300,000	1,712,646
5% 8/15/38	3,700,000	4,844,854
Oregon Bus. Dev. Commission Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	1,695,000	1,781,665
Oregon State Hsg. & Cmnty. Svcs. Dept. Series 2019 A, 4% 7/1/50	10,645,000	11,980,096

TOTAL OREGON		20,319,261

Pennsylvania - 6.4%
Allegheny County Hosp. Dev. Auth. Rev. Series 2019 A, 5% 7/15/21	985,000	1,006,249
Berks County Muni. Auth. Rev.:
(Tower Health Proj.) Series 2020 A:
5% 2/1/23	945,000	1,005,452
5% 2/1/24	400,000	437,664
5% 2/1/26	885,000	1,014,537
Bonds (Tower Health Proj.):
Series 2020 B2, 5%, tender 2/1/27 (a)	610,000	707,801
Series 2020 B3, 5%, tender 2/1/30 (a)	350,000	415,538
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2016 A, 5% 11/15/46	4,000,000	4,624,200
Commonwealth Fing. Auth. Rev.:
Series 2019 B, 5% 6/1/26	680,000	833,762
Series 2020 A:
5% 6/1/29	1,750,000	2,291,608
5% 6/1/32	3,000,000	3,973,470
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A, 5% 6/1/34	1,140,000	1,369,049
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2016 B, 5% 7/1/21	1,215,000	1,233,020
Series 2019, 5% 7/1/49	795,000	912,064
Geisinger Auth. Health Sys. Rev. Series 2011 A1, 5.125% 6/1/41	8,000,000	8,105,040
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A:
5% 7/1/21	1,200,000	1,222,344
5% 7/1/22	1,500,000	1,594,755
5% 7/1/23	900,000	999,639
5% 7/1/24	1,700,000	1,962,072
5% 7/1/26	1,900,000	2,346,519
5% 7/1/27	2,000,000	2,535,780
5% 7/1/28	2,080,000	2,699,757
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	505,000	516,287
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2016 A, 5% 10/1/40	2,685,000	2,989,076
Series 2019:
4% 9/1/36	750,000	870,953
4% 9/1/37	750,000	868,358
4% 9/1/38	1,700,000	1,963,024
4% 9/1/39	1,100,000	1,267,376
4% 9/1/44	250,000	284,073
5% 9/1/22	600,000	643,836
5% 9/1/23	500,000	555,550
5% 9/1/24	675,000	776,669
Series 2020:
5% 4/1/22	325,000	334,441
5% 4/1/23	360,000	388,886
5% 4/1/24	365,000	406,603
5% 4/1/25	280,000	320,628
5% 4/1/26	330,000	387,001
5% 4/1/27	630,000	753,197
Montgomery County Indl. Dev. Auth. Series 2015 A, 5.25% 1/15/36	1,060,000	1,191,546
Pennsylvania Econ. Dev. Fing. Auth. Series 2020 A:
5% 4/15/24	550,000	632,374
5% 4/15/25	750,000	894,308
5% 4/15/26	2,500,000	3,084,375
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2009, 2.8%, tender 12/1/21 (a)	200,000	204,380
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Series 2012:
5% 5/1/31 (Pre-Refunded to 11/1/22 @ 100)	1,035,000	1,121,412
5% 11/1/42	1,275,000	1,340,267
Series 2016, 5% 5/1/34	1,600,000	1,872,256
Series 2018 A, 5% 2/15/48	940,000	1,153,906
Pennsylvania State Univ. Series 2020 A, 4% 9/1/50	1,480,000	1,747,850
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2016, 5% 6/1/36	2,000,000	2,394,920
Series 2021 A:
4% 12/1/43	3,000,000	3,552,090
4% 12/1/46	5,000,000	5,878,400
4% 12/1/50	1,000,000	1,169,650
Philadelphia Auth. For Indl. Dev. Series 2015 1, 5% 4/1/33	530,000	609,813
Philadelphia Auth. for Indl. Dev. Series 2017, 5% 11/1/47	1,040,000	1,186,245
Philadelphia Gen. Oblig.:
Series 2019 A, 5% 8/1/26	1,165,000	1,437,261
Series 2019 B:
5% 2/1/34	2,250,000	2,888,978
5% 2/1/35	2,750,000	3,515,765
5% 2/1/36	2,415,000	3,057,752
Philadelphia School District:
Series 2018 A, 5% 9/1/26	1,400,000	1,712,270
Series 2019 A:
4% 9/1/35	1,250,000	1,467,300
5% 9/1/23	660,000	734,587
5% 9/1/26	2,000,000	2,446,100
5% 9/1/30	1,335,000	1,738,437
5% 9/1/32	1,000,000	1,291,510
5% 9/1/34	620,000	798,988
5% 9/1/44	1,450,000	1,785,646
Series 2019 B:
5% 9/1/25	1,360,000	1,616,945
5% 9/1/26	1,105,000	1,351,470
Philadelphia Wtr. & Wastewtr. Rev. Series 2018 A, 5% 10/1/22	1,000,000	1,079,520
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2019 A, 5% 9/1/44 (FSA Insured)	450,000	570,362
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 A:
4% 6/1/44	235,000	276,332
4% 6/1/49	555,000	646,520
5% 6/1/44	405,000	512,920
5% 6/1/49	645,000	811,700
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2016 A, 5% 6/1/32 (FSA Insured)	885,000	1,080,346
Union County Hosp. Auth. Rev. Series 2018 B, 5% 8/1/48	1,430,000	1,637,493

TOTAL PENNSYLVANIA		115,108,272

Pennsylvania, New Jersey - 0.1%
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2018 B, 5% 1/1/24	2,250,000	2,548,890
Rhode Island - 0.0%
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	260,000	290,636
South Carolina - 1.3%
Charleston County Arpt. District Series 2019, 5% 7/1/48	1,875,000	2,300,813
Greenville Hosp. Sys. Facilities Rev. Series 2012, 5% 5/1/23	1,400,000	1,478,708
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (a)	540,000	595,555
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	355,000	405,811
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C, 5% 7/1/33	1,305,000	1,647,406
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 B, 5% 12/1/38	2,300,000	2,574,942
Series 2014 C:
5% 12/1/26	100,000	117,791
5% 12/1/39	1,000,000	1,155,540
5% 12/1/46	4,675,000	5,381,626
Series 2016 A, 5% 12/1/33	220,000	269,293
Series A, 5% 12/1/23	790,000	894,880
Series B, 5% 12/1/24	2,520,000	2,968,762
Spartanburg County Reg'l. Health Series 2017 A, 5% 4/15/48	2,470,000	2,958,467

TOTAL SOUTH CAROLINA		22,749,594

South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev. Bonds Series 2019 A, 5%, tender 7/1/24 (a)	1,595,000	1,815,828
Tennessee - 0.5%
Chattanooga Health Ed. & Hsg. Facility Board Rev.:
Series 2019 A1, 5% 8/1/25	615,000	727,699
Series 2019 A2, 5% 8/1/44	2,250,000	2,782,755
Jackson Hosp. Rev. Series 2018 A:
5% 4/1/27	630,000	784,489
5% 4/1/28	420,000	533,858
5% 4/1/41	500,000	613,175
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev. (Lipscomb Univ. Proj.) Series 2019 A:
4% 10/1/49	410,000	436,855
5.25% 10/1/58	1,225,000	1,442,511
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (a)	2,025,000	2,354,549
Tennessee Energy Acquisition Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	100,000	107,596

TOTAL TENNESSEE		9,783,487

Texas - 6.9%
Austin Wtr. & Wastewtr. Sys. Rev. Series 2016, 5% 11/15/33	2,000,000	2,492,200
Central Reg'l. Mobility Auth.:
Series 2018, 5% 1/1/25	1,000,000	1,169,880
Series 2020 B:
4% 1/1/34	280,000	336,557
4% 1/1/35	225,000	269,793
4% 1/1/36	245,000	292,790
4% 1/1/37	350,000	415,520
4% 1/1/38	465,000	550,486
4% 1/1/39	600,000	708,348
4% 1/1/40	230,000	270,770
5% 1/1/27	200,000	248,126
5% 1/1/28	230,000	292,291
5% 1/1/29	850,000	1,107,652
5% 1/1/30	400,000	533,036
5% 1/1/31	200,000	264,630
5% 1/1/32	200,000	262,762
5% 1/1/33	300,000	391,674
Collin County Series 2019, 5% 2/15/26	2,315,000	2,859,743
Cypress-Fairbanks Independent School District Bonds Series 2014 B1, 1.25%, tender 8/15/22 (a)	890,000	903,501
Dallas Fort Worth Int'l. Arpt. Rev. Series 2020 B:
4% 11/1/34	1,410,000	1,721,356
4% 11/1/35	1,255,000	1,526,896
Dallas Independent School District:
Series 2014 A, 5% 8/15/26	1,315,000	1,531,778
Series 2019:
5% 2/15/23	1,000,000	1,098,990
5% 2/15/24	700,000	797,706
5% 2/15/25	1,000,000	1,183,740
Dallas Wtrwks. & Swr. Sys. Rev. Series 2017, 5% 10/1/46	500,000	617,805
Denton County Gen. Oblig. Series 2020:
4% 5/15/26	2,510,000	2,995,384
4% 5/15/27	1,935,000	2,362,325
Denton Independent School District Bonds Series 2014 B, 2%, tender 8/1/24 (a)	670,000	708,210
Fort Worth Gen. Oblig. Series 2016:
5% 3/1/25	1,000,000	1,191,510
5% 3/1/27	1,000,000	1,227,620
Gregg County Health Facilities Dev. Series 2012 C, 5% 7/1/42 (Pre-Refunded to 7/1/22 @ 100)	800,000	852,888
Harris County Toll Road Rev. Series 2018 A, 5% 8/15/43	500,000	630,285
Houston Arpt. Sys. Rev. Series 2018 D, 5% 7/1/39	2,175,000	2,677,708
Houston Convention and Entertainment Facilities Dept. Hotel Occupancy Tax and Spl. Rev. Series 2019, 5% 9/1/33	765,000	905,806
Houston Gen. Oblig. Series 2017 A, 5% 3/1/31	1,250,000	1,560,813
Houston Independent School District Bonds Series 2013 B, 2.4%, tender 6/1/21 (a)	500,000	503,616
Houston Util. Sys. Rev.:
Series 2017 B, 5% 11/15/35	1,000,000	1,274,340
Series 2020 C, 5% 11/15/28	2,400,000	3,201,456
Irving Hosp. Auth. Hosp. Rev. Series 2017 A, 5% 10/15/35	410,000	483,853
Lower Colorado River Auth. Rev. (LCRA Transmission Svcs. Corp. Proj.):
Series 2018:
5% 5/15/43	1,500,000	1,864,710
5% 5/15/48	1,700,000	2,097,902
Series 2020, 5% 5/15/28	2,250,000	2,939,310
Midlothian Independent School District Bonds Series 2013 C, 2%, tender 8/1/24 (a)	565,000	596,612
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/28	1,550,000	1,822,769
North East Texas Independent School District Bonds Series 2019, 2.2%, tender 8/1/24 (a)	345,000	363,982
North Texas Tollway Auth. Rev.:
Series 2016 A, 5% 1/1/30	750,000	904,028
Series 2017 A, 5% 1/1/39	4,000,000	4,973,080
Series 2018:
4% 1/1/38	1,835,000	2,128,380
5% 1/1/35	500,000	617,285
Series 2019 A:
5% 1/1/23	2,000,000	2,179,660
5% 1/1/24	2,100,000	2,385,537
5% 1/1/38	5,000,000	6,330,150
Series 2019 B, 5% 1/1/25	645,000	758,959
Pasadena Independent School District Bonds Series 2015 B, 1.5%, tender 8/15/24 (a)	2,325,000	2,417,303
Plano Independent School District Series 2016 A, 5% 2/15/23	1,000,000	1,097,920
San Antonio Elec. & Gas Sys. Rev. Bonds:
Series 2018, 2.75%, tender 12/1/22 (a)	1,400,000	1,465,198
Series 2020, 1.75%, tender 12/1/25 (a)	10,750,000	11,311,795
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A, 5% 8/15/43 (Pre-Refunded to 8/15/23 @ 100)	2,285,000	2,562,308
Series 2020, 5% 12/1/24	550,000	648,406
Tarrant County Cultural Ed. Facilities Fin. Corp. Retirement Facility Rev. (Buckner Retirement Svcs., Inc.) Series 2016 B, 5% 11/15/40	950,000	1,083,418
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 5% 2/15/47	8,000,000	9,532,080
Series 2018 A, 5% 7/1/22	800,000	852,888
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	730,443	776,491
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev. Series 2019 A, 4% 3/1/50	900,000	1,037,988
Texas Gen. Oblig. Bonds:
Series 2019 C2, 1.85%, tender 8/1/22 (a)	175,000	175,166
Series 2019 E2, 2.25%, tender 8/1/22 (a)	1,010,000	1,011,646
Texas Private Activity Bond Surface Trans. Corp. (LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A:
4% 6/30/36	825,000	985,644
4% 6/30/38	2,100,000	2,480,079
4% 12/31/39	1,750,000	2,057,265
Texas Pub. Fin. Auth. Lease Rev. Series 2019, 5% 2/1/25	1,150,000	1,364,889
Texas State Univ. Sys. Fing. Rev. Series 2019 A:
5% 3/15/24	1,435,000	1,648,844
5% 3/15/25	1,500,000	1,789,905
5% 3/15/26	1,855,000	2,292,353
Texas Trans. Commission Series 2019 A, 0% 8/1/41	1,500,000	674,985
Texas Wtr. Dev. Board Rev.:
Series 2017 A, 5% 4/15/23	1,000,000	1,107,030
Series 2018 A, 5% 10/15/43	1,000,000	1,270,830
Series 2018 B, 5% 4/15/49	1,000,000	1,282,840

TOTAL TEXAS		123,313,479

Utah - 0.4%
Salt Lake City Arpt. Rev.:
Series 2017 B, 5% 7/1/47	4,000,000	4,867,760
Series 2018 B, 5% 7/1/48	1,000,000	1,232,250
Utah Gen. Oblig. Series 2020, 5% 7/1/26	1,000,000	1,254,420

TOTAL UTAH		7,354,430

Vermont - 0.1%
Vermont Hsg. Fin. Agcy. Series A, 3.75% 11/1/50	1,815,000	2,046,830
Virginia - 0.6%
Norfolk Series 2019, 5% 8/1/27	2,150,000	2,783,992
Roanoke Econ. Dev. Auth. Edl. Facilities Series 2018 A, 5% 9/1/27	500,000	591,130
Salem Econ. Dev. Auth. Series 2020:
4% 4/1/38	280,000	301,322
4% 4/1/39	250,000	267,708
4% 4/1/40	280,000	299,418
4% 4/1/45	750,000	790,215
5% 4/1/22	225,000	233,516
5% 4/1/24	300,000	330,981
5% 4/1/26	350,000	404,530
5% 4/1/27	350,000	411,908
5% 4/1/28	440,000	525,087
5% 4/1/29	575,000	694,566
5% 4/1/49	1,000,000	1,145,260
Virginia Gen. Oblig. Series 2018 A, 5% 6/1/27	1,975,000	2,546,703
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (a)	300,000	310,578

TOTAL VIRGINIA		11,636,914

Washington - 2.7%
King County Hsg. Auth. Rev. Series 2019, 3% 11/1/22	1,140,000	1,192,508
King County Swr. Rev. Bonds Series 2012, 2.6%, tender 12/1/21 (a)	3,900,000	3,907,882
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2017, 5% 12/1/38	1,175,000	1,350,768
Univ. of Washington Univ. Revs. Series 2020 A, 5% 4/1/50	3,250,000	4,220,515
Washington Fed. Hwy. Grant Anticipation Rev. (SR 520 Corridor Prog.) Series 2012 F, 5% 9/1/21	480,000	493,532
Washington Gen. Oblig.:
Series 2015 C, 5% 2/1/24	1,250,000	1,429,575
Series 2016 C, 5% 2/1/39	2,560,000	3,075,277
Series 2017 D, 5% 2/1/35	500,000	623,800
Series 2018 C, 5% 2/1/41	1,000,000	1,261,660
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/31	45,000	55,829
5% 7/1/42	560,000	674,895
(Providence Health Systems Proj.) Series 2012 A, 5% 10/1/24	200,000	215,962
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	245,000	289,303
5% 8/15/26	225,000	273,375
Series 2015, 5% 1/1/25	1,000,000	1,174,550
Series 2017 A, 4% 7/1/42	5,780,000	6,476,374
Series 2017:
4% 8/15/42	7,000,000	7,771,190
5% 8/15/36	500,000	602,080
Series 2020:
5% 9/1/38	2,000,000	2,629,540
5% 9/1/45	2,250,000	2,893,230
5% 9/1/50	2,500,000	3,194,075
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/25	430,000	490,157
5% 10/1/26	2,010,000	2,334,454
5% 10/1/34	1,510,000	1,689,735

TOTAL WASHINGTON		48,320,266

Wisconsin - 1.0%
Pub. Fin. Auth. Edl. Facilities Series 2018 A:
5.25% 10/1/43	530,000	587,717
5.25% 10/1/48	530,000	584,277
Pub. Fin. Auth. Hosp. Rev. Series 2019 A, 5% 10/1/44	745,000	908,282
Roseman Univ. of Health Series 2020, 5% 4/1/50 (b)	395,000	450,395
Wisconsin Gen. Oblig. Series 2014 4, 5% 5/1/25	1,240,000	1,467,912
Wisconsin Health & Edl. Facilities:
Series 2018, 5% 4/1/34	2,000,000	2,551,060
Series 2019 A:
2.25% 11/1/26	325,000	325,332
5% 11/1/25	240,000	261,636
5% 11/1/29	170,000	188,758
5% 12/1/30	300,000	393,588
5% 12/1/31	300,000	391,716
5% 12/1/32	350,000	454,528
5% 12/1/33	350,000	452,662
5% 12/1/34	350,000	451,535
5% 12/1/35	450,000	578,718
5% 7/1/44	500,000	582,805
5% 11/1/46	1,445,000	1,535,327
5% 7/1/49	2,000,000	2,320,200
Series 2019 B, 5% 7/1/38	355,000	418,155
Series 2019 B1, 2.825% 11/1/28	365,000	366,270
Series 2019 B2, 2.55% 11/1/27	235,000	235,533
Series 2019:
5% 10/1/24	270,000	312,633
5% 10/1/26	550,000	678,233
Wisconsin St Gen. Fund Annual Appropriation Series 2019 A, 5% 5/1/29	500,000	633,570

TOTAL WISCONSIN		17,130,842

Wyoming - 0.2%
Wyoming Cmnty. Dev. Auth. Hsg. Rev. Series 2019 3, 3.75% 12/1/49	3,400,000	3,700,696
TOTAL MUNICIPAL BONDS
(Cost $1,589,607,782)		1,679,638,684

Municipal Notes - 0.2%
New York - 0.2%
New York Metropolitan Trans. Auth. Rev. BAN Series 2018 C, 5% 9/1/21
(Cost $3,044,254)	3,000,000	3,069,976
	Shares	Value

Money Market Funds - 7.2%
Fidelity Tax-Free Cash Central Fund .04% (d)(e)
(Cost $128,530,995)	128,505,299	128,530,960
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $1,721,183,031)		1,811,239,620
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(13,618,271)
NET ASSETS - 100%		$1,797,621,349

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,644,108 or 0.3% of net assets.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.

 (e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Tax-Free Cash Central Fund	225,753
Total	$225,753

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Tax-Free Cash Central Fund was $169,643,852. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Tax-Free Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Tax-Free Cash Central Fund were $665,281,999 and $706,394,900, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$1,682,708,660	$--	$1,682,708,660	$--
Money Market Funds	128,530,960	128,530,960	--	--
Total Investments in Securities:	$1,811,239,620	$128,530,960	$1,682,708,660	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	24.9%
Health Care	19.7%
Transportation	15.5%
Education	12.3%
Special Tax	6.6%
Electric Utilities	5.0%
Others* (Individually Less Than 5%)	16.0%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,592,652,036)	$1,682,708,660
Fidelity Central Funds (cost $128,530,995)	128,530,960
Total Investment in Securities (cost $1,721,183,031)		$1,811,239,620
Cash		3,060,294
Receivable for fund shares sold		2,552,804
Interest receivable		15,681,253
Distributions receivable from Fidelity Central Funds		5,440
Prepaid expenses		1,412
Receivable from investment adviser for expense reductions		157,313
Other receivables		695
Total assets		1,832,698,831
Liabilities
Payable for investments purchased
Regular delivery	$1,351,967
Delayed delivery	29,669,780
Payable for fund shares redeemed	628,553
Distributions payable	2,845,630
Accrued management fee	507,457
Other payables and accrued expenses	74,095
Total liabilities		35,077,482
Net Assets		$1,797,621,349
Net Assets consist of:
Paid in capital		$1,708,822,348
Total accumulated earnings (loss)		88,799,001
Net Assets		$1,797,621,349
Net Asset Value, offering price and redemption price per share ($1,797,621,349 ÷ 163,818,935 shares)		$10.97

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2021
Investment Income
Interest		$36,288,139
Income from Fidelity Central Funds		225,314
Total income		36,513,453
Expenses
Management fee	$5,625,750
Custodian fees and expenses	13,439
Independent trustees' fees and expenses	5,080
Registration fees	116,115
Audit	68,476
Legal	3,313
Miscellaneous	8,016
Total expenses before reductions	5,840,189
Expense reductions	(1,829,542)
Total expenses after reductions		4,010,647
Net investment income (loss)		32,502,806
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,228,831)
Capital gain distributions from Fidelity Central Funds	439
Total net realized gain (loss)		(1,228,392)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	20,868,379
Fidelity Central Funds	9
Total change in net unrealized appreciation (depreciation)		20,868,388
Net gain (loss)		19,639,996
Net increase (decrease) in net assets resulting from operations		$52,142,802

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2021	Year ended January 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,502,806	$22,891,431
Net realized gain (loss)	(1,228,392)	3,585,987
Change in net unrealized appreciation (depreciation)	20,868,388	61,095,430
Net increase (decrease) in net assets resulting from operations	52,142,802	87,572,848
Distributions to shareholders	(33,083,617)	(26,056,090)
Share transactions
Proceeds from sales of shares	1,110,999,262	1,152,853,675
Reinvestment of distributions	223	825
Cost of shares redeemed	(935,959,504)	(100,365,738)
Net increase (decrease) in net assets resulting from share transactions	175,039,981	1,052,488,762
Total increase (decrease) in net assets	194,099,166	1,114,005,520
Net Assets
Beginning of period	1,603,522,183	489,516,663
End of period	$1,797,621,349	$1,603,522,183
Other Information
Shares
Sold	105,747,535	108,662,394
Issued in reinvestment of distributions	21	78
Redeemed	(89,175,378)	(9,438,874)
Net increase (decrease)	16,572,178	99,223,598

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Tax-Free Bond Fund

Years ended January 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.89	$10.19	$10.00
Income from Investment Operations
Net investment income (loss)B	.215	.241	.081
Net realized and unrealized gain (loss)	.085	.735	.176
Total from investment operations	.300	.976	.257
Distributions from net investment income	(.216)	(.248)	(.067)
Distributions from net realized gain	(.004)	(.028)	–
Total distributions	(.220)	(.276)	(.067)
Net asset value, end of period	$10.97	$10.89	$10.19
Total ReturnC,D	2.83%	9.68%	2.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	.36%	.43%	.60%G,H
Expenses net of fee waivers, if any	.25%	.25%	.25%G
Expenses net of all reductions	.25%	.25%	.25%G
Net investment income (loss)	2.02%	2.28%	2.38%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,797,621	$1,603,522	$489,517
Portfolio turnover rateI	32%	12%	2%J

 A For the period October 2, 2018 (commencement of operations) to January 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Audit fees are not annualized.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2021

1. Organization.

Fidelity SAI Tax-Free Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$90,909,799
Gross unrealized depreciation	(840,371)
Net unrealized appreciation (depreciation)	$90,069,428
Tax Cost	$1,721,170,192

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,223,163)
Net unrealized appreciation (depreciation) on securities and other investments	$90,069,428

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,223,163)

The tax character of distributions paid was as follows:

	January 31, 2021	January 31, 2020
Tax-exempt Income	32,501,151	22,886,109
Ordinary Income	$582,466	$ 3,169,981
Total	$33,083,617	$ 26,056,090

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Tax-Free Bond Fund	741,822,703	496,641,976

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $0 and $2,476,213, respectively.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below.

Amount
Fidelity SAI Tax-Free Bond Fund	$3,587

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .25% of average net assets. This reimbursement will remain in place through May 31, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $1,815,421.

The investment adviser or its affiliates voluntarily agreed to waive certain fees in order to avoid a negative yield. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $592.

Through arrangements with the Fund's custodian credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $10,477.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $3,052.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Tax-Free Bond Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI Tax-Free Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from October 2, 2018 (commencement of operations) through January 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 2, 2018 (commencement of operations) through January 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 16, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2020 to January 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2020	Ending Account Value January 31, 2021	Expenses Paid During Period-B August 1, 2020 to January 31, 2021
Fidelity SAI Tax-Free Bond Fund	.25%
Actual		$1,000.00	$1,029.80	$1.28
Hypothetical-C		$1,000.00	$1,023.88	$1.27

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

During fiscal year ended 2021, 100% of the fund's income dividends was free from federal income tax, and 0% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Tax-Free Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2020 and June 2020.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and an appropriate benchmark index for the most recent one-year period. Due to the characteristics of the fund, no peer group performance information was considered by the Board. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity SAI Tax-Free Bond Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2019.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.25% through May 31, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

STF-ANN-0321
1.9887620.102

Item 2.

Code of Ethics

As of the end of the period, January 31, 2021, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity SAI Tax-Free Bond Fund, Fidelity Series Large Cap Value Index Fund and Fidelity Tax-Free Bond Fund (the “Funds”):

Services Billed by Deloitte Entities

January 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Tax-Free Bond Fund	$47,200	$-	$7,300	$1,200
Fidelity Series Large Cap Value Index Fund	$43,000	$-	$9,000	$1,100
Fidelity Tax-Free Bond Fund	$48,600	$-	$7,000	$1,200

January 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Tax-Free Bond Fund	$48,600	$100	$7,300	$1,000
Fidelity Series Large Cap Value Index Fund	$44,400	$100	$8,800	$1,100
Fidelity Tax-Free Bond Fund	$50,100	$100	$7,000	$1,200

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	January 31, 2021A	January 31, 2020A
Audit-Related Fees	$-	$287,500
Tax Fees	$-	$3,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	January 31, 2021A	January 31, 2020A
Deloitte Entities	$528,400	$596,200

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	March 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	March 23, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	March 23, 2021